Exhibit 10.2

                               PUBLIC ELECTRICITY

                                 SUPPLY LICENCE

                                       for

                          SOUTH WESTERN ELECTRICITY plc


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                                     PREFACE

1. This document illustrates the licence obligations which presently apply under the Public Electricity Supply Licence held by South Western Electricity plc. The document comprises conditions contained in the original Licence granted on 26 March 1990 and subsequent modifications made to that Licence.

2. OFFER wishes to make clear that this is not legally binding document but has been produced as a working copy of South Western Electricity plc's PES licence. It is hoped that this document accurately reflects the present Licence, but it is not a substitute for the original Licence and the subsequent schedules of modifications issued to South Western Electricity plc and held by OFFER's library.


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                                TABLE OF CONTENTS

                                                                                                        Page

PART I. TERMS OF THE LICENCE                                                                                  1

PART II. THE CONDITIONS                                                                                       2

INTERPRETATION                                                                                                2

1.                Definitions and interpretation                                                              2

SECTION A. DISTRIBUTION BUSINESS OBLIGATIONS                                                                 22

2.                Availability of Distribution Business resources                                            22

3.                Distribution Charge restriction conditions: definitions                                    24

3A.               Restriction of distribution charges                                                        30

3B.               Restriction of distribution charges: adjustments                                           39

3C.               Information to be provided to the Director in connection with the distribution
                  charge restriction conditions                                                              54

3D.               Distribution Business allowance in respect of security costs                               59

3E.               Duration of distribution charge restriction conditions                                     63

4.                Prohibition of cross-subsidies                                                             65

5.                Basis of charges for use of system, connection to system and Metering and
                  Data Services: requirements for transparency                                               66

5A.               Non-discrimination in the provision of use of system, connection to system
                  and Metering and Data Services                                                             73

5B.               Requirement to offer terms for use of system, connection and the provision
                  of Metering and Data Services                                                              75

5C.               Requirement to offer Standard Terms of Connection                                          82

5D.               Functions of the Director                                                                  84

6.                Distribution system planning standard and quality of service                               86

7.                Security and Safety of Supplies Enquiry Service                                            87

8.                Provision of information about theft, damage and meter interference                        89

9.                Provisions relating to the connection of metering equipment                                90

10.               Generation Security Standard                                                               92

11.               Distribution Code                                                                          95



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12.               The Metering Point Administration Service and the Master Registration

                  Agreement                                                                                  99

13.               Establishment of a Data Transfer Service                                                  103

14.               Restriction on use of certain information and independence of the

                  Distribution Business                                                                     107

14A.              Appointment of Compliance Officer                                                         113

15.               Requirement to facilitate competition in the Generation and Supply of

                  Electricity                                                                               117

16.               Compliance with the Grid Code                                                             118

17.               Security arrangements                                                                     119

18.               Conditions affecting customers'statutory rights                                           120

19.               Licensee's apparatus on customers'side of meter                                           122

20.               Provision of distribution services for persons who are of pensionable age or
                  disabled or chronically sick                                                              123

21.               Code of practice on procedures with respect to site access                                125

22.               Standards of performance for the Distribution Business                                    126

23.               Distribution Business complaint handling procedure                                        127

24.               Preparation, review of and compliance with customer service codes                         128

25.               Record of and report on Distribution Business performance                                 130

26.               Publication of supply numbers                                                             132

27.               Relations with the Relevant Consumers'Committee                                           133

28.               Health and safety of employees                                                            134

SECTION B. SUPPLY BUSINESS OBLIGATIONS                                                                      135

Sub-Section (1) General Obligations                                                                         135

29.               Supply charge restriction conditions: definitions                                         135

29A.              Restriction on Supply Charges                                                             140

29B.              Restriction of supply charges: adjustments                                                149

29C.              Information to be provided to the Director in connection with the supply

                  charge restriction conditions                                                             201

29D.              Supply Business allowance in respect of security costs                                    205

29E.              Duration of supply charge restriction conditions                                          209

30.               Prohibition of cross-subsidies and of discrimination in electricity sale
                  contracts                                                                                 211
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31.               Prohibition of discrimination in supply                                                   212

31A.              Duration of discrimination conditions                                                     218

32.               Obligation on economic purchasing                                                         220

33.               Tariffs                                                                                   223

34.               Arrangements for informing customers on revocation of Licence                             224

35.               Basis of charges for top-up and standby supplies or sales of electricity, exempt supply services and prepayment meter services:
                  requirements for transparency                                                             226

35A.              Non-discrimination in the provision of top-up or standby supplies or sales of
                  electricity, exempt supply services and prepayment meter services                         229

35B.              Requirement to offer terms for top-up and standby, exempt supply services
                  and prepayment meter services                                                             231

35C.              Arrangements in respect of Standard Terms of Connection                                   235

35D.              Functions of the Director                                                                 236

36.               Provision of information to customers about security and safety of

                  supplies                                                                                  238

37.               Procedures for the detection and prevention of theft, damage and meter

                  interference                                                                              240

38.               Agreements for the provision of meters                                                    241

39.               Generation Security Standard                                                              242

40.               The Master Registration Agreement                                                         245

41.               Restriction on use of certain information                                                 246

42.               Compliance with the Grid Code                                                             247

43.               Security arrangements                                                                     248

44.               Pooling and Settlement Agreement                                                          249

45.               Conditions of supply affecting customers'statutory rights                                 250

46.               Code of practice on payment of bills and guidance for dealing with

                  customers in difficulty                                                                   251

47.               Provision of supply services for persons who are of pensionable age or

                  disabled or chronically sick                                                              253

48.               Code of practice on procedures with respect to site access                                255

49.               Supply Business standards of performance                                                  256

50.               Efficient use of electricity                                                              257

51.               Supply Business complaint handling procedure                                              259


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52.               Preparation, review of and compliance with customer service codes                         260

53.               Record of and report on Supply Business performance                                       262

54.               Information given to Designated Customers                                                 264

55.               Publication of information to customers                                                   265

56.               Relations with the Relevant Consumers'Committee                                           266

57.               Health and safety of employees                                                            267

58.               Designated Premises                                                                       268

59.               Terms for supply of electricity incompatible with Licence Conditions                      270

60.               Limitation on requirements for termination fees                                           271

61.               Revision of the Contract Terms Conditions                                                 272

Sub-Section (2)  The Contract Terms Conditions                                                              276

62.               Designated Supply Contracts                                                               276

63.               Contractual terms                                                                         278

64.               Notification of terms                                                                     280

65.               Security deposits                                                                         282

66.               Termination of contracts on notice                                                        284

67.               Termination of contracts in specified circumstances                                       286

68.               Assignment of outstanding charges                                                         288

69.               Modification of provisions under Conditions 66 and 68                                     290

70.               Marketing of electricity to Designated Customers                                          292

SECTION C. COMMON OBLIGATIONS                                                                               298

71.               Separate accounts for Separate Businesses                                                 298

72.               Restriction on activity and financial ring fencing                                        304

73.               Availability of resources                                                                 307

74.               Credit rating of Licensee                                                                 311

75.               Restriction on own generation capacity                                                    312

76.               Restrictions relating to Embedded Generation                                              319

77.               Disposal of relevant assets                                                               320

78.               Provision of information to the Director                                                  325

79.               Payment of fees                                                                           327

80.               Arrangements for provision of services by the Agent                                       329


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Schedule 1. Description of authorised area                                                                  331

Schedule 2. Terms as to revocation                                                                          333

Schedule 3A. Supplementary provisions of the distribution charge restriction conditions                     336

Part A. Principles for Attribution                                                                          336

Part B. EHV premises                                                                                        338

Part C. Excluded services                                                                                   339

Part D. Regulated distribution unit categories                                                              343

Part E. Calculation of factor in respect of distribution losses                                             346

Schedule 3B. Supplementary provisions of the supply charge restriction conditions                           351

Part A. Principles for Attribution                                                                          351

Part B. Excluded services                                                                                   354

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                          PART I. TERMS OF THE LICENCE

 1. The Secretary of State, in exercise of the power conferred by Section 6(1)(c), and Section 6(6) and Section 7 of the Electricity Act 1989 (hereinafter referred to as the "Act") hereby licenses South Western Electricity plc (registered in England and Wales under number 2366894) as public electricity supplier to supply electricity to any premises in the authorised area designated in Schedule 1 below during the period specified in paragraph 3 below, subject to the Conditions set out in
         Part II and Schedule 3 below (hereinafter referred to as the "Conditions").

 2. The Conditions are subject to modification or amendment in accordance with their terms or with Sections 11, 14 or 15 of the Act. This Licence is further subject to the terms as to revocation specified in
         Schedule 2.

 3.      This Licence shall come into force on the transfer date appointed under
         Section 65 of the Act and unless revoked in accordance with the provisions of Schedule 2 shall continue until determined by not less than 25 years' notice in writing given by the Secretary of State to the Licensee, such notice not to be served earlier than a date being 10 years after the Licence comes into force.




                                                          JOHN WAKEHAM
26th March 1990                                   Secretary of State for Energy


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                             PART II. THE CONDITIONS
                             -----------------------

                                 INTERPRETATION
                                 --------------

Condition 1. Definitions and interpretation
-------------------------------------------

1. Unless the contrary intention appears, words and expressions used in the Conditions shall be construed as if they were in an Act of Parliament and the Interpretation Act 1978 applied to them and references to an enactment shall include any statutory modification or re-enactment thereof after the date when this Licence comes into force.

2.       Any word or expression defined for the purposes of any provision of
         Part 1 of the Act shall, unless the contrary intention appears, have the same meaning when used in the Conditions.

3.       In the Conditions unless the context otherwise requires:

     "Act"                             means the Electricity Act 1989.

     "affiliate"                       in relation to the Licensee means any
                                       holding company of the Licensee, any
                                       subsidiary of the Licensee or any
                                       subsidiary of a holding company of the
                                       Licensee.

     "Agent"                           has the meaning given in Condition 80.

     "Auditors"                        means the Licensee's auditors for the
                                       time being holding office in accordance
                                       with the requirements of the Companies
                                       Act 1985.


                                      2
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     "authorised"                      in relation to any business or activity
                                       means authorised by licence granted under
                                       Section 6 or by exemption granted under
                                       Section 5 of the Act.

     "authorised area"                 means the area from time to time
                                       comprised in Schedule 1 to this Licence.
     "Authorised Electricity
     Operator"                         means any person (other than the
                                       Licensee) who is authorised to generate, transmit or supply electricity and for the purposes of Condition 5A to 5C inclusive shall include any person who has made an application to be so authorised which has not been refused and any person transferring electricity to or from England and Wales across an interconnector or who has made an application for use of interconnector which has not been refused.

     "Condition"                       means a condition set out in this Part
                                       of this Licence.

     "connection charges"              means charges made or levied or to be
                                       made or levied for the carrying out
                                       (whether before or after the date on
                                       which the Licence comes into force) of
                                       works and provision and installation
                                       of electrical plant, electric lines and
                                       ancillary meters in constructing or
                                       modifying entry and exit points on the
                                       Licensee's Distribution System together
                                       with charges in respect of maintenance
                                       and repair of such items in so far as not otherwise recoverable as use of system charges and in respect of disconnection



                                       3
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                                       and the removal of electrical plant,
                                       electric lines and ancillary meters
                                       following disconnection, all as more
                                       fully described in paragraphs 4 and 7 of Condition 5, whether or not such charges are annualised.

     "contract"                        in relation to the supply of electricity
                                       by the Licensee to a customer at
                                       premises, means a special agreement in
                                       accordance with section 22 of the Act.

     "Contract Terms Conditions"       means, as the context requires, either
                                       the Conditions contained in Sub-section
                                       (2) of Section B of this Licence or those Conditions together with the equivalent
                                       Conditions contained in the licences of
                                       all other Electricity Suppliers.

     "customer"                        means any person supplied or requiring to
                                       be supplied with electricity at premises within the authorised area whether by the Licensee (including any affiliate or related undertaking of the Licensee) or, where the context requires, by another
                                       Electricity Supplier, but shall not
                                       include any Authorised Electricity
                                       Operator in its capacity as such.

     "data aggregation services"       has the meaning given at sub-paragraph
                                       3(e) of Condition 5B.

     "data processing services"        has the meaning given at sub-paragraph
                                       3(d) of Condition 5B.


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     "data retrieval services"          has the meaning given at sub-paragraph
                                        3(c) of Condition 5B.

     "Data Transfer Catalogue"          has the meaning given at sub-paragraph
                                        6(c) of Condition 12.

     "Data Transfer Service"            means the service to be established,
                                        operated and maintained by the Licensee, in conjunction and co-operation with all other public electricity suppliers, in accordance with Condition 13.

     "data transfer services"           means the services of the Data Transfer
                                        Service established in accordance with
                                        Condition 13.

     "date of the contract"             means, in respect of any contract, the
                                        date on which that contract is entered
                                        into.

     "Declared Net Capacity"            means, in relation to generation plant,
                                        the highest generation of electricity at the main alternator terminals which can be maintained for an indefinite period of time without causing damage to the plant, less so much of that capacity as is consumed by the plant.

     "deposit"                          means a deposit of money by way of
                                        security for the payment of charges for
                                        the supply of electricity.

     "Designated Customer"              means a customer supplied or requiring
                                        to be supplied with electricity at
                                        Designated Premises (but excluding such
                                        customer in so far as he is supplied or
                                        requires to be supplied at premises
                                        other than Designated Premises).

     "Designated Premises"              has the meaning determined in accordance
                                        with Condition 58.

     "Designated Supply Contract"       has the meaning given in Condition 62.

     "Distribution Business"            means the business of the Licensee or
                                        any affiliate or related undertaking
                                        comprising or ancillary to:

                                        (a)   the distribution (whether for its
                                              own account or that of third
                                              parties) of electricity through
                                              the Licensee's Distribution
                                              System, including any business
                                              in providing connections to such
                                              system; and

                                        (b)   the provision of Metering and Data
                                              Services (other than prepayment
                                              meter services).

     "Distribution Code"                      means the Distribution Code
                                              required to be prepared pursuant
                                              to Condition 11 and approved by
                                              the Director, as from time to time
                                              revised with the approval of the
                                              Director.

     "Domestic Customer"                      means a customer supplied or
                                              requiring to be supplied with
                                              electricity at Domestic Premises
                                              (but excluding such customer in
                                              so far as he is supplied or
                                              requires to be supplied at
                                              premises other than Domestic
                                              Premises).

     "Domestic Premises"                      means premises at which a supply
                                              is taken wholly or mainly for
                                              domestic purposes.

     "electricity purchase contract"          includes any contract or
                                              arrangement, other than for the
                                              supply of electricity to a
                                              customer at premises, under which
                                              provision is made for the
                                              making or receipt of
                                              payments by reference to the
                                              difference between

                                             (a)  an amount specified or
                                                  ascertainable under the terms
                                                  of such contract or
                                                  arrangement; and

                                             (b)  the price at which electricity
                                                  is sold or purchased under
                                                  the Pooling and Settlement
                                                  Agreement or any component of
                                                  either of such prices;

                                                and

     "electricity sale contract"                shall be construed accordingly.

     "Electricity Supplier"                     means either a Second Tier
                                                Supplier or a public electricity
                                                supplier.

     "equivalent megawatt"                      in circumstances where demand is
                                                measured only in megavolt
                                                amperes means megavolt amperes
                                                converted into megawatts using
                                                for this purpose a power factor
                                                of 0.9 megawatts per megavolt
                                                ampere or such other factor as
                                                may with the approval of the
                                                Director be taken as being
                                                appropriate having regard to
                                                electrical characteristics of
                                                the supply, and cognate
                                                expressions shall be construed
                                                accordingly.

     "established connection"                   means, in relation to any
                                                premises, an existing
                                                connection to the Licensee's
                                                Distribution System which does
                                                not require modification, or a
                                                new or modified connection to
                                                such system in respect of which
                                                all works have been completed,
                                                such that in either case
                                                electricity is able to be
                                                supplied to the premises in
                                                accordance with the terms of the
                                                relevant supply agreement.

     "Exempt Supplier"                          means a person who is authorised
                                                to supply electricity by virtue
                                                of an exemption granted under
                                                Section 5 of the Act.

     "exempt supply services"                   means the services detailed at
                                                paragraph 2 of Condition 35B, as
                                                provided by the Licensee to
                                                Exempt Suppliers in respect of
                                                premises within the authorised
                                                area.

     "Existing Generation Business"             means the Generation Business as
                                                carried on on 30 September 1999
                                                pursuant to arrangements in
                                                place on that date and which
                                                involves own-generation sets at
                                                that date or generation sets in
                                                which there is an accountable
                                                interest at that date.

     "financial year"                           bears the meaning given to it at
                                                paragraph 1 of Condition 71.

     "fixed term period"                        means, in relation to any
                                                Designated Supply Contract,  a
                                                specified period of more
                                                than 12 months during which
                                                the Principal Terms of that
                                                contract may not be varied
                                                by the Licensee other than
                                                by agreement with the
                                                customer.

     "Fuel Security Code"                       means the document of that title
                                                designated as such by the
                                                Secretary of State as from
                                                time to time amended.

     "Generation Business"                      means the business if any) in
                                                the generation of electricity,
                                                being a business involving
                                                own-generation sets or in
                                                which there is an accountable
                                                interest in generation sets, as
                                                defined for the purposes of
                                                Condition 75.

     "generation set"                           means any plant or apparatus for
                                                the production of electricity
                                                and shall where appropriate
                                                include a generating station
                                                comprising more than one
                                                generation set.

     "goods or services"                        includes electric lines and
                                                electric plant, and goods or
                                                services designed or calculated
                                                to promote the efficient use of
                                                electricity, but excludes
                                                meters, meter operation and
                                                prepayment systems, and data
                                                retrieval and related services.

     "Grid Code"                                means the Grid Code required to
                                                be prepared by the Transmission
                                                Company and approved by the
                                                Director as from time to time
                                                revised with the approval of the
                                                Director.

     "Grid Supply Point"                        means any point at which
                                                electricity is delivered to the
                                                Licensee's Distribution System
                                                from the Transmission System.

     "half-hourly metering equipment"           means metering equipment which
                                                is configured to record the
                                                quantity of electricity (to
                                                be calculated in kWh) supplied
                                                to premises during each half
                                                hour period of supply

                                                and "non-half-hourly metering
                                                equipment"  shall be construed
                                                accordingly.

     "holding company"                          means a holding company within
                                                the meaning of Sections 736,
                                                736A and 736B of the Companies
                                                Act 1985.

     "interconnectors"                          means the electric lines and
                                                electrical plant and meters
                                                owned or operated by the
                                                Transmission Company solely
                                                for the transfer of
                                                electricity to or from the
                                                Transmission System into or
                                                out of England and Wales.

     "Licensee"                                 means South Western
                                                Electricity plc (registered
                                                in England and Wales under
                                                number 2366894) and (where
                                                the context so requires)
                                                shall include any Area Board
                                                in respect of which the
                                                Licensee is the successor
                                                company.

     "Licensee's Distribution                   means the system of electric
      System"                                   lines situated wholly or partly
                                                within the authorised area owned
                                                or operated by the Licensee
                                                for the distribution of
                                                electricity between the Grid
                                                Supply Points or generation sets
                                                or other entry points and the
                                                points where it is delivered to
                                                customers or Authorised
                                                Electricity Operators, and
                                                includes any Remote Transmission
                                                Assets owned by the Transmission
                                                Company operated by the Licensee
                                                and any electrical plant and
                                                meters owned or operated by the
                                                Licensee in connection with the
                                                distribution of electricity, and
                                                references to the distribution
                                                system of any Authorised
                                                Electricity Operator shall be
                                                construed accordingly.

     "Master Registration                       means the agreement of that
      Agreement"                                title to be prepared by the
                                                Licensee, in conjunction and
                                                co-operation with all other
                                                public electricity
                                                suppliers, in accordance
                                                with and comprising such
                                                matters as are set out in
                                                Condition 12.

     "megawatt" or "MW"                         includes an equivalent megawatt.

     "meter operation services"                 has the meaning given at
                                                sub-paragraph 3(b) of Condition
                                                5B.

     "meter provision services"                 has the meaning given at
                                                sub-paragraph 3(a) of Condition
                                                5B.

     "Metering and Data Services"               has the meaning given in
                                                Condition 5B.

     "metering equipment"                       includes any meter and any
                                                associated equipment which
                                                materially affects the operation
                                                of that meter.

     "Metering Point Administration             means the service to be
     Service"                                   established, operated and
                                                maintained by the Licensee in
                                                accordance with Condition 12.

     "metering point administration             means the services
     services"                                  of the Metering Point
                                                Administration Service
                                                established in accordance
                                                with Condition 12 or, where
                                                the context requires, means
                                                the equivalent services
                                                provided by any other public
                                                electricity supplier in
                                                accordance with the
                                                provisions of its public
                                                electricity supply licence.

     "New Generation Business"                  means any Generation Business
                                                other than the Existing
                                                Generation Business.

     "notice" means (unless otherwise specified) notice given in writing or by any other reasonable means.

     "participating interest"                   bears the meaning ascribed to
                                                that expression by Section 260
                                                of the Companies Act 1985.

     "Permitted Purpose"                        means the purpose of all or any
                                                of the following:

                                                (a)    the Supply Business, the
                                                       Second Tier Supply
                                                       Business, the
                                                       Distribution Business or
                                                       any business or
                                                       activity within the
                                                       limits of paragraph
                                                       4 of Condition 72;

                                                (b)    the Existing Generation
                                                       Business until (but not
                                                       after) 30 September 2000;

                                                (c)    any business conducted or
                                                       activity carried on
                                                       (other than the
                                                       Generation Business) on
                                                       17 September 1995 by
                                                       the Licensee or by a
                                                       company which was an
                                                       affiliate or related
                                                       undertaking of the
                                                       Licensee on that date;
                                                       and

                                                (d)    without prejudice to the
                                                       generality of paragraphs
                                                       (a) and (c), any
                                                       payment or transaction
                                                       lawfully made or
                                                       undertaken by the
                                                       Licensee for a purpose
                                                       within sub-paragraphs (i)
                                                       to (vii) of paragraph
                                                       5(b) of Condition 77

     "Pooling  and Settlement                   means the agreement of that
     Agreement"                                 title approved by the
                                                Secretary of State as from
                                                time to time amended with
                                                the approval of the Director
                                                (where so required pursuant
                                                to its terms).

     "prepayment meter services"                has the meaning given at
                                                paragraph 3 of Condition 35B.

     "Principal Terms"                          means, in respect of any form
                                                of Designated Supply Contract,
                                                those terms which relate to:

                                                (a) charges for the supply of
                                                    electricity;

                                                (b) any requirement to pay
                                                    charges for the supply by
                                                    prepayment through a
                                                    prepayment meter;

                                                (c) any requirement for a
                                                    security deposit;

                                                (d) the duration of the
                                                    contract;

                                                (e) the rights to terminate the
                                                    contract (including any
                                                    obligation to pay a
                                                    termination fee); and

                                                (f) the obligation to enter into
                                                    an agreement on the Standard
                                                    Terms of Connection,

                                                and such other terms as may
                                                reasonably be considered
                                                significantly to affect the
                                                evaluation of the contract.

     "related undertaking"                      in relation to the Licensee
                                                means any undertaking in which
                                                the Licensee has a participating
                                                interest.

     "Relevant Consumers'                       means the committee appointed by
     Committee"                                 the Director under Section 2
                                                of the Act for the area in
                                                respect of which the Licensee is
                                                the public electricity supplier.

     "relevant premises"                        in relation to a Designated
                                                Supply Contract, means any
                                                premises supplied with
                                                electricity under the terms of
                                                the contract.

     "Remote Transmission Assets"               means any electric lines,
                                                electrical plant or meters
                                                owned by the Transmission
                                                Company which:

                                                (a)     are embedded in the
                                                        distribution system
                                                        of the Licensee or
                                                        any Authorised
                                                        Electricity Operator
                                                        other than the
                                                        Transmission Company
                                                        and are not directly
                                                        connected by lines
                                                        or plant owned by
                                                        the Transmission
                                                        Company to a
                                                        sub-station owned by
                                                        the Transmission
                                                        Company; and

                                                (b)     are by agreement
                                                        between the
                                                        Transmission Company
                                                        and the Licensee or
                                                        such Authorised
                                                        Electricity Operator
                                                        operated under the
                                                        direction and control
                                                        of the Licensee or such
                                                        Authorised Electricity
                                                        Operator.

     "representation"                           includes any objection or any
                                                other proposal made in writing.

     "Retail Price Index"                       means the general index of
                                                retail prices published by the
                                                Office for National Statistics
                                                each month in respect of all
                                                items or:

                                                (a)      if the index for
                                                         any month in any
                                                         year shall not have
                                                         been published on
                                                         or before the last
                                                         day of the third
                                                         month after such
                                                         month, such index
                                                         for such month or
                                                         months as the
                                                         Director may after
                                                         consultation with
                                                         the Licensee
                                                         determine to be
                                                         appropriate in the
                                                         circumstances; or

                                                (b)      if there is a material
                                                         change in the basis of
                                                         the index, such other
                                                         index as the Director
                                                         may after consultation
                                                         with the Licensee
                                                         determine to be
                                                         appropriate in the
                                                         circumstances.

     "Second Tier Supplier"                     means a person authorised to
                                                supply electricity  pursuant to
                                                Section 6(2) of the Act.

     "Second Tier Supply Business"              means the authorised business
                                                (if any) of the Licensee or any
                                                affiliate or related undertaking
                                                as a private electricity
                                                supplier.

     "Settlement Agreement for                  means the agreement of that
     Scotland"                                  title to be prepared in
                                                accordance with, and comprise
                                                such matters as are set out in,
                                                Condition 24 of Part V of the
                                                Scottish Generation,
                                                Transmission and Public
                                                Electricity Supply Licences.

     "settlement purposes"                      means for the purposes of
                                                settlement as set out in the
                                                Pooling and Settlement Agreement
                                                or the Settlement Agreement for
                                                Scotland.

     "Separate Business"                        means each of the Distribution,
                                                Supply, Second Tier Supply and
                                                Generation Businesses taken
                                                separately from one another and
                                                from any other business of the
                                                Licensee, but so that where all
                                                or any part of such business is
                                                carried on by an  affiliate or
                                                related  undertaking  of the
                                                Licensee such part of the
                                                business as is carried on by
                                                that affiliate or related
                                                undertaking shall be
                                                consolidated with any other such
                                                business of the Licensee (and of
                                                any other affiliate or related
                                                undertaking) so as to form a
                                                single Separate Business.

     "Standard Terms of Connection"             means the terms approved by the
                                                Director, in accordance with
                                                Condition 5C, for the retention
                                                of an established connection to
                                                the Licensee's Distribution
                                                System.

     "standby"                                  means the periodic or
                                                intermittent supply or sale of
                                                electricity:

                                                (a)      to an Authorised
                                                         Electricity Operator to
                                                         make good any shortfall
                                                         in the availability of
                                                         electricity to that
                                                         operator for the
                                                         purposes of its supply
                                                         of electricity to
                                                         persons seeking such
                                                         supply; or

                                                (b)      to a customer of
                                                         the Licensee to
                                                         make good any
                                                         shortfall between
                                                         the customer's
                                                         total supply
                                                         requirements and
                                                         that met either by
                                                         its own generation
                                                         or by electricity
                                                         supplied by an
                                                         Authorised Electricity
                                                         Operator other than
                                                         the Licensee

                                                such standby supply or sale
                                                being provided at such entry
                                                or exit point on the
                                                Licensee's Distribution
                                                System as the operator or
                                                customer may request.

     "subsidiary"                               means a subsidiary within the
                                                meanings of Sections 736, 736A
                                                and 736B of the Companies Act
                                                1985.

     "Supply Business"                          means the authorised business
                                                of the Licensee as public
                                                electricity supplier in the
                                                authorised area, but shall
                                                not include any activities
                                                forming part of the
                                                Distribution Business.

     "termination fee"                          means any sum of money or other
                                                penalty (whether financial or
                                                otherwise) which may be demanded
                                                of a customer solely in
                                                consequence of the termination
                                                of a contract to supply
                                                electricity to premises.

     "top-up" means the supply or sale of electricity on a continuing or regular basis:

                                                (a)      to an Authorised
                                                         Electricity Operator
                                                         to make good any
                                                         shortfall in the
                                                         availability of
                                                         electricity (including,
                                                         where that operator is
                                                         using the Licensee's
                                                         Distribution System, to
                                                         make good any
                                                         distribution losses
                                                         on that system) to
                                                         that operator for
                                                         the purposes of its
                                                         supply of electricity
                                                         to persons seeking
                                                         such supply; or

                                                (b)      to a customer of
                                                         the Licensee to make
                                                         good any shortfall
                                                         between the customer's
                                                         total supply
                                                         requirements and
                                                         that met either by
                                                         its own generation
                                                         or by electricity
                                                         supplied by an
                                                         Authorised Electricity
                                                         Operator other than
                                                         the Licensee

                                                such top-up supply or sale
                                                being provided at such entry
                                                or exit point on the
                                                Licensee's Distribution
                                                System as the operator or
                                                customer may request.

     "Transfer Date"                            means such date as may be
                                                appointed by the Secretary of
                                                State by order under Section 65
                                                of the Act.

     "Transmission Company"                     means The National Grid Company
                                                plc or any other holder for the
                                                time being of a Licence to
                                                transmit electricity in England
                                                and Wales under Section 6(1)(b)
                                                of the Act.

     "Transmission System"                      means the system consisting
                                               (wholly or mainly) of high
                                                voltage electric lines owned or
                                                operated by the Transmission
                                                Company and used for the
                                                transmission of electricity from
                                                one generating station to a
                                                sub-station or to another
                                                generating station, or between
                                                sub-stations or to any
                                                interconnector, and includes any
                                                electrical plant and meters
                                                owned or operated by the
                                                Transmission Company in
                                                connection with the transmission
                                                of electricity but shall not
                                                include any Remote Transmission
                                                Assets.

     "ultimate holding company"                 Means

                                                (i)   a holding company of the
                                                      Licensee which is not
                                                      itself a subsidiary of
                                                      another company;

                                                (ii)  where a holding company of
                                                      the Licensee which is not
                                                      a subsidiary of another
                                                      company has entered into
                                                      an agreement affecting
                                                      the exercise of voting
                                                      rights in or the
                                                      appointment or removal
                                                      of directors of the
                                                      Licensee or any company of
                                                      which the Licensee is a
                                                      subsidiary, every party to
                                                      that agreement; and
                                       19

                                                (iii) where the exercise of
                                                      voting rights in or
                                                      the appointment or
                                                      removal of directors
                                                      of a holding company
                                                      of the Licensee which
                                                      is not a subsidiary of
                                                      another company is
                                                      controlled by an
                                                      agreement, every party
                                                      to that agreement.

     "undertaking"                              bears the meaning ascribed to
                                                that expression by Section 259
                                                of the Companies Act 1985.

     "unmetered supply"                         means a supply of electricity
                                                to premises which is not, for
                                                the purpose of calculating the
                                                charges for electricity
                                                supplied to the customer at
                                                such premises, measured by
                                                metering equipment.

     "use of system"                            means use of the Licensee's
                                                Distribution System for the
                                                distribution of electricity by
                                                the Licensee for the Supply
                                                Business or for any other
                                                Authorised Electricity Operator.

     "use of system charges"                    means charges made or levied or
                                                to be made or levied by the
                                                Licensee for the provision of
                                                services as part of the
                                                Distribution Business to any
                                                Authorised Electricity Operator
                                                or to the Licensee for the
                                                purposes of its Supply Business
                                                or Second Tier Supply Business
                                                as more fully described at
                                                paragraph 3 of Condition 5 and
                                                at paragraph C2 of Part C of
                                                Schedule 3A to this Licence; but
                                                shall not include connection
                                                charges.

      "valid notice of termination"             has the meaning given in
                                                Condition 66.

4. Unless otherwise specified, any reference to a numbered Condition (with or without a suffix letter) or Schedule is a reference to the Condition or Schedule bearing that number in this Licence, and any reference to a numbered paragraph (with or without a suffix letter) is a reference to the paragraph bearing that number in the Condition or Schedule in which the reference occurs.

5. In construing the provisions of this Licence, the heading or title of any Part, Section, Condition, Schedule or paragraph shall be disregarded.

6. Where any obligation of the Licensee is required to be performed by a specified date or within a specified period, and where the Licensee has failed so to perform, such obligation shall continue to be binding and enforceable after the specified date or after the expiry of the specified period (but without prejudice to all rights and remedies available against the Licensee by reason of the Licensee's failure to perform by that date or within that period).

7. The provisions of Section 109 of the Act shall apply for the purposes of the delivery or service of any documents, directions or notices to be delivered or served pursuant to any Condition or Schedule, and directions issued by the Director pursuant to any Condition or Schedule shall be delivered or served as aforesaid.

                  SECTION A. DISTRIBUTION BUSINESS OBLIGATIONS
                  ---------------------------------------------

Condition 2. Availability of Distribution Business resources
------------------------------------------------------------

1. The Licensee shall at all times act in a manner calculated to secure that it has sufficient management resources, financial resources and financial facilities to enable it:

         (a) to carry on the Distribution Business; and

        (b) to comply with such of its obligations under the Act and this Licence as apply to the Distribution Business.

2. The Licensee shall submit a certificate addressed to the Director, approved by a resolution of the board of directors of the Licensee and signed by a director of the Licensee pursuant to that resolution. Such certificate shall be submitted in June of each year. Each certificate shall be in one of the following forms:

(a) "After making enquiries, the directors of the Licensee have a reasonable expectation that the Licensee will have available to it, after taking into account in particular (but without limitation) any dividend or other distribution which might reasonably be expected to be declared or paid, sufficient financial resources and financial facilities to enable the Licensee to carry on the Distribution Business for a period of 12 months from the date of this certificate."

(b) "After making enquiries, the directors of the Licensee have a reasonable expectation, subject to what is said below, that the Licensee will have available to it, after taking into account in particular (but without limitation) any dividend or other distribution which might reasonably be expected to be declared or paid, sufficient financial resources and financial facilities to enable the Licensee to carry on the Distribution Business for a period of 12 months from the date of this certificate. However, they would like to draw attention to the following factors which may cast doubt on the ability of the
             Licensee to carry on the Distribution Business ...."

(c) "In the opinion of the directors of the Licensee, the Licensee will not have available to it sufficient financial resources and financial abilities to enable the Licensee to carry on the Distribution Business for a period of 12 months from the date of this certificate."

3. The Licensee shall submit to the Director with that certificate a statement of the main factors which the directors of the Licensee have taken into account in giving that certificate.

4. The Licensee shall inform the Director in writing immediately if the directors of the Licensee become aware of any circumstance which causes them no longer to have the reasonable expectation expressed in the then most recent certificate given under paragraph 2.

5. The Licensee shall use its best endeavours to obtain and submit to the Director with each certificate provided for in paragraph 2 a report prepared by its Auditors and addressed to the Director stating whether or not the Auditors are aware of any inconsistencies between, on the one hand, that certificate and the statement submitted with it and, on the other hand, any information which they obtained during their audit work.

Condition 3. Distribution Charge restriction conditions: definitions
--------------------------------------------------------------------

1.       In this Condition, in Conditions 3A to 3E and in Schedule 3A:

     "attributed"                               means, when used in relation to
                                                the fossil fuel levy or payments
                                                in lieu thereof or transmission
                                                connection point charges or
                                                remote transmission asset
                                                rentals or distribution losses
                                                or transmission costs or allowed
                                                distribution costs, attributed
                                                in accordance with the
                                                principles set out in Part A
                                                of Schedule 3A and attribute,
                                                attributed, attributable and
                                                attribution shall be construed
                                                accordingly.

     "average charge per unit                   means the distribution revenue
     distributed"                               in the relevant year divided
                                                by the regulated quantity
                                                distributed in that year.

     "average specified rate"                   means the average of the daily
                                                base rates of Barclays Bank plc
                                                current from time to time
                                                during the period in respect of
                                                which the calculation falls to
                                                be made.

     "distribution charge restriction           means Conditions 3 to 3E
     conditions"                                together with Schedule 3A to
                                                this Licence, as from time to
                                                time modified or replaced  in
                                                accordance therewith or pursuant
                                                to Sections  11, 14 or 15 of
                                                the Act.

     "distribution losses"                      means units unaccounted for on
                                                the Licensee's Distribution
                                                System, measured as being the
                                                difference between the units
                                                metered on entry into the system
                                                and the units metered on leaving
                                                the system.

     "distribution revenue"                     means the revenue (measured on
                                                an accruals basis) derived by
                                                the Licensee from the provision
                                                of distribution services in the
                                                relevant year, after deduction
                                                of:

                                                (i)  an amount equal to such
                                                     part of the total amount
                                                     payable in that relevant
                                                     year to the Transmission
                                                     Company (measured on
                                                     an accruals basis) in
                                                     respect of transmission
                                                     connection point charges
                                                     and remote transmission
                                                     asset rentals and which
                                                     would otherwise be included
                                                     in distribution revenue by
                                                     reason of being recovered
                                                     in that relevant year by
                                                     the Licensee in its use of
                                                     system charges, as falls to
                                                     be attributed to the
                                                     regulated quantity
                                                     distributed in that
                                                     relevant year; and


                                                (ii) value added tax if any)
                                                     and any other taxes based
                                                     directly on the amounts so
                                                     derived.

     "distribution services"                    means all services provided by
                                                the Licensee as part of its
                                                Distribution Business other than
                                                excluded services.

     "EHV premises"                             means those premises to which
                                                units are delivered by the
                                                Licensee which fall to be
                                                treated as EHV premises in
                                                accordance with Part B of
                                                Schedule 3A.

     "EHV units"                                means units distributed by the
                                                Licensee which are delivered or
                                                deemed to be delivered to EHV
                                                premises.

     "excluded services"                        means those services provided by
                                                the Licensee which in accordance
                                                with the principles set out in
                                                Part C of Schedule 3A fall to
                                                be treated as excluded services.

     "HV units"                                 means units (other than EHV
                                                units) distributed by the
                                                Licensee which are delivered to
                                                premises connected to the
                                                Licensee's Distribution
                                                System at a voltage at or
                                                higher than 1000 volts.

     "LV units"                                 means units distributed
                                                by the Licensee which are
                                                delivered to premises
                                                connected to the Licensee's
                                                Distribution System at a voltage
                                                less than 1000 volts.

     "LV1 units"                                means LV units which are
                                                distributed by the Licensee
                                                outside night-time periods to
                                                Domestic Premises or small
                                                premises (other than Domestic
                                                Premises) where the appropriate
                                                use of system charges apply
                                                different rates in night-time
                                                periods as opposed  to other
                                                times of day, for the avoidance
                                                of doubt including the use of
                                                system charges under the tariffs
                                                specified in paragraph D2 of
                                                Part D of Schedule 3A
 .
     "LV2 units"                                means LV units which are
                                                distributed by the Licensee to
                                                Domestic Premises or small
                                                premises (other than Domestic
                                                Premises):

                                                (a)     during night-time
                                                        periods, where the
                                                        appropriate use of
                                                        system charges apply
                                                        different rates in
                                                        night-time periods
                                                        as opposed to other
                                                        times of the day; or

                                                (b)     where the appropriate
                                                        use of system charges
                                                        are incorporated into
                                                        tariffs which restrict
                                                        availability of supply
                                                        to specified off-peak
                                                        periods,

                                                for the avoidance of doubt
                                                including the use of system
                                                charges under the tariffs
                                                specified in paragraph D3 of
                                                Part D of Schedule 3A.

     "LV3 units"                                means LV units other than LV1
                                                and LV2 units, for the avoidance
                                                of doubt including units
                                                distributed under the tariffs
                                                specified in paragraph D4 of
                                                Part D of Schedule 3A.

     "maximum average charge per                means the charge calculated in
     unit distributed"                          accordance with the formula in
                                                paragraph 1 of Condition 3A.

     "metered"                                  means, in relation to any
                                                quantity distributed, as
                                                measured by a meter installed
                                                for such purpose or (where no
                                                such meter is installed or it
                                                is not reasonably practicable to
                                                measure the quantity by such
                                                meter) as otherwise reasonably
                                                calculated.

     "0.1 MW customer"                          means any customer other than an
                                                over 0.1 MW customer in its
                                                capacity as such.

     "0.1 MW premises"                          means any premises other than
                                                over 0.1 MW premises.

     "over 0.1 MW customer"                     means a customersupplied at over
                                                0.1 MW  premises, but shall not
                                                include such customer insofar
                                                as supplied at 0.1 MW premises.

     "over 0.1 MW premises"                     means premises at which the
                                                average of the maximum monthly
                                                demands in the three months of
                                                highest maximum demand in any
                                                period of twelve consecutive
                                                months commencing on or after
                                                January 1993 exceeds one tenth
                                                of a megawatt.

     "regulated distribution unit               means as the case may be HV
     category"                                  units or LV1 units or LV2 units
                                                or LV3 units.

     "regulated quantity distributed"           means the aggregate quantity of
                                                units distributed (both for the
                                                Supply Business of the Licensee
                                                and on behalf of third parties
                                                under use of system) by the
                                                Licensee through the Licensee's
                                                Distribution System in relevant
                                                year t metered at exit points on
                                                leaving the Licensee's
                                                Distribution System but
                                                excluding for this purpose:


                                                (a)  units distributed for the
                                                     purpose of supply to
                                                     premises outside the
                                                     Licensee's authorised area;
                                                     and

                                                (b)  EHV units.

     "relevant year"                            means a financial year
                                                commencing on or after 1st April
                                                1990.

     "relevant year t"                          means that relevant yearfor the
                                                purposes of which any
                                                calculation falls to be made;
                                                "relevant year t-1" means the
                                                relevant year preceding relevant
                                                year t or, in respect of the
                                                period prior to 1st April
                                                1990, the period of 12
                                                calendar months commencing
                                                on 1st April 1989; and
                                                similar expressions shall
                                                be construed accordingly.

     "remote transmission asset rental"         means any rent or other
                                                periodic payment payable
                                                by the Distribution
                                                Business of the Licensee
                                                to the Transmission Company in
                                                respect of remote transmission
                                                assets forming part of the
                                                Licensee's Distribution
                                                System.

     "sixth relevant year"                      means the relevant year
                                                commencing 1st April 1995.

     "transmission connection point             means charges levied by the
      charges"                                  Transmission Company as
                                                connection charges by direct
                                                reference to the number or
                                                nature of the connections
                                                between the Licensee's
                                                Distribution System and
                                                the transmission system
                                                and payable by the
                                                Distribution Business of
                                                the Licensee.

     "unit"                                     means a kilowatt hour.

Condition 3A. Restriction of distribution charges
-------------------------------------------------

Basic Formula
------------

 1. Without prejudice to Condition 3D the Licensee shall in setting its charges for the provision of distribution services use its best endeavours to ensure that in any relevant year the average charge per unit distributed shall not exceed the maximum average charge per unit distributed calculated in accordance with the following formula:


                                       M(dt) = P(dt)+ PN(dt) - K(dt)


2. For the purposes of paragraph 1, Mdt means the maximum average charge per unit distributed in relevant year t.

Formula for P(dt) as used in paragraph 1
--------------------------------------

3. For the purposes of paragraph 1, Pdt is derived from the following formula:

                    P(dt) =  ((PU+PM). GR(t).PID(t)) + (PL.(AL(t)-L(t)).PIL(t))
                             -----------------------------------------------
                                                   D(t)

         where:

         PU means the amount set against that term in the part of Annex A to this Condition that applies to the Licensee.

         PM means the amount set against that term in the part of Annex A to this Condition that applies to the Licensee.


         GR(t)                  is derived from the following formula:


                           GR(t) = 0.5 {SIGMA)P(oi).D(it) + C(dt}) GR(t-1)
                                       -----------------------------------
                                      (SIGMA)P(oi).D(it-1) C(dt-1)


                              where for the relevant year beginning 1st
                              April 1995 GR(t-1) equals 1.

         (SIGMA) means the summation across all regulated distribution unit categories i.

         P(oi) means in respect of each regulated distribution unit category i set out in column 1 under that term in the part of Annex A to this Condition that applies to the Licensee the value opposite that category in column 2.

         D(it) means that number of units in each regulated distribution unit category i distributed in relevant year t.


         D(it-1) means that number of units in each regulated distribution unit category i distributed in relevant year t-1.


         C(dt) means a notional figure, representing the number of customers in the authorised area defined (for the purpose of this term C(dt) only) for each relevant year, given in the table appearing under that term in the part of Annex A to this Condition that applies to the Licensee.

         C(dt-1) means the number equal to Cdt in relevant year t-1.

         PID(t)                is derived from the following formula:


                                           PID(t) = (1 + RPI(t) - Xd(t)
                                                    ------------------ PIDt-1
                                                            100

                              where, for the relevant year beginning 1st
                              April 1995, PID(t-1) equals 1.

         RPI(t) means the percentage change (whether of a positive or a negative value) in the arithmetic average of the Retail Price Index numbers published or determined with respect to each of the six months July to December (inclusive) in relevant year t-1 and the arithmetic average of the Retail Price Index numbers published or determined with respect to the same months in relevant year t-2.

         X(dt) for any relevant year beginning on or after 1 April 1997, shall equal 3.

         PL                   means an amount equal to 3.0656p.

         AL(t) means an amount (in units) representing allowed distribution losses in relevant year t, being the allowed percentage of the adjusted units distributed (calculated as provided in paragraph E5 of Part E of Schedule 3A) where in respect of each relevant year t, the allowed percentage shall equal that percentage which the aggregate of adjusted distribution losses (calculated as provided in paragraphs E2 to E5 of Part E of
                              Schedule 3A) over the preceding relevant years (commencing with the twelve-month period from 1st April 1989, or, if the number of preceding relevant years exceeds nine, relevant year t-10) bears to the aggregate of adjusted units distributed (calculated as aforesaid) over the corresponding relevant years: save that for this purpose adjusted distribution losses in respect of the twelve-month period from 1st April 1989 shall be derived by applying the initial relevant loss percentage (calculated as provided in paragraphs E6 to E8 of Part E of Schedule 3A) to the adjusted units distributed in that period.


         L(t) means in respect of relevant year t, adjusted grid supply point purchases less adjusted units distributed (calculated as provided in paragraphs E2 to E5 of Part E of
                              Schedule 3A).

         PIL(t)              is derived from the following formula:


                                     PIL(t) = (1 + RPI(t) PIL(t-1)
                                                   ----
                                                   100


                              where, for the relevant year beginning 1st
                              April 1995, PIL(t-1) equals 1.

         D(t) means the regulated quantity distributed in relevant year t.

Formula for PNdt as used in paragraph 1
---------------------------------------

4. For the purposes of Paragraph 1, in the ninth and subsequent relevant years the term PN(dt) shall be calculated in accordance with the following formula:

                                PN(dt) = (PS + PR)PIR(t) - TA(dt-1) - GA(dt-1)
                                        --------------------------------------
                                                      D(t)

         and for each relevant year t prior to the ninth relevant year PN(dt) shall be 0.

         where:

         PS means an amount equal to (pound)4.87 million for each of the ninth to the thirteenth relevant years, and thereafter shall be 0.

         PR means, in the ninth and all subsequent relevant years, the amount given under that heading in Annex B to this Condition.


         PIR(t)               is derived from the following formula:

                                        PIR(t) = (1 + RPI(t)PIR(t-1
                                                   -----
                                                    100

                            where for the ninth relevant year PIR(t-1) equals 1

         TA(dt)               in respect of any relevant year t, is derived from
                            the following formula:

                               TA(dt) = M(y)
                                       (SIGMA) P(sd).C(mn)
                                        M(x)
                              save that TA shall be a figure not less than 0, and shall for each relevant year t prior to the ninth relevant year be 0.

         where:

         My
        (SIGMA) means a summation across all the months M(x) to M(y) in each
         M(x)
                              relevant year.


         M(x) means, in the ninth relevant year, the month commencing 1st July 1998, and means in each subsequent relevant year the month commencing 1st April in such relevant year.

         M(y) means, in each relevant year, the month commencing 1st March in such relevant year.


         P(sd) means the amount given under that heading in Annex B to this Condition.

         C(mn) means, in respect of each month Mx to My in the ninth and each subsequent relevant year, a proportion of the total number of 0.1MW customers within the authorised area (expressed as a figure => -1 and <= 1) to be calculated by reference to the first day of such month in accordance with the following formula:

                                C(mn) = N - SC

         where:

         N                    means a figure equal to:

                    (a) in respect of the months commencing 1st July 1998, 1st August 1998 and 1st September 1998, the amount given under that heading in Annex B to this Condition;

                              (b) in respect of the months commencing 1st
                              October 1998, 1st November 1998 and 1st December 1998, 0.5; and

                              (c) in respect of the month commencing 1st January
                                  1999 and all subsequent months, 1.

         SC in respect of the first day of each relevant month, means a proportion of the total number of 0.1MW customers within the authorised area (expressed as a figure => 0 and <= 1), being customers who may be supplied by a Second Tier Supplier on such date in accordance with any direction or variation of a direction issued by the Director (and not subsequently withdrawn or varied) pursuant to condition 3 of that Supplier's licence to supply electricity.

         GA(dt) shall in the ninth relevant year, where the earliest date specified (and not subsequently withdrawn or varied to a later date) in any direction or variation of a direction issued by the Director, pursuant to condition 3 of the licence held by any Second Tier Supplier, in relation to the supply of electricity to any premises:

                              (a) is in April 1998, be 0;

                              (b) is in May 1998, be the amount given for that
                                  month under the heading GAdt in Annex B to this Condition;

                              (c) is in June 1998, be the amount given for that
                                   month under that heading; or

                              (d) is in July 1998 or any subsequent month, be
                                  the amount given for July under that heading,


                              and shall in each relevant year t other than the ninth relevant year be 0.

Formula for Kdt as used in Paragraph 1

5. For the purposes of paragraph 1, Kdt means the correction factor per unit (whether of a positive or a negative value) to be applied to the average charge per unit distributed in relevant year t (subject to paragraph 3 of Condition 3B) and is derived from the following formula:


                                K(dt) = Rdt-1 - (D(t-1). Mdt-1)
                                        ---------------------(1 + I(dt)
                                               Dt                 ----
                                                                  100



         provided that:       notwithstanding the above, the value of Kdt for
                              the sixth relevant year shall be that value required by Condition 3A in the licence in the form in force on 31 March 1995.

         where:

         Rd(t-1) means the distribution revenue in relevant year t-1.

         D(t-1) means the regulated quantity distributed in relevant year t-1.

         M(dt-1) means maximum average charge per unit distributed in relevant year t-1.

         I(dt) means that interest rate in relevant year t which is equal to, where Kdt (taking no account of Id for this purpose) has a positive value, the average specified rate plus 4, or where Kdt (taking no account of Id for this purpose) has a negative value, the average specified rate.

6. In this Condition, any term defined for the purposes of paragraph 1 shall have the same meaning in all paragraphs of this Condition.

ANNEX A to Condition 3A
------------------------

Distribution values specific to individual companies

EASTERN ELECTRICITY plc

                                                     (pound)m
                                                     ---------

         PU                                          327.4

         PM                                          36.0

         Cdt

                                                     '000s
                                                     -----

         relevant year beginning on
         --------------------------

                  1 April 1994                       3073

                  1 April 1995                       3107

                  1 April 1996                       3152

                  1 April 1997                       3196

                  1 April 1998                       3241

                  1 April 1999                       3286

         every subsequent relevant year              3286

P0(i)

                  1                                  2
         unit category i                             value (p)
         ---------------                             ---------

                  LV1                                2.0009

                  LV2                                0.3031

                  LV3                                1.3431

                  HV                                 0.4584

EAST MIDLANDS ELECTRICITY plc

                                                    (pound)m
                                                    ---------

         PU                                          271.6

         PM                                          30.2

         Cdt

                                                     '000s
                                                     -----

         relevant year beginning on
         --------------------------

                  1 April 1994                       2248

                  1 April 1995                       2272

                  1 April 1996                       2297

                  1 April 1997                       2321

                  1 April 1998                       2346

                  1 April 1999                       2371

         every subsequent relevant year              2371

P(oi)

                  1                                  2
         unit category i                             value (p)
         ---------------                             ---------

                  LV1                                1.6131

                  LV2                                0.5557

                  LV3                                1.5711

                  HV                                 0.6350

LONDON ELECTRICITY plc

                                                     (pound)m
                                                     --------

         PU                                          260.9

         PM                                          31.0

         C(dt)

                                                     '000s
                                                     -----
         relevant year beginning on
         --------------------------

                  1 April 1994                       1955

                  1 April 1995                       1974

                  1 April 1996                       1986

                  1 April 1997                       1998

                  1 April 1998                       2010

                  1 April 1999                       2022

         every subsequent relevant year              2022

P(oi)

                  1                                  2

         unit category i                             value (p)
         ---------------                             ---------
                  LV1                                2.2073

                  LV2                                0.4057

                  LV3                                1.5912

                  HV                                 0.5932

MANWEB plc

                                                   (pound)m
                                                    -------
         PU                                          178.2

         PM                                          21.6

         C(dt)

                                                     '000s
                                                     -----

         relevant year beginning on
         --------------------------

                  1 April 1994                       1354

                  1 April 1995                       1366

                  1 April 1996                       1378

                  1 April 1997                       1391

                  1 April 1998                       1403

                  1 April 1999                       1415

             every subsequent relevant year          1415

P(oi)

                  1                                  2
         unit category i                             value (p)
         ---------------                             ---------

                  LV1                                2.1041

                  LV2                                0.4323

                  LV3                                1.7558

                  HV                                 0.5097

MIDLANDS ELECTRICITY plc

                                                   (pound)m
                                                   --------
         PU                                          267.2

         PM                                          31.2

         Cdt

                                                     '000s
                                                     -----

         relevant year beginning on
         --------------------------

                  1 April 1994                       2210

                  1 April 1995                       2231

                  1 April 1996                       2251

                  1 April 1997                       2271

                  1 April 1998                       2291

                  1 April 1999                       2311

         every subsequent relevant year              2311

P(oi)

                  1                                  2
         unit category i                             value (p)
         ---------------                             --------
                  LV1                                1.9729

                  LV2                                0.3966

                  LV3                                1.6108

                  HV                                 0.5992

NORTHERN ELECTRIC plc

                                                     (pound)m
                                                     --------
         PU                                          176.2

         PM                                          22.2

         C(dt)

                                                     '000s
                                                     -----

         relevant year beginning on
         --------------------------

                  1 April 1994                       1446

                  1 April 1995                       1456

                  1 April 1996                       1466

                  1 April 1997                       1476

                  1 April 1998                       1486

                  1 April 1999                       1496

         every subsequent relevant year              1496

P0i

                  1                                  2
         unit category i                             value (p)
         ---------------                             --------
                  LV1                                2.0911

                  LV2                                0.3273

                  LV3                                1.9284

                  HV                                 0.4723

NORWEB plc

                                                     (pound)m
                                                     --------

         PU                                          254.5

         PM                                          28.8

         Cdt

                                                    '000s
                                                    -----

         relevant year beginning on
         ----------------------------

                  1 April 1994                       2170

                  1 April 1995                       2182

                  1 April 1996                       2196

                  1 April 1997                       2209

                  1 April 1998                       2223

                  1 April 1999                       2236

         every subsequent relevant year              2236

P(oi)

                  1                                  2
         unit category i                             value (p)
         ---------------                             --------

                  LV1                                2.1750

                  LV2                                0.2821

                  LV3                                1.6304

                  HV                                 0.5335

SEEBOARD plc

                                                     (pound)m
                                                     --------
         PU                                          203.0


         PM                                          29.2

         Cdt

                                                     '000s
                                                     -----
         relevant year beginning on
         --------------------------

                  1 April 1994                       1982

                  1 April 1995                       1997

                  1 April 1996                       2031

                  1 April 1997                       2030

                  1 April 1998                       2046

                  1 April 1999                       2062

         every subsequent relevant year              2062

P(oi)

                  1                                  2
         unit category i                             value (p)
         ---------------                             ---------

                  LV1                                1.8735

                  LV2                                0.3213

                  LV3                                1.4098

                  HV                                 0.5892

SOUTHERN ELECTRIC plc

                                                     (pound)m
                                                     --------
         PU                                          304.4

         PM                                          35.7

         Cdt

                                                     '000s
                                                     -----

         relevant year beginning on
         ---------------------------

                  1 April 1994                       2576

                  1 April 1995                       2602

                  1 April 1996                       2633

                  1 April 1997                       2664

                  1 April 1998                       2695

                  1 April 1999                       2727

         every subsequent relevant year              2727

P(oi)

                  1                                  2
         unit category i                             value (p)
         ---------------                             --------
                  LV1                                2.0600

                  LV2                                0.3816

                  LV3                                1.4815

                  HV                                 0.5560

SOUTH WALES ELECTRICITY plc

                                                     (pound)m
                                                     --------
         PU                                          142.2

         PM                                          17.6

         Cdt

                                                     '000s
                                                     -----
         relevant year beginning on
         --------------------------

                  1 April 1994                       952

                  1 April 1995                       959

                  1 April 1996                       966

                  1 April 1997                       974

                  1 April 1998                       982

                  1 April 1999                       990

         every subsequent relevant year              990
P(oi)

                  1                                  2
         unit category i                             value (p)
         ---------------                             ---------
                  LV1                                2.4442

                  LV2                                0.3641

                  LV3                                2.2009

                  HV                                 0.7272

SOUTH WESTERN ELECTRICITY plc

                                                    (pound)m
                                                    --------

         PU                                          186.3

         PM                                          22.4

         Cdt

                                                     '000s
                                                     -----
         relevant year beginning on
         --------------------------

                  1 April 1994                       1287

                  1 April 1995                       1299

                  1 April 1996                       1313

                  1 April 1997                       1327

                  1 April 1998                       1341

                  1 April 1999                       1355

          every subsequent relevant year             1355
P(oi)

                  1                                  2
         unit category i                             value (p)
         ---------------                             --------
                  LV1                                2.3889

                  LV2                                0.6679

                  LV3                                1.8707

                  HV                                 0.5072

YORKSHIRE ELECTRICITY GROUP plc

                                                   (pound)m
                                                   --------

         PU                                          249.7

         PM                                          27.9

         C(dt)

                                                     '000s
                                                     -----
                                       50
         relevant year beginning on
         ---------------------------

                  1 April 1994                       2036

                  1 April 1995                       2051

                  1 April 1996                       2065

                  1 April 1997                       2080

                  1 April 1998                       2094

                  1 April 1999                       2109

         every subsequent relevant year              2109
P(oi)

                  1                                  2
         unit category i                             value (p)
         ---------------                             ---------

                  LV1                                1.9497

                  LV2                                0.3271

                  LV3                                1.6654

ANNEX B to Condition 3A

Values for paragraph 4 of this Condition


                      PR (pound)M    P sd (pound)M   N-1.7.98       GAdt (pound)M         GAdt (pound)M        GAdt (pound)M
                                                     to 1.9.98      May                   June                 July
                      -------------------------------------------------------------------------------------------------------

EASTERN                      4.46      0.99          0.105            0.21                  0.78                     1.78
EAST MIDLANDS                3.53      0.67          0.106            0.15                  0.57                     1.29
LONDON                       3.21      0.63          0.108            0.13                  0.49                     1.12
MANWEB                       2.53      0.43          0.086            0.09                  0.34                     0.77
MIDLANDS                     3.51      0.70          0.091            0.15                  0.56                     1.28
NORTHERN                     2.64      0.42          0.101            0.10                  0.36                     0.83
NORWEB                       3.42      0.67          0.081            0.15                  0.54                     1.23
SEEBOARD                     3.23      0.60          0.106            0.14                  0.50                     1.14
SOUTHERN                     3.96      0.85          0.107            0.18                  0.67                     1.52
SWALEC                       2.07      0.31          0.109            0.06                  0.23                     0.53
SOUTH WESTERN                2.48      0.48          0.107            0.09                  0.33                     0.74
YORKSHIRE                    3.28      0.57          0.105            0.14                  0.51                     1.16
SCOTTISH POWER               3.01      0.67          0.096            0.12                  0.45                     1.02
HYDRO-ELECTRIC               1.74      0.29          0.162            0.04                  0.16                     0.36


Condition 3B. Restriction of distribution charges: adjustments
--------------------------------------------------------------

1. If, in respect of any relevant year, the average charge per unit distributed exceeds the maximum average charge per unit distributed by more than 3 per cent, the Licensee shall furnish an explanation to the Director and in the next following relevant year the Licensee shall not effect any increase in charges unless it has demonstrated to the reasonable satisfaction of the Director that the average charge per unit distributed would not be likely to exceed the maximum charge per unit distributed in that next following relevant year.

2. If, in respect of any two successive relevant years, the sum of the amounts by which the average charge per unit distributed has exceeded the maximum average charge per unit distributed is more than 4 per cent, then in the next following relevant year the Licensee shall, if required by the Director, adjust its charges such that the average charge per unit distributed would not be likely, in the judgment of the Director, to exceed the maximum average charge per unit in that next following relevant year.

3. If, in respect of two successive relevant years, the average charge per unit distributed is less than 90 per cent of the maximum average charge per unit distributed, the Director, after consultation with the Licensee, may direct that in calculating Kdt for the purposes of paragraph 1 of Condition 3A in respect of the next following relevant year, there shall be substituted for Rdt-1 in the formula at paragraph 5 of Condition 3A such figure as the Director may specify being not less than Rdt-1 and not more than 0.90 (Dt-1.Mdt-1).

Condition 3C. Information to be provided to the Director in connection with the
-------------------------------------------------------------------------------
distribution charge restriction conditions
-------------------------------------------

1. Where the Licensee is intending to make any change in charges for the provision of distribution services regulated under Condition 3A the Licensee shall (unless otherwise agreed by the Director) not later than the date of publication of such charges provide the Director with:

         (a) a written forecast of the maximum average charge per unit distributed, together with its components, in respect of the relevant year t in which such a change is to take effect and in respect of the next following relevant year t+1; and

         (b) a written estimate of the maximum average charge per unit distributed, together with its components, in respect of the relevant year t-1 immediately preceding the relevant year in which the change is to take effect unless a statement complying with paragraph 7 in respect of relevant year t-1 has been furnished to the Director before the publication of the proposed change.

2. Where, at any time during the eighth relevant year, the Licensee intends to change the principles of attribution or any provisional attribution specified in a statement already made to the Director, the change or the provisional attribution shall be specified in a written statement signed by a person authorised to sign the statement by the directors of the Licensee which statement shall not provide for a retrospective change of principles or for any re-attribution of payments already made or any payment where the event giving rise to that payment has already occurred.

3. If within three months of the commencement of any relevant year t the Licensee has not made any such change in charges as is referred to in paragraph 1, the Licensee shall provide the Director with a written forecast of the maximum average charge per unit distributed, together with its components, in respect of the relevant year t.

4. The Director may issue directions providing that any forecast or estimate provided in accordance with paragraphs 1, 2 or 3 shall be accompanied by such information as regards the assumptions underlying the forecast or estimate as may be necessary to enable the Director to be satisfied that the forecast or estimate has been properly prepared on a consistent basis.

5. Subject as provided in sub-paragraph (b) below, not later than six weeks after the commencement of each relevant year t, the Licensee shall send to the Director a statement as to:

        (a) whether or not the provisions of Condition 3B are likely to be applicable in consequence of the average charge per unit distributed in the preceding relevant year t-1 or the two preceding relevant years t-1 and t-2; and

        (b) its best estimate as to the relevant correction factor Kdt to be applied in calculating the maximum average charge per unit distributed in respect of the relevant year t.

6. Not later than 15 January in the ninth and tenth relevant years the Licensee shall send to the Director a written estimate of the value of the term TA for that year (TAdt), together with an estimate of the value of each of its component parts, as detailed in paragraph 4 of Condition 3A.

7. Not later than three months after the end of a relevant year the Licensee shall send the Director a statement, in respect of that relevant year, showing the specified items referred to in paragraph 9.

8. The statement referred to in the preceding paragraph shall be:

         (a) accompanied by a report from the Auditors that in their opinion (i) such statement fairly presents each of the specified items referred to in paragraph 9 in accordance with the requirements of the distribution charge restriction conditions and (ii) the amounts shown in respect of each of those specified items are in accordance with the Licensee's accounting records which have been maintained in respect of each of the relevant Separate Businesses in accordance with Condition 71; and

         (b) certified by a director of the Licensee on behalf of the Licensee that to the best of his knowledge, information and belief having made all reasonable enquiries:

                  (i) there is no amount included in its calculations under
                      Condition 3A and Schedule 3A which represents other than:

                      (aa) bona fide consideration for the provision of distribution services in the course of its Distribution Business; or

                      (bb)  an amount permitted under the distribution charge
                              restriction conditions to be so included;

                (iii) there is no amount included in its calculations of
                      allowed security costs under Condition 3D which represents other than an amount permitted under the distribution charge restriction conditions to be so included;

               (iv) no service has been treated as an excluded service which was not properly so treated and no amount included in the revenues in respect thereof represents other than bona fide consideration for the provision of the excluded service to which it relates; and

               (v) all amounts which should properly be taken into account for the purposes of the distribution charge restriction conditions have been taken into account.

9. The specified items to be contained in the statement referred to in paragraph 7 shall be the following:


          (a)  the regulated quantity distributed;

          (b) the quantity distributed in each regulated distribution unit category;

          (c)  the average charge per unit distributed;

          (d) the amount in respect of the Terms ALt and Lt, in paragraph 3 of Condition 3A calculated as therein provided;


          (e) the value of the term TAdt, together with the value of each of its component parts, as detailed in paragraph 4 of Condition 3A;

          (f)  the information referred to at paragraph 8 of Condition 3D; and

          (g) the statements and information referred to in paragraph A5, B2, D1 and E10 of Schedule 3A provided that the statement to be provided in the ninth relevant year in respect of the immediately preceding relevant year shall contain the information required by paragraph 10 of Condition 3E of the Licence in the form in force on 31 March 1998.

10. Where the Director issues directions in accordance with paragraph 9 of Condition 3D or paragraphs A6, B3, C8, D5 or E11 of Schedule 3A then such directions shall not have effect from a date earlier than the commencement of the relevant year to which the statement last furnished to the Director pursuant to paragraph 7 prior to the issue of the directions related, unless such statement (or the accompanying report or certificate under paragraph 8) or any statement, report or certificate in respect of an earlier relevant year was incorrect or was misleading in any material respect.

11. Where the Director issues such directions as are referred to in the preceding paragraph the Director may require the Licensee to provide a revised statement in respect of such of the specified items as may be affected by the directions, and the Licensee shall comply with such request.

Condition 3D. Distribution Business allowance in respect of security costs
--------------------------------------------------------------------------

1. At any time during a security period, the Licensee may give notice in writing to the Director suspending, with effect from the date of receipt of the notice by the Director, application of such of the distribution charge restriction conditions as may be specified in the notice for the unexpired term of the security period.

2. At any time during a security period, the Director may (having regard to his duties under the Act) by means of directions:

         (a) suspend or modify for the unexpired term of the security period the distribution charge restriction conditions or any part or parts thereof; or

         (b) introduce for the unexpired term of the security period new distribution charge restriction conditions in either case, so as to make such provision as in the opinion or estimation of the Director is requisite or appropriate:

                  (i) to enable the Licensee to recover by means of increased charges an amount estimated as being equal to the Licensee's allowed security costs during such period; and

                 (ii) to ensure that such part of the amount referred to in sub-paragraph (i) above as is estimated as being equal to the allowed security costs incurred by the Licensee as costs in its Distribution Business are recovered by means of appropriate equitable increases on the charges made by the Licensee in its Distribution Business and the Licensee shall comply with the terms of any directions so issued.

3. At any time following a security period, the Director may (following such consultation with the Licensee and others as the Director may consider appropriate) issue directions suspending or modifying the distribution charge restriction conditions or any part or parts thereof or replacing such directions as may have been made during the security period and introducing such new distribution charge restriction conditions as in the opinion of the Director are appropriate in all the circumstances (including at the Director's discretion an appropriate adjustment having regard to any profit gained or foregone by the Licensee during the security period), and the Licensee shall comply with any directions so issued.

4. At any time within three months after the issue of directions by the Director under paragraph 3, the Licensee may serve on the Director a disapplication request in respect of such of the distribution charge restriction conditions or any part or parts thereof as are specified in the request.

5. If within three months of the receipt by the Director of the disapplication request referred to in paragraph 4, the Director has either not agreed in writing to such disapplication request or has not made a reference to the Competition Commission under Section 12 of the Act relating to the modification of the distribution charge restriction conditions, the Licensee may deliver one month's written notice to the Director terminating the application of the distribution charge restriction conditions (or any part or parts thereof) as were specified in the disapplication request.

6. Subject to paragraphs 7 and 9, the Licensee shall in any relevant year be entitled to recover an aggregate amount equal to its allowed security costs in that year or (insofar as not previously recovered) any previous year, by means of appropriate equitable increases on the charges made by the Licensee in its Distribution Business.

7.       Paragraph 6 shall not apply in so far as such allowed security costs:

         (a)      were otherwise recovered by the Licensee; or

         (b) were taken into account by the Director in setting distribution charge restriction conditions by means of directions issued under paragraph 3.

8. The Licensee shall following the end of each relevant year provide to the Director, as being one of the specified items to be contained in the statement referred to at paragraph 8 of Condition 3C, details in respect of that relevant year of:

         (a)      the amount of the Licensee's allowed security costs; and

         (b) the aggregate amounts charged under paragraph 6 on account of the Licensee's allowed security costs; and

         (c) the bases and calculations underlying the increases in charges made by the Licensee in its Distribution Business under paragraph 6.

9. Where the Director is satisfied that the Licensee has recovered amounts in excess of the allowed security costs, the Director may issue directions requiring the Licensee to take such steps as may be specified to reimburse purchasers from the Distribution Business for the excess amounts charged to them, and the Licensee shall comply with any directions so issued provided that if the excess amounts relate to allowed security costs paid to any authorised electricity operator, the Licensee shall not be obliged to make any such reimbursement unless and until it has recovered such costs from the relevant authorised electricity operator.

10. No amounts charged by the Licensee under this Condition (whether or not subsequently required to be reimbursed) shall be taken into account for the purpose of applying the distribution charge restriction provisions of Condition 3A.

11.      In this Condition:



         "allowed security cost"   shall have the  meaning ascribed to that term in the
                                   Fuel Security Code.

         "security period"         means a period commencing on the date on which any
                                   direction issued by the Secretary of State under
                                   Section 34(4)(b) of the Act enters effect and
                                   terminating on the date (being not earlier than the
                                   date such direction, as varied, is  revoked or
                                   expires) as the Director, after consultation with
                                   such persons (including without limitation, licence
                                   holders liable to be principally affected) as he
                                   shall consider appropriate, may with the consent of
                                   the Secretary of State by notice to all licence
                                   holders determine after having regard to the views of
                                   such persons.


Condition 3E. Duration of distribution charge restriction conditions
--------------------------------------------------------------------

1. The distribution charge restriction conditions shall apply so long as this licence continues in force but shall cease to have effect (in whole or in part, as the case may be) if the Licensee delivers to the Director a disapplication request made in accordance with paragraph 2 and:

         (a)      the Director agrees in writing to the disapplication request;
                  or

         (b) their application (in whole or in part) is terminated by notice given by the Licensee in accordance with either paragraph 4 or paragraph 5.


2. A disapplication request pursuant to this Condition shall (a) be in writing addressed to the Director, (b) specify the distribution charge restriction conditions (or any part or parts thereof) to which the request relates and (c) state the date from which the Licensee wishes the Director to agree that the specified charge restriction conditions shall cease to have effect.

3. Save where the Director otherwise agrees, no disapplication following delivery of a disapplication request pursuant to this Condition shall have effect earlier than that date which is the later of:

         (a) a date being not less than 18 months after delivery of the disapplication request; and

         (b)      31 March 2000.

4. If the Director has not made a reference to the Competition Commission under Section 12 of the Act relating to the modification of the distribution charge restriction conditions before the beginning of the period of 12 months which will end with the disapplication date, the Licensee may deliver written notice to the Director terminating the application of such charge restriction conditions (or any part or parts thereof) as are specified in the disapplication request with effect from the disapplication date or a later date.

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5.       If the Competition Commission makes a report on a reference made by the
         Director relating to the modification of the distribution charge restriction conditions (or any part or parts thereof) specified in the disapplication request and such report does not include a conclusion that the cessation of such charge restriction conditions, in whole or in part, operates or may be expected to operate against the public interest, the Licensee may within 30 days after the publication of the report by the Director in accordance with Section 13 of the Act deliver to him written notice terminating the application of such charge restriction conditions with effect from the disapplication date or later.

6. A disapplication request or notice served under this Condition may be served in respect of a specified geographic area.

Condition 4. Prohibition of cross-subsidies
-------------------------------------------

1. The Licensee shall procure that the Distribution Business does not give any cross-subsidy to, or receive any cross-subsidy from, any other business of the Licensee or an affiliate or related undertaking of the Licensee (whether or not a Separate Business).

Condition 5. Basis of charges for use of system, connection to system and
-------------------------------------------------------------------------
Metering and Data Services: requirements for transparency
---------------------------------------------------------

1. The Licensee shall as soon as practicable prepare statements in a form approved by the Director setting out the basis upon which charges will be made for the provision of:

         (a)      use of system; and

         (b)      connections to the Licensee's Distribution System

         in each case in such form and with such detail as shall be necessary to enable any person to make a reasonable estimate of the charges to which he would become liable for the provision of such services, and (without prejudice to the foregoing) including the information set out in paragraphs 3 and 4 respectively.

2. The Licensee shall as soon as practicable prepare statements in a form approved by the Director setting out the basis upon which charges will be made for the provision of each of the Metering and Data Services, in each case in such form and with such detail as shall be necessary to enable any person to make a reasonable estimate of the charges to which he would become liable for the provision of such service and of the other terms, likely to have a material impact on the conduct of his business, upon which the service would be provided and (without prejudice to the foregoing) including the information set out in paragraph 5.

3. The statement referred to at sub-paragraph 1(a) shall include:

         (a) a schedule of charges for the distribution of electricity under use of system;

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

         (b) a schedule of adjustment factors to be made in respect of distribution losses, in the form of additional supplies required to cover those distribution losses;

         (c) the methods by which and the principles on which the charges (if any) for availability of distribution capacity on the Licensee's Distribution System will be made; and

         (d) save to the extent that such matters are included in any statement prepared in accordance with paragraph 2:

                  (i) a schedule of charges in respect of meter reading, accounting and administrative services; and

                  (ii) a schedule of the charges (if any) which may be made for the provision and installation of any meters or electrical plant at entry or exit points, the provision and installation of which is ancillary to the grant of use of system, and for the maintenance of such meters or electrical plant.

4. The statement referred to at sub-paragraph 1(b) shall include (save to the extent that such matters are included in any statement prepared in accordance with paragraph 2):

         (a) a schedule listing those items (including the carrying out of works and the provision and installation of electric lines or electrical plant or meters) of significant cost liable to be required for the purpose of connection (at entry or exit points) to the Licensee's Distribution System for which connection charges may be made or levied and including (where practicable) indicative charges for each such item and (in other cases) an explanation of the methods by which and the principles on which such charges will be calculated;

         (b) the methods by which and the principles on which any charges will be made in respect of extension or reinforcement of the Licensee's Distribution System rendered (in the Licensee's discretion) necessary or appropriate by virtue of providing connection to or use of system to any person seeking connection;

         (c) the methods by which and the principles on which connection charges will be made in circumstances where the electric lines or electrical plant to be installed are (at the Licensee's discretion) of greater size or capacity than that required for use of system by the person seeking connection;

         (d) the methods by which and the principles on which any charges (including any capitalised charge) will be made for maintenance, repair, and replacement required of electric lines, electrical plant or meters provided and installed for making a connection to the Licensee's Distribution System;

         (e) the methods by which and principles on which any charges will be made for the provision of special metering or telemetry or data processing equipment by the Licensee for the purposes of enabling any person which is party to the Pooling and Settlement Agreement to comply with its obligations in respect of metering thereunder, or for the performance by the Licensee of any service in relation thereto; and

         (f) the methods by which and principles on which any charges will be made for disconnection from the Licensee's Distribution System and the removal of electrical plant, electric lines and ancillary meters following disconnection.

5. The statements referred to at paragraph 2 shall include a schedule of charges for each of the Metering and Data Services, together with an explanation of the methods by which and the principles on which such charges will be calculated.


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

6. Use of system charges for those items referred to in paragraph 3 shall be determined on the same basis as is applied by the Licensee when determining the use of system element of tariffs fixed pursuant to
         Section 18 of the Act and Condition 33.

7. Connection charges for those items referred to in paragraph 4 shall be set at a level which will enable the Licensee to recover:


         (a) the appropriate proportion of the costs directly or indirectly incurred in carrying out any works, the extension or reinforcement of the Licensee's Distribution System or the provision and installation, maintenance, repair, and replacement or (as the case may be) removal following disconnection of any electric lines, electrical plant or meters; and

         (b) a reasonable rate of return on the capital represented by such costs.

8. The Director may, upon the written request of the Licensee, issue a direction relieving the Licensee of its obligations under paragraph 2 to such extent and subject to such terms and conditions as he may specify in that direction.

9. The Licensee shall not in setting its charges for or in setting the other terms that will apply to the provision of any of the Metering and Data Services restrict, distort or prevent competition in the generation, distribution or supply of electricity or in the provision of meter operation, data retrieval, data processing or data aggregation services.

10. If so requested and subject to paragraphs 11 and 16, the Licensee shall, as soon as practicable and in any event within 28 days (or where the Director so approves such longer period as the Licensee may reasonably require having regard to the nature and complexity of the request) after the date referred to in paragraph 17 give or send to any person making such request a statement showing present and future circuit capacity, forecast power flows and loading on the part or parts of the Licensee's Distribution System specified in the request and fault levels for each distribution node covered by the request and containing:

         (a) such further information as shall be reasonably necessary to enable such person to identify and evaluate the opportunities available when connecting to and making use of the part or parts of the Licensee's Distribution System specified in the request; and

         (b) if so requested, a commentary prepared by the Licensee indicating the Licensee's views as to the suitability of the part or parts of the Licensee's Distribution System specified in the request for new connections and the distribution of further quantities of electricity.

11. The Licensee shall include in every statement given or sent under paragraph 10 the information required by that paragraph except that the Licensee may:


         (a) with the prior consent of the Director omit from any such statement any details as to circuit capacity, power flows, loading or other information, disclosure of which would, in the view of the Director, seriously and prejudicially affect the commercial interests of the Licensee or any third party; and

         (b) omit information the disclosure of which would place the Licensee in breach of Condition 14.

12. The Licensee may periodically review the information set out in and, with the approval of the Director, alter the form of the statements prepared in accordance with paragraphs 1 and 2 and shall, at least once in every year this Licence is in force, make any necessary revisions to such statements in order that the information set out in the statements shall continue to be accurate in all material respects.

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

13. The Licensee shall send a copy of the statements prepared in accordance with paragraphs 1 and 2, and of each revision of such statements in accordance with paragraph 12, to the Director.

14. The Licensee shall give or send a copy of the statements prepared in accordance with paragraphs 1 and 2, or (as the case may be) of the latest revision of such statements in accordance with paragraph 12, to any person who requests a copy of such statement or statements.

15. The Licensee may make a charge for any statement given or sent pursuant to paragraph 14 of an amount which shall not exceed the amount specified in directions issued by the Director for the purposes of this Condition based on the Director's estimate of the Licensee's reasonable costs of providing such a statement.

16. The Licensee may within 10 days after receipt of the request provide an estimate of its reasonable costs in the preparation of any statement referred to in paragraph 10, and its obligation to provide such statement shall be conditional on the person requesting such statement agreeing to pay the amount estimated or such other amount as the Director may, upon application of the Licensee or the person requesting such statement, direct.

17. For the purposes of paragraph 10, the date referred to shall be the latest of:

         (a)      the date of receipt of the request referred to in paragraph
                  10; or

         (b) the date on which the Licensee receives agreement from the person making the request to pay the amount estimated or such other amount as is determined by the Director (as the case may be) under paragraph 16.

18. The Licensee shall, not less than 5 months prior to the date on which it proposes to amend its use of system charges in respect of any agreement for use of system, send to the Director a notice setting out


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

         the Licensee's proposals in relation to such amendment together with an explanation of the proposed amendment (including a statement of any assumptions on which such proposals are based), and the Licensee shall send a copy of such notice to any person who has entered into an agreement for use of system under Condition 5B.

19. Except with the prior consent of the Director, the Licensee shall not amend its use of system charges in respect of any agreement for use of system save to the extent that it has given prior notice of the amendment in accordance with paragraph 18 and such amendment reflects the proposals made in the notice (subject only to revisions consequent upon material changes in the matters which were expressed, in the statement which accompanied the notice, to be assumptions on which the proposals were based).

Condition 5A. Non-discrimination in the provision of use of system, connection
------------------------------------------------------------------------------
to system and Metering and Data Services
-----------------------------------------

1. In the carrying out of works for the purpose of connection to the Licensee's Distribution System, in providing for the retention of a connection to its Distribution System, or in the provision of any of the Metering and Data Services, the Licensee shall not discriminate:

         (a)      between any persons or class or classes of persons; or

         (b) as between the Licensee (in the provision of connections or Metering and Data Services by the Licensee as part of its Distribution Business to itself for the purpose of its Supply or Second Tier Supply Business) and any person or class or classes of persons.

2.       In the provision of use of system the Licensee shall not discriminate:

         (a) between any Authorised Electricity Operators or class or classes thereof; or

         (b) as between the Licensee (in the provision of use of system by the Licensee as part of its Distribution Business to itself for the purpose of its Supply or Second Tier Supply Business) and any Authorised Electricity Operator or class or classes thereof.

3. Without prejudice to paragraphs 1 and 2, and subject to the provisions of Condition 5, the Licensee shall not:


         (a) make charges for the provision of use of system to any Authorised Electricity Operator or class or classes thereof which differ from the charges for such provision:

                  (i) to any other Authorised Electricity Operator or to any class or classes thereof; or

                  (ii) to the Licensee (in the provision of use of system by the Licensee as part of its Distribution Business to itself for the purposes of the Supply Business or the Second Tier Supply Business); or

         (b) make charges for the provision of any of the Metering and Data Services to any person or class or classes thereof which differ from the charges for such provision:

                  (i)      to any other person or class or classes of person; or

                  (ii) to the Licensee (in the provision of such Metering and Data Services by the Licensee as part of its Distribution Business to itself for the purposes of the Supply Business or the Second Tier Supply Business)

         except in so far as such differences reasonably reflect differences in the costs associated with such provision.

4. The Licensee shall not in setting its charges for use of system restrict, distort or prevent competition in the generation, distribution or supply of electricity.

Condition 5B. Requirement to offer terms for use of system, connection and the
------------------------------------------------------------------------------
provision of Metering and Data Services
---------------------------------------

1. On application made by any Authorised Electricity Operator the Licensee shall (subject to paragraph 10) offer to enter into an agreement for use of system:

         (a) to accept into the Licensee's Distribution System at such entry point or points and in such quantities as may be specified in the application, electricity to be provided by or on behalf of such Authorised Electricity Operator; and/or

         (b) to distribute such quantities of electricity as are referred to in sub-paragraph (a) (less any distribution losses) at such exit point or points on the Licensee's Distribution System and to such person or persons as the Authorised Electricity Operator may specify; and

         (c) containing (where appropriate) the provisions referred to in paragraph 2 of Condition 22;

         (d) including terms requiring and entitling the Authorised Electricity Operator to act (where appropriate) as agent of the Licensee in order to procure an agreement on the Standard Terms of Connection between the Licensee and each customer of the Authorised Electricity Operator at premises which are to be supplied with electricity through an established connection; and

         (e) where the applicant is an Exempt Supplier, requiring such Exempt Supplier either to enter into an agreement with the Licensee for exempt supply services or to enter into an equivalent agreement with another Electricity Supplier.

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

2. On application made by any person, the Licensee shall (subject to sub-paragraphs 10(a) and (b)) offer to enter into an agreement for the provision of a connection or for the modification of an existing connection to the Licensee's Distribution System and such offer shall make detailed provision regarding:

         (a) the carrying out of works (if any) required to connect the Licensee's Distribution System to any other system for the transmission or distribution of electricity, and for the obtaining of any consents necessary for such purpose;

         (b) the carrying out of works (if any) in connection with the extension or reinforcement of the Licensee's Distribution System rendered (in the Licensee's discretion) appropriate or necessary by reason of making the connection or modification to an existing connection and for the obtaining of any consents necessary for such purpose;

         (c) (save to the extent that such matters are included in any agreement offered in accordance with paragraph 3) the installation of appropriate meters (if any) required to enable the Licensee to measure electricity being accepted into the Licensee's Distribution System at the specified entry point or points or leaving such system at the specified exit point or points; and

         (d) the installation of such switchgear or other apparatus (if any) as may be required for the interruption of supply where the person seeking connection or modification of an existing connection does not require the provision by the Licensee of top-up or standby supplies or sales of electricity;

         (e) (save to the extent that such matters are included in any agreement offered in accordance with paragraph 3) the installation of special metering, telemetry or data processing (if any) for the purpose of enabling any person which is party to the Pooling and Settlement Agreement to comply with its obligations in respect to metering or the performance by the Licensee of any service in relation to such metering thereunder.

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

3. On application made by any private electricity supplier, or in the case of sub-paragraphs (a) and (b) by any person, the Licensee shall (subject to sub-paragraph 10(a)) offer to enter into an agreement for the provision within its authorised area of such of the following services as may be required:

         (a) the provision of metering equipment whether, at the discretion of the Licensee, by way of sale, hire or loan ("meter provision services");

         (b) the installation, commissioning, testing,repair and maintenance of metering equipment ("meter operation services");

         (c) the retrieval and verification of meter reading data from electricity meters and the delivery of such data to any relevant person for the purpose of data processing
                 ("data retrieval services");

         (d)     the:

                 (i) processing, validation and (where necessary) estimation of meter reading data; and

                 (ii) creation, processing and validation of data in respect of the consumption of electricity at premises which receive an unmetered supply,

            and in each case the delivery of such data to any relevant person for the purpose of data aggregation ("data processing services"); and

         (e) the collation and summation of meter reading data (whether actual or estimated) and of data in respect of the consumption of electricity at premises which receive an unmetered supply, and the delivery of such data to any relevant person for settlement purposes ("data aggregation services").

4. On application made by any Electricity Supplier the Licensee shall (subject to sub-paragraph 10(a)) offer to provide metering point administration services within its authorised area pursuant to and in accordance with the Master Registration Agreement.

5. On application made by any person the Licensee shall (subject to sub-paragraph 10(a)) offer to enter into an agreement for the provision of data transfer services.

6. In making an offer pursuant to this Condition to enter into any agreement, the Licensee shall set out:

         (a)     the date by which:

                 (i) in the case of an agreement under paragraph 3, 4 or 5, the services required shall be provided; or


                 (ii) in the case of an agreement under paragraph 2, any works required to permit access to the Licensee's Distribution System (including for this purpose any works to reinforce or extend the Licensee's Distribution System) shall be completed

                         (in each case, unless otherwise agreed between parties,
                          time being of the essence);

         (b) the charges to be paid in respect of the services required, such charges (unless manifestly inappropriate):

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

                 (i) to be presented in such a way as to be referable to the statements prepared in accordance with paragraphs 1 and 2 of Condition 5 or any revision thereof;


                 (ii) to be set in conformity with the requirements of Condition 5; and

                 (iii) in the case of an agreement under paragraph 2, additionally to be set in conformity with the requirements of paragraph 7; and

         (c) such other detailed terms in respect of each of the services required as are or may be appropriate for the purpose of the agreement.

7. For the purpose of determining an appropriate proportion of the costs directly or indirectly incurred in carrying out works under an agreement for making a connection or modification to an existing connection, the Licensee shall have regard to:

         (a) the benefit (if any) to be obtained or likely in the future to be obtained by the Licensee or any other person as a result of the carrying out of such works whether by reason of the reinforcement or extension of the Licensee's Distribution System or the provision of additional entry or exit points on such system or otherwise;

         (b) the ability or likely future ability of the Licensee to recoup a proportion of such costs from third parties; and

         (c)     the principles that:

                 (i) no charge will normally be made for reinforcement of the existing Distribution System if the new or increased load requirement does not exceed 25 per cent of the existing effective capacity at the relevant points on the system; and

                 (ii) charges will not generally take into account system reinforcement carried out at more than one voltage level above the voltage of connection.

8. The Licensee shall offer terms for agreements in accordance with paragraphs 1 to 5 as soon as practicable and (save where the Director consents to a longer period) in any event not more than the period specified in paragraph 9 after receipt by the Licensee (or its agent) from any person of an application containing all such information as the Licensee may reasonably require for the purpose of formulating the terms of the offer.

9.       For the purposes of paragraph 8, the period specified shall be:

         (a) in the case of persons seeking the provision of any service under paragraphs 3 to 5, or use of system only, 28 days;


         (b) in the case of persons seeking connection or a modification to an existing connection, 3 months; and


         (c) in the case of persons seeking use of system in conjunction with connection, 3 months.

10. The Licensee shall not be obliged pursuant to this Condition to offer to enter or to enter into any agreement:

         (a) under paragraphs 1 to 5, if to do so would be likely to involve the Licensee being:

                 (i)     in breach of its duties under section 9 of the Act;

                 (ii) in breach of the Electricity Supply Regulations 1988 or of any regulations made under section 29 of the Act or of any other enactment relating to safety or standards applicable in respect to the Distribution Business;

                 (ii   in breach of the Grid Code or the Distribution Code; or

                 (iv)  in breach of the Conditions;

         (b) under paragraph 1 or 2, if the person making the application does not undertake to be bound, in so far as applicable, by the terms of the Distribution Code or the Grid Code from time to time in force; or

         (c) under paragraph 1, if the person making the application ceases to be an Authorised Electricity Operator.

11. The Licensee shall within 28 days following receipt of a request from any person, give or send to such person such information in the possession of the Licensee as may be reasonably required by such person for the purpose of completing paragraph 8 of Part 1 and paragraphs 2(v) and (vi) of Part 2 of Schedule 2 to The Electricity (Application for Licences and Extensions of Licences) Regulations 1990 or such provisions to like effect contained in any further regulations then in force made pursuant to sections 6(3), 60 and 64(1) of the Act.

12. The Licensee shall undertake each of the services referred to in paragraphs 3 to 5 in the most efficient and economic manner practicable having regard to the alternatives available and the other requirements of this Licence and of the Act in so far as they relate to the provision of those services.

13. In the provision of any of the services referred to in paragraphs 3 to 5 the Licensee shall not restrict, distort or prevent competition in the supply of electricity.

14. The services referred to in paragraphs 3 to 5 shall collectively be described as Metering and Data Services.

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
Condition 5C. Requirement to offer Standard Terms of Connection
---------------------------------------------------------------

1. The Licensee shall, within 28 days after this Condition has come into force, prepare and submit to the Director for his approval the standard terms of an agreement (the "Standard Terms of Connection") to provide, as between the Licensee and any customer, for the retention of an established connection at premises which are to be supplied with electricity through such a connection.

2. The Licensee may, subject to the approval of the Director, prepare different Standard Terms of Connection for different cases or classes of customer or premises, clearly identifying the criteria used to distinguish between such cases or classes.

3. The Licensee shall from time or time, and whenever requested to do so by the Director, review the Standard Terms of Connection with a view to determining whether any revision should be made to such terms, and in the course of the review the Licensee shall consult with the Relevant Consumers' Committee, all other public electricity suppliers and all Second Tier Suppliers which supply electricity within the authorised area.

4. At the conclusion of any review in accordance with paragraph 3 the Licensee shall submit to the Director:

         (a) a proposal for the revision of the Standard Terms of Connection (or, where the Licensee considers it appropriate in all the circumstances, a proposal that no revision should be made to the Standard Terms of Connection); and

         (b) the reasons for its proposal, together with a summary of responses received from such parties as were consulted by the Licensee.

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

5. A proposal made by the Licensee in accordance with paragraph 4 shall require to be approved by the Director and, following such approval in writing, the Licensee shall accordingly revise (or, as the case may be, shall make no revision to) the Standard Terms of Connection.

6. The Licensee shall, in such manner as will in the opinion of the Licensee secure adequate publicity therefor:

         (a) publish, no later than 31 December 1997, the Standard Terms of Connection approved by the Director in accordance with paragraph 1; and

         (b) publish, within 21 days after receiving the approval of the Director, any revision to the Standard Terms of Connection in accordance with paragraph 5.

7. The Licensee may at any time agree with any person (by way of variation to the Standard Terms of Connection) terms for the retention of a particular established connection which differ from the Standard Terms of Connection where such different terms are appropriate in all the circumstances.

8. The Licensee shall not do anything to prevent the conclusion of an agreement on the Standard Terms of Connection between itself and a customer of any Authorised Electricity Operator which is acting as agent for the Licensee in accordance with an agreement for use of system.

Condition 5D. Functions of the Director
---------------------------------------

1. If, after a period which appears to the Director to be reasonable for the purpose, the Licensee has failed to enter into an agreement with any person entitled or claiming to be entitled thereto pursuant to a request under Condition 5B or Condition 5C, the Director may, on the application of such person or the Licensee, settle any terms of the agreement in dispute between the Licensee and that person in such manner as appears to the Director to be reasonable having (in so far as relevant) regard in particular to the following considerations:

         (a)     that such person should pay to the Licensee:

                 (i) in the case of provision of use of system, the use of system charges determined in accordance with paragraph 6 of Condition 5; and

                 (ii) in the case of provision of a connection or a modification to an existing connection to the system, the whole or an appropriate proportion (as determined in accordance with paragraph 7 of Condition 5B) of the costs referred to in sub-paragraph 7(a) of Condition 5, together with a reasonable rate of return on the capital represented by such costs;

                 (iii) in the case of provision of any of the Metering and Data Services, the whole or the appropriate proportion of such sum as is determined in accordance with paragraph 9 of Condition 5;


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

         (b) that the performance by the Licensee of its obligations under the agreement should not cause it to be in breach of those provisions referred to at sub-paragraph 10(a) of Condition 5B;

         (c) that any methods by which the Licensee's Distribution System is connected to any other system for the transmission or distribution of electricity accord (in so far as applicable to the Licensee) with the Distribution Code and with the Grid Code; and

          (d) that the terms and conditions of the agreement so settled by the Director and of any other agreements entered into by the Licensee pursuant to a request under Condition 5B or Condition 5C should be, so far as circumstances allow, in as similar a form as is practicable.

2. In so far as any person entitled or claiming to be entitled to an offer under Condition 5B or Condition 5C wishes to proceed on the basis of the agreement as settled by the Director, the Licensee shall forthwith enter into and implement such agreement in accordance with its terms.

3. If either party to such agreement proposes to vary the contractual terms of any agreement for use of system, for the provision of a connection or for the modification of an existing connection to the Licensee's Distribution System, for the retention of an established connection to such Distribution System, or for the provision of any of the Metering and Data Services entered into pursuant to Condition 5B, Condition 5C or this Condition in any manner provided for under such agreement, the Director may, at the request of that party, settle any dispute relating to such variation in such manner as appears to the Director to be reasonable.

4. The Director may (following consultation with the Licensee) issue directions relieving the Licensee of its obligations under Condition 5B relating to Metering and Data Services in respect of such parts of that Condition and to such extent as may be specified in the directions.

Condition 6. Distribution system planning standard and quality of service
-------------------------------------------------------------------------

1. The Licensee shall plan and develop the Licensee's Distribution System in accordance with a standard not less than that set out in Engineering Recommendation P.2/5 (October 1978 revision) of the Electricity Council Chief Engineers' Conference in so far as applicable to it or such other standard of planning as the Licensee may, following consultation (where appropriate) with the Transmission Company and any other Authorised Electricity Operator liable to be materially affected thereby and with the approval of the Director, adopt from time to time.

2. The Licensee shall within 3 months after this Licence enters into force draw up and submit to the Director for his approval a statement setting out criteria by which the quality of performance of the Licensee in maintaining distribution system security and availability and quality of service may be measured.

3. The Licensee shall within 2 months after the end of each financial year submit to the Director a report providing details of the performance of the Licensee during the previous financial year against the criteria referred to in paragraph 2.

4. The Director may (following consultation with the Licensee and, where appropriate, with the Transmission Company and any other Authorised Electricity Operator liable to be materially affected thereby) issue directions relieving the Licensee of its obligation under paragraph 1 in respect of such parts of the Licensee's Distribution System and to such extent as may be specified in the directions.

Condition 7. Security and Safety of Supplies Enquiry Service
------------------------------------------------------------

1. The Licensee shall establish and operate an enquiry service for use by any person for the purposes of receiving reports and offering information, guidance or advice about any matter or incident that:

         (a) causes danger or requires urgent attention, or is likely to cause danger or require urgent attention, in relation to the supply or distribution of electricity in the Licensee's authorised area; or

         (b) affects or is likely to affect the maintenance of the security, availability and quality of service of the Licensee's Distribution System.

2. The service established by the Licensee in accordance with paragraph 1 shall:

         (a) be provided without charge by the Licensee to the user at the point of use;

         (b) ensure that all reports and enquiries are processed in a prompt and efficient manner whether made by telephone, in writing or in person;

         (c) be available to receive and process telephone reports and enquiries at all times on every day of each year; and

         (d)     be operational no later than 31 March 1998.

3. In the establishment and operation of the enquiry service in accordance with paragraph 1 the Licensee shall not discriminate:

         (a)     between any persons or class or classes thereof; or

         (b) between the Licensee (in the provision of such services by the Licensee as part of its Distribution Business to itself for the purpose of its Supply Business) and any private electricity supplier or any customer thereof.

4. In the establishment and operation of the enquiry service in accordance with paragraph 1 the Licensee shall not restrict, distort or prevent competition in the supply of electricity.

5. The Licensee shall by 1 January 1998 prepare and submit to the Director for his approval a statement setting out details of the service to be provided in accordance with paragraph 1, and the Licensee shall, following the Director's approval, give or send a copy of such statement to any person requesting it.

6. The Licensee shall give to the Director notice of any amendments it proposes to make to the statement prepared under paragraph 5, and shall not make such amendments until either:

         (a)     a period of one month from the date of the notice has expired;
                 or

         (b) prior to the expiry of such period, the Licensee has obtained the written approval of the Director to the amendments.

7. The Licensee shall take steps to inform each Authorised Electricity Operator which uses the service of any change to the address or telephone number of the service established in accordance with paragraph 1 as soon as is practicable prior to such change becoming effective.

Condition 8. Provision of information about theft, damage and meter interference
--------------------------------------------------------------------------------

1. Where a person other than the Licensee is the owner of any electrical plant, electric lines or meter the Licensee shall, as soon as is reasonably practicable, inform that person of any incident where it has reason to believe:

         (a) there has been damage to such electrical plant, electric line or meter; or

         (b) there has been interference with the meter to alter its register or prevent it from duly registering the quantity of electricity supplied.

2. Where the Licensee, in the course of providing services on behalf of its Distribution Business to any other person supplying electricity to premises within the authorised area, has reason to believe that:

         (a) there has been damage to any electrical plant, electric line or meter through which such premises are supplied with electricity; or

         (b) there has been interference with the meter through which such premises are supplied to alter its register or prevent it from duly registering the quantity of electricity supplied the Licensee shall, as soon as reasonably practicable, inform that person of the incident in question.

Condition 9. Provisions relating to the connection of metering equipment
------------------------------------------------------------------------

1. On application made by any person the Licensee shall, subject to paragraph 5, offer to enter into an agreement authorising that person to connect metering equipment to the Licensee's Distribution System.

2. In making an offer to enter into an agreement specified in paragraph 1, the Licensee shall set out:

         (a) the date from which the applicant is authorised to undertake connections;

         (b) the procedures to be adopted by the applicant when making connections, with particular regard to those relating to safety; and

         (c) such other detailed terms as are or may be appropriate for the purposes of the agreement.

3. The Licensee shall offer terms for agreements in accordance with paragraph 1 as soon as practicable and (save where the Director consents to a longer period) in any event not more than 28 days after receipt by the Licensee from any person of an application containing all such information as the Licensee may reasonably require for the purpose of formulating the terms of the offer.

4. In the offering of the terms in accordance with paragraph 1, the Licensee shall not show undue preference to or exercise undue discrimination against any person or class of persons.

5. The Licensee shall not be obliged pursuant to this Condition to offer to enter or to enter into any agreement:

         (a) (in respect of non-half-hourly metering equipment) which comes into effect prior to 1 April 2000; or


         (b) where to do so would be likely to cause the Licensee to be in breach of those provisions referred to at sub-paragraph 10(a) of Condition 5B.


6. If, after a period which appears to the Director to be reasonable for the purpose, the Licensee has failed to enter into an agreement with any person entitled or claiming to be entitled thereto pursuant to a request under this Condition, the Director may, on the application of such person or the Licensee, settle any terms of the agreement in dispute between the Licensee and that person in such manner as appears to the Director to be reasonable.

7. In so far as any person entitled or claiming to be entitled to an offer under this Condition wishes to proceed on the basis of the agreement as settled by the Director, the Licensee shall forthwith enter into and implement such agreement in accordance with its terms.

8. If the Licensee or other party to such agreement proposes to vary the terms of any agreement entered into pursuant to this Condition in any manner provided for under such agreement, the Director may, at the request of the Licensee or other party to such agreement, settle any dispute relating to such variation in such manner as appears to the Director to be reasonable.

Condition 10. Generation Security Standard
------------------------------------------

1. The Licensee shall make arrangements sufficient to meet the generation security standard.

2. The duty imposed by paragraph 1 shall be discharged either by the Licensee complying with the provisions of paragraph 3 below or by the making by the Licensee of such other arrangements as may have been previously approved in writing for the purpose by the Director.

3. The Licensee may discharge the duty imposed by paragraph 1 by for so long as the relevant condition is met, and save by reason of planned maintenance undertaken on the Licensee's Distribution System or in circumstances of force majeure affecting either the Licensee's Distribution System or the quantities of electricity delivered into that system, not:

         (a)     making voltage reductions outside statutory limits; or

         (b)     interrupting or reducing supplies to any qualifying customer otherwise than as instructed pursuant to the Grid Code by the Transmission Company or in accordance with the Distribution Code.

4. The relevant condition referred to in paragraph 3 is that there should at any relevant time be electricity available to be purchased under the terms of the Pooling and Settlement Agreement at a price less than the ceiling price.

5. The Licensee shall upon request by the Director provide to the Director such information as the Director may require for the purpose of monitoring compliance with this Condition and to enable the Director (having regard to his statutory duties) to review the operation of the generation security standard.

6. The provisions of this Condition are without prejudice to the duties of the Licensee under the Electricity Supply Regulations 1988.

7.       In this Condition:

         "ceiling                                  price" means such price as
                                                   would be equal to the Pool
                                                   Selling Price in
                                                   circumstances where the
                                                   corresponding Pool Purchase
                                                   Price was an amount equal to
                                                   the Value of Lost Load.

         "generation security standard"            means such standard of generation security as will
                                                   ensure that:

                                                   (a)      the supply of electricity to qualifying
                                                            customers will not be discontinued in more
                                                            than 9 years in any 100 years; and

                                                   (b)      the voltage or frequency of
                                                            electricity supplied to qualifying
                                                            customers will not be reduced below
                                                            usual operational limits in more than
                                                            30 years in any 100 years

                                                   by reason of insufficiency of electricity generation
                                                   available for the purposes of supply by the Licensee
                                                   to its qualifying customers at times of annual system
                                                   peak demand.

         "Pool Purchase Price" and                 shall each have the meaning "Pool Selling from time to
                                                   time ascribed Price" to them in Schedule 9 to the
                                                   Pooling and Settlement Agreement.

                                       93


         "qualifying customer"                     means any purchaser from the Licensee entitled
                                                   and requiring at any time to be supplied by the Licensee
                                                   at premises within the authorised area of the
                                                   Licensee but shall exclude:

                                                   (a)      a contract purchaser under an
                                                            interruptible contract or a
                                                            contract containing load management
                                                            terms to the extent that supplies to
                                                            that purchaser may be interrupted or
                                                            reduced in accordance with the
                                                            terms of that contract; and

                                                   (b)      a tariff customer on special tariffs
                                                            which restrict supplies to
                                                            particular time periods to the
                                                            extent that supplies to that customer may
                                                            be interrupted or reduced in
                                                            accordance with such tariff.

         "Value of Lost Load"                      means in respect of the first financial year, the sum
                                                   of(pound)2 per kWh and, in respect of each succeeding
                                                   financial year, the sum which corresponds to(pound)2 per kWh as adjusted to reflect the percentage change in the
                                                   Retail Price Index between the index published  or
                                                   determined in respect to the December prior to the
                                                   start of that financial year and the index published or
                                                   determined for December 1989.

Condition 11. Distribution Code
-------------------------------

1. The Licensee shall in consultation with Authorised Electricity Operators liable to be materially affected thereby prepare and at all times have in force and shall implement and (subject to paragraph 10 of this Condition) comply with a Distribution Code:

         (a) covering all material technical aspects relating to connections to and the operation and use of the Licensee's Distribution System or (in so far as relevant to the operation and use of the Licensee's Distribution System) the operation of electric lines and electrical plant connected to the Licensee's Distribution System or the distribution system of any Authorised Electricity Operator and (without prejudice to the foregoing) making express provision as to the matters referred to in paragraph 5 below; and

         (b)     which is designed so as:

                 (i) to permit the development, maintenance and operation of an efficient, co-ordinated and economical system for the distribution of electricity; and

                 (ii) to facilitate competition in the generation and supply of electricity.

2. The Distribution Code in force at the date this Licence enters force shall be sent to the Director for his approval. Thereafter the Licensee shall (in consultation with Authorised Electricity Operators liable to be materially affected thereby) periodically review (including upon the request of the Director) the Distribution Code and its implementation. Following any such review, the Licensee shall send to the Director:

         (a)     a report on the outcome of such review; and

         (b) any proposed revisions to the Distribution Code from time to time as the Licensee (having regard to the outcome of such review) reasonably thinks fit for the achievement of the objectives referred to in sub-paragraph 1 (b); and

         (c) any written representations or objections from Authorised Electricity Operators (including any proposals by such operators for revisions to the Distribution Code not accepted by the Licensee in the course of the review) arising during the consultation process and subsequently maintained.

3. Revisions to the Distribution Code proposed by the Licensee and sent to the Director pursuant to paragraph 2 shall require to be approved by the Director.

4. Having regard to any written representations or objections referred to in sub-paragraph (c) of paragraph 2, and following such further consultation (if any) as the Director may consider appropriate, the Director may issue directions requiring the Licensee to revise the Distribution Code in such manner as may be specified in the directions, and the Licensee shall forthwith comply with any such directions.

5.       The Distribution Code shall include:

         (a)     a distribution planning and connection code containing:

                 (i) connection conditions specifying the technical, design and operational criteria to be complied with by any person connected or seeking connection with the Licensee's Distribution System; and

                 (ii) planning conditions specifying the technical and design criteria and procedures to be applied by the Licensee in the planning and development of the Licensee's Distribution System and to be taken into account by persons connected or seeking connection with the Licensee's Distribution System in the planning and development of their own plant and systems; and

         (b) a distribution operating code specifying the conditions under which the Licensee shall operate the Licensee's Distribution System and under which persons shall operate their plant and/or distribution systems in relation to the Licensee's Distribution System, in so far as necessary to protect the security and quality of supply and safe operation of the Licensee's Distribution System under both normal and abnormal operating conditions.

6. The Licensee shall give or send a copy of the Distribution Code (as from time to time revised) to the Director.

7. The Licensee shall (subject to paragraph 8) give or send a copy of the Distribution Code (as from time to time revised) to any person requesting the same.


8. The Licensee may make a charge for any copy of the Distribution Code (as from time to time revised) given or sent pursuant to paragraph 7 of an amount which will not exceed any amount specified for the time being for the purposes of this Condition in directions issued by the Director.

9. In preparing, implementing and complying with the Distribution Code (including in respect of the scheduling of maintenance of the Licensee's Distribution System), the Licensee shall not unduly discriminate against or unduly prefer:

         (a)     any one or any group of persons; or

         (b) the Licensee in the conduct of any business other than the Distribution Business in favour of or as against any one other or any other group of persons.

10. The Director may (following consultation with the Licensee) issue directions relieving the Licensee of its obligations under the Distribution Code in respect of such parts of the Licensee's Distribution System and to such extent as may be specified in the directions.

11. Compliance with this Condition shall not require the Licensee to impose any contractual obligation on tariff customers to comply with the Distribution Code (as from time to time revised).

Condition 12. The Metering Point Administration Service and the Master
----------------------------------------------------------------------
Registration Agreement
----------------------

1. The Licensee shall establish, and shall subsequently operate and maintain, a service to be known as the Metering Point Administration Service.

2. The Metering Point Administration Service shall, within the authorised area, fulfil the following functions:

         (a) the maintenance of such a register of technical and other data as is necessary to facilitate supply by any Electricity Supplier or Exempt Supplier to all premises within the authorised area and to meet the reasonable requirements of Electricity Suppliers in respect of such premises for information for settlement purposes, including (where so required):

                 (i) the identity of the Electricity Supplier responsible under the Pooling & Settlement Agreement for the supply to each such premises;

                 (ii) the type of metering equipment installed at each such premises; and

               (iii)    the address of each such premises;

         (b) the amendment of the register maintained in accordance with sub-paragraph (a) to reflect changes of supplier in respect of any premises;

         (c) the provision, in a timely and efficient manner, of such data contained in the register as is reasonably required and requested to:

                 (i)    any Electricity Supplier or agent thereof;

                 (ii)    any person identified in the Pooling and Settlement
                        Agreement as an appropriate person for the receipt of data for settlement purposes; and

                 (iii) any person identified in the Master Registration Agreement as entitled to such data for the purpose of facilitating changes of supplier in respect of any premises; and

         (d) the maintenance of an enquiry service for the provision to any customer of an Electricity Supplier, on request and free of charge to that customer, of such data contained in the register as is relevant to the supply of electricity to premises which are (or are to be) owned or occupied by the customer, and the taking of such steps as will in the opinion of the Licensee secure adequate publicity for the operation of the enquiry service.

3. In fulfilling its obligation in accordance with paragraph 1 the Licensee shall not restrict, distort or prevent competition in the provision of meter operation, data retrieval, data processing, data aggregation or prepayment meter services.

4. The Licensee shall use its best endeavours, in conjunction and co-operation with all other public electricity suppliers, to prepare a form of agreement to be known as the Master Registration Agreement.

5.       The Master Registration Agreement shall be an agreement made between:

         (a) on the one part, the Licensee and all other public electricity suppliers in their capacity as providers of metering point administration services; and

         (b) on the other part, all Electricity Suppliers who require the provision of metering point administration services from at least one public electricity supplier, together with such other persons as are, for settlement purposes, appropriate parties to the agreement and shall comprise all the matters set out at paragraph 6.

6.       The Master Registration Agreement shall comprise:

         (a) terms for the provision of metering point administration services in accordance with the requirements of paragraph 2 and the equivalent requirements in the licences of all other public electricity suppliers;

         (b) provisions to facilitate, and procedures and practices to be followed by Electricity Suppliers in relation to changes of Electricity Supplier in respect of any premises;

         (c) a catalogue of definitions, flows and forms of such data as may require to be transferred by or to parties to the Master Registration Agreement, or as between any persons for settlement purposes or for any related purposes (the "Data Transfer Catalogue");

         (d) arrangements for the variation of the Master Registration Agreement following consultation with the parties, or representatives of the parties, to that agreement;

         (e) provisions (which shall require to be approved in advance by the Director) by virtue of which the whole or specified parts of the Master Registration Agreement shall not be capable of variation without the prior approval of the Director; and

         (f) such other matters as are or may be appropriate for the development, maintenance and operation of an efficient, co-ordinated and economical system for the supply of electricity and for the purpose of facilitating competition in electricity supply.

7. The Licensee shall be a party to and shall comply with the provisions of the Master Registration Agreement.

Condition 13. Establishment of a Data Transfer Service
-------------------------------------------------------

1. The Licensee shall use its best endeavours, in conjunction and co-operation with all other public electricity suppliers:

         (a) to establish, or to procure the establishment by a third party of, a service to be known as the Data Transfer Service; and

         (b) subsequently to operate and maintain, or to procure the subsequent operation and maintenance by a third party of such Data Transfer Service in accordance with the provisions of this Condition.

2.       The Data Transfer Service shall:

         (a) provide a network over which may be made all of the electronic data transfers specified at paragraph 3;

         (b)     operate and maintain that network; and

         (c) provide a connection to that network, on request, to any person who is or will be a party to any of the electronic data transfers specified at paragraph 3.

3. The electronic data transfers specified at this paragraph are those which are reasonably required for any of the purposes set out at paragraph 4 and which are made between:

         (a) a Metering Point Administration Service (MPAS) Operator and an Electricity Supplier (including the Licensee acting in the course of its Supply Business) or any agent thereof;

         (b) an MPAS Operator and any person identified in the Pooling and Settlement Agreement or the Settlement Agreement for Scotland as an appropriate person for the receipt of data from the MPAS Operator for settlement purposes;

         (c) the Electricity Pool of England and Wales or Scottish Electricity Settlements Limited (or any agent thereof) and an Electricity Supplier (or any agent thereof);

         (d) an Electricity Supplier (or any agent thereof) and another Electricity Supplier (or any agent thereof);

         (e)     an Electricity Supplier and any of its agents;

         (f)     different agents of the same Electricity Supplier;

         (g) public electricity suppliers (or their agents) and generators (or their agents) which are parties to the Settlement Agreement for Scotland; and

         (h) Scottish Electricity Settlements Limited (or any agent thereof) and generators which are parties to the Settlement Agreement for Scotland.

4.       The purposes of this paragraph are:

         (a) meeting obligations with respect to the transfer of data for settlement purposes;

         (b)     communicating meter reading and meter standing data;

         (c) facilitating the provision of metering point administration services;

         (d)     communicating distribution use of system information; and

         (e) fulfilling such other requirements relating to the transfer of data as may be requisite for the supply of electricity to customers and compliance by Electricity Suppliers with the Master Registration Agreement.

5. The Data Transfer Service shall, where relevant, transmit data in a form which complies with the provisions of the Data Transfer Catalogue.

6. In fulfilling its obligation under paragraph 1 the Licensee shall not, or (if appropriate) shall ensure that the third party shall not, restrict, distort or prevent competition in the provision of meter operation, data retrieval, data processing, data aggregation or prepayment meter services.

7. Any obligation placed on the Licensee under Condition 5 to 5B and Condition 5D in respect of the provision of data transfer services shall (for the purposes of those Conditions) be treated as a requirement on the Licensee to use its best endeavours, in conjunction and co-operation with all other public electricity suppliers, to fulfil that obligation or to procure the fulfilment of that obligation by a third party, and Condition 5 to 5B and Condition 5D shall apply mutatis mutandis to the provision of data transfer services.

8. Further, in relation to the provision of data transfer services the reference at paragraph 1 of Condition 5D to the Licensee failing to enter into an agreement shall be a reference to the Licensee, in conjunction with all other public electricity suppliers, failing to enter into or failing to procure that a third party enters into an agreement.

9.       In this Condition:

         "Metering Point Administration Service      means the Licensee or any other public electricity
         (MPAS) Operator"                            supplier in its capacity as a provider of metering point
                                                     administration services.

Condition 14. Restriction on use of certain information and independence of the
-------------------------------------------------------------------------------
Distribution Business
---------------------

1. Any information relating to or deriving from the management or operation of the Distribution Business shall, for the purposes of this Condition, be treated as confidential information.

2. The Licensee shall not (and shall procure that its affiliates and related undertakings shall not) disclose or authorise access to confidential information:

         (a) save to the extent provided by sub-paragraphs 3(b) to (d), to such of its (or its affiliates' or related undertakings') employees, agents, advisers, consultants or contractors as are engaged in, or in respect of, the management or operation of the Supply Business; or

         (b) save to the extent permitted by paragraph 3, to any other person.

3. The Licensee shall (and shall procure that its affiliates and related undertakings shall) disclose or authorise access to confidential information only:

         (a) to such of its (or its affiliates' or related undertakings') employees, agents, advisers, consultants or contractors as are engaged in, or in respect of, the management or operation of the Distribution Business and require access to the information for that purpose;

         (b) where the Licensee (or any affiliate or related undertaking of the Licensee) is required or permitted to disclose such information by virtue of:

                 (i)    any requirement of a Competent Authority;

                (ii) the conditions of any licence granted under the Act or any document referred to in such a licence with which it is required by virtue of the Act or that licence to comply;

                 (iii)  any other requirement of law; or

                 (iv) the rules of the Electricity Arbitration Association or of any judicial or other arbitral process or tribunal of competent jurisdiction;

         (c) where such information was provided by or relates to any person who has notified (or otherwise agreed with) the Licensee that it need not be treated as confidential; or

         (d) where such information, not being information provided by or relating to any person other than the Licensee, is placed by the Licensee in the public domain and in each case the Licensee shall disclose or authorise access to the confidential information only insofar as is necessary or appropriate in all the circumstances.

4. The Licensee shall use all reasonable endeavours to ensure that any person who is in possession of or has access to confidential information in accordance with sub-paragraph 3(a) shall use such information only for the purposes of the Distribution Business.

5. For the purpose of facilitating its compliance with paragraphs 1 to 4, the Licensee shall establish and shall thereafter maintain the full managerial and operational independence of the Distribution Business from:

         (a) each other business (whether or not a Separate Business) of the Licensee and of its affiliates and related undertakings; and

         (b) each other business of the Agent and of its affiliates and related undertakings.

6. In order to facilitate its compliance with paragraphs 1 to 5, the Licensee shall ensure that:


         (a) the Distribution Business is provided with such premises, systems, equipment, facilities, property, personnel, data and management resources as are necessary for the efficient and effective management and operation of the Business;

         (b) no business of the Licensee or the Agent (or of any affiliate or related undertaking of the Licensee or the Agent), other than the Distribution Business, may use or have access to:

                (i) premises or parts of premises occupied by persons engaged in, or in respect of, the management or operation of the Distribution Business;

                (ii) systems for the recording, processing or storage of data to which persons engaged in, or in respect of, the management or operation of the Distribution Business also have access;

               (iii) equipment, facilities or property employed for the management or operation of the Distribution Business; or

               (iv) the services of persons who are (whether or not as their principal occupation) engaged in, or in respect of, the management or operation of the Distribution Business; and

         (c) it can and does, insofar as is legally possible, prevent any person who has ceased to be engaged in, or in respect of, the management or operation of the Distribution Business from being engaged in, or in respect of, the activities of any other business of the Licensee or the Agent (or of any affiliate or related undertaking of the Licensee or the Agent) until the expiry of an appropriate time from the date on which he ceased to be engaged by the Distribution Business.

7. The Director may, upon the written request of the Licensee, issue a direction relieving the Licensee of its obligations under paragraphs 1 to 6 - to such extent and subject to such terms and conditions as he may specify in that direction where:

         (a) it is not reasonably practicable for the Licensee to comply with any aspect of those obligations;

         (b) in the case of paragraphs 2 to 4, a failure to comply with any aspect of those obligations would be of a trivial nature; or

         (c) in the case of paragraph 5 and sub-paragraph 6(b), any arrangements for the use of or access to premises, systems, equipment, facilities, property or personnel by both the Distribution Business and any other business of the Licensee or the Agent (or of any affiliate or related undertaking of the Licensee or the Agent):

                 (i) do not involve a cross-subsidy being either given to the Distribution Business by such other business or received from the Distribution Business by such other business;

                 (ii) obtain for the Distribution Business, in the most efficient and economical manner possible, the use of the relevant premises, systems, equipment, facilities, property or personnel; and

                 (iii) do not restrict, distort or prevent competition in the generation or supply of electricity.

8. Where, subsequent to the issue of a direction pursuant to paragraph 7, the criteria set out at sub-paragraph 7(a), (b) or (c) cease to be satisfied, the Director may withdraw the direction or modify any terms and conditions which may be specified in it.

9. For the purposes of paragraphs 7 and 8 the Director shall, following consultation with the Licensee, determine any question as to whether the criteria set out at sub-paragraph 7(a), (b) or (c) are or continue to be satisfied.

10.      In this Condition:

        "appropriate  time"                     means 3 months, or such shorter period as the Director
                                                may approve in respect of any person or class of persons.

        "Competent Authority"                   means the Secretary of State, the Director, the
                                                Compliance Officer, the Stock Exchange, the Panel on
                                                Take-overs and Mergers,  or any local or national
                                                agency, regulatory body, authority, department,
                                                inspectorate, minister,  ministry, official or public
                                                or statutory person (whether autonomous or not) of, or
                                                of the government of, the Unite  Kingdom or the
                                                European Community.

        "confidential information"              bears the meaning given at paragraph 1.

        "Electricity Arbitration Association"   means the unincorporated  members'  club of that name
                                                formed inter alia to promote the efficient and economic
                                                operation of the procedure for the resolution of disputes
                                                within the electricity supply industry by means of arbitration or otherwise in accordance with its arbitration rules.

Condition 14A.  Appointment of Compliance Officer
-------------------------------------------------

1. The Licensee shall no later than 30 November 1999 prepare a statement in a form approved by the Director setting out the practices, procedures and systems which the Licensee has adopted (or intends to adopt) to ensure its compliance with the Relevant Duties.

2. The Licensee may periodically revise the information set out in and, with the approval of the Director, alter the form of the statement prepared in accordance with paragraph 1 and shall, at least once every year during which this Licence is in force, review such statement in order that the information set out therein shall continue to be accurate in all material respects.

3. The Licensee shall send a copy of the statement prepared in accordance with paragraph 1, and of each revision of such statement in accordance with paragraph 2, to the Director.

4. The Licensee shall, following consultation with the Agent and the Director, appoint a competent person (who shall be known as the "Compliance Officer") for the purpose of facilitating compliance by the Licensee with the Relevant Duties.

5. The Licensee shall at all times engage the services of the Compliance Officer for the performance of such duties and tasks as the Licensee considers it appropriate to assign to him for the purposes specified at paragraph 4, which duties and tasks shall include those set out at paragraph 8.

6.       The Licensee shall procure that the Compliance Officer:

         (a) is provided with such staff, premises, equipment, facilities and other resources; and

          (b) has such access to its premises, systems, information and documentation as, in each case, he might reasonably expect to require for the fulfilment of the duties and tasks assigned to him.

7. The Licensee shall make available to the Compliance Officer a copy of any complaint or representation received by it from any person in respect of a matter arising under or by virtue of Condition 14 or in relation to any of the practices, procedures and systems adopted by the Licensee in accordance with the statement referred to at paragraph 1.

8.       The duties and tasks assigned to the Compliance Officer shall include:

         (a) providing relevant advice and information to the Licensee for the purpose of ensuring its compliance with the Relevant Duties;

         (b) monitoring the effectiveness of the practices, procedures and systems adopted by the Licensee in accordance with the statement referred to at paragraph 1;

         (c) advising whether, to the extent that the implementation of such practices, procedures and systems requires the co-operation of the Agent, they are designed so as reasonably to admit of the required co-operation;

         (d) investigating any complaint or representation made available to him in accordance with paragraph 7;

         (e) recommending and advising upon the remedial action which any such investigation has demonstrated to be necessary or desirable;

         (f) providing relevant advice and information to the Licensee for the purpose of ensuring its effective implementation of:

                 (i) the practices, procedures and systems adopted in accordance with the statement referred to at paragraph 1; and

                 (ii) any remedial action recommended in accordance with sub-paragraph (d); and

         (g) reporting annually to the directors of the Licensee - in respect of the year ending 31 December 1999 and of each subsequent year - as to his activities during the period covered by the report, including the fulfilment of the other duties and tasks assigned to him by the Licensee.

9. As soon as is reasonably practicable following each annual report of the Compliance Officer, the Licensee shall produce a report:

         (a) as to its compliance during the relevant year with the Relevant Duties; and

         (b) as to its implementation of the practices, procedures and systems adopted in accordance with the statement referred to at paragraph 1.

10. The report produced in accordance with paragraph 9 shall in particular:

         (a) detail the activities of the Compliance Officer during the relevant year;

         (b) refer to such other matters as are or may be appropriate in relation to the implementation of the practices, procedures and systems adopted in accordance with the statement referred to at paragraph 1; and

         (c) set out the details of any investigations conducted by the Compliance Officer, including:

                 (i) the number, type and source of the complaints or representations on which such investigations were based;

                (ii)    the outcome of such investigations; and

               (iii) any remedial action taken by the Licensee following such investigations.

11. The Licensee shall submit to the Director a copy of the report produced in accordance with paragraph 9, and shall give or send a copy of the report to any person who requests such a copy.

12.      In this Condition:

         "Relevant  Duties"                        means the obligations
                                                   set out at Condition 14 and
                                                   the terms and conditions of
                                                   any direction issued pursuant
                                                   to paragraph 7 of Condition
                                                   14.

Condition 15. Requirement to facilitate competition in the Generation and Supply
--------------------------------------------------------------------------------
of Electricity
---------------

1. The Licensee shall, in pursuance of its authorised activities, conduct its Distribution Business so as to facilitate:

         (a)     competition in the generation of electricity; and

         (b) competition in the supply of electricity within the authorised area.

Condition 16. Compliance with the Grid Code
-------------------------------------------

1. The Licensee shall comply with the provisions of the Grid Code in so far as applicable to it.

2. The Director may (following consultation with the Transmission Company) issue directions relieving the Licensee of its obligation under paragraph 1 in respect of such parts of the Grid Code and to such extent as may be specified in those directions.

Condition 17. Security arrangements
-----------------------------------

1. The Licensee shall comply with the provisions of the Fuel Security Code and such provisions shall have effect as if they were set out in this Licence.

Condition 18. Conditions affecting customers' statutory rights
--------------------------------------------------------------

1.       The Licensee shall not include in or send with any notice given under
         Section 16(3) of the Act, or any form provided to customers for use in giving notice under Section 16(2) of the Act, or any notice sent to customers prior to their entering into a tariff or special agreement, an invitation to agree to anything which, by virtue of the Act, may only be done or (as the case may be) not done:

         (a)     with the agreement of that customer; or

         (b) in any case where that customer withholds his agreement or makes that agreement subject to terms and conditions to which the Licensee objects, with the approval or consent or by order of the Secretary of State unless the form and terms of such invitation have first been submitted to and approved by the Director.

2.       Nothing in paragraph 1 shall prevent the Licensee from:

         (a) including in any such notice any provision or condition which the Licensee is required or permitted to include in such notice by virtue of Section 16(4) of the Act; or

         (b) including in any such notice concerning the provision of a supply to premises:

                 (i)    not previously supplied by the Licensee; or

                (ii) where any modification is required to any electric line, electrical plant or electric meter through which such premises are supplied, or where any change is required to the location thereof an invitation to any customer to agree to any provision or condition concerning the installation or location of any or all of an electric line, electrical plant or an electric meter in any such case without having submitted the form and terms of such agreement or notice to the Director.

Condition 19. Licensee's apparatus on customers' side of meter
--------------------------------------------------------------

1. This Condition applies where the Licensee, whether on its own behalf or as a provider of meter operation services to another Electricity Supplier, installs a second meter or other apparatus for the purpose of ascertaining or regulating the amount of electricity supplied, the period of supply, or any other quantity or time connected with the supply on the customer's side of non half-hourly metering equipment registering the quantity of the supply to that customer.

2. Any second meter or other apparatus installed by the Licensee in the position and for a purpose described in paragraph 1 shall be such that the power consumed by it, when aggregated with the power consumed by any other meter or apparatus installed by the Licensee in the like position and for a like purpose in relation to the customer, does not exceed 10 watts except where otherwise agreed with the customer.

Condition 20. Provision of distribution services for persons who are of
------------------------------------------------------------------------
pensionable age or disabled or chronically sick
-----------------------------------------------

1. The Licensee shall, no later than 1 January 1998, prepare and submit to the Director for his approval a code of practice detailing the special services the Licensee will make available for Domestic Customers who are of pensionable age or disabled or chronically sick.

2. The code of practice shall include arrangements by which the Licensee will where appropriate, in respect of its customers, provide special means of identifying persons acting on behalf of the Licensee.

3. The code of practice shall further include arrangements whereby the Licensee will:

         (a) take reasonable steps to draw the attention of customers to the existence of a register of customers who may be expected, by virtue of being of pensionable age or disabled or chronically sick, to require:

                 (i) information and advice in respect of the matter set out at paragraph 2; or

                 (ii) advance notice of interruptions to the supply of electricity;

         (b) maintain such a register, comprising the relevant details of each customer who requests (or, in the case of a customer supplied by a private electricity supplier, whose supplier requests) his inclusion on it; and

         (c) give to all customers so registered, in respect of interruptions to the supply of electricity, such information and advice as may be appropriate and is of such nature as shall be set out in the code of practice.

4.       This Condition is subject to the provisions of Condition 24.

Condition 21. Code of practice on procedures with respect to site access
-------------------------------------------------------------------------

1. The Licensee shall, no later than 1 January 1998, prepare and submit to the Director for his approval a code of practice setting out the principles and procedures the Licensee will follow in respect of any person acting on its behalf who requires access to customers' premises.

2. The code of practice shall include procedures calculated to ensure that persons visiting customers' premises on behalf of the Licensee:

         (a)     possess the skills necessary to perform the required duties;

         (b)     are readily identifiable to members of the public;

         (c)     use passwords provided for vulnerable customers;

         (d)     are appropriate persons to visit and enter customers' premises;
                 and

         (e) are able to inform customers, on request, of a contact point for help and advice they may require in relation to the supply of electricity.

3.       This Condition is subject to the provisions of Condition 24.

Condition 22. Standards of performance for the Distribution Business
--------------------------------------------------------------------

1. The Licensee shall conduct its Distribution Business in the manner which it reasonably considers to be best calculated to achieve any standards of overall performance as may be determined by the Director pursuant to Section 40 of the Act.

2. The Licensee shall not enter into a use of system agreement with any Electricity Supplier that does not provide for the Licensee to make payments in respect of the performance of the Distribution Business to the Electricity Supplier for the benefit of any customer of that Electricity Supplier equivalent to such sums as would have been paid pursuant to the standards of performance prescribed by the Director in accordance with regulations made under Section 39 of the Act had that customer been a tariff customer of the Licensee in those situations where the Licensee would have been obliged to make such a payment.

3. In making payments in accordance with any standards of performance or in accordance with paragraph 2, the Licensee shall not discriminate:

         (a)     between any persons or class or classes thereof; or

         (b) as between the Licensee and any persons or class or classes thereof.

Condition 23. Distribution Business complaint handling procedure
----------------------------------------------------------------

1. The Licensee shall, no later than 1 January 1998, prepare and submit to the Director for his approval a code of practice detailing the procedure for handling complaints from customers about the manner in which the Licensee conducts its Distribution Business.

2. Any procedure established in accordance with this Condition shall specify the periods within which it is intended that different descriptions of complaint should be processed and resolved.

3. This Condition is subject to the provisions of Condition 24.

Condition 24. Preparation, review of and compliance with customer service codes
-------------------------------------------------------------------------------

1. This Condition applies to any code of practice required to be prepared by the Licensee pursuant to Condition 20, Condition 21 and Condition 23 of this Licence.

2. In first preparing such a code the Licensee shall, prior to submitting that code to the Director, consult the Relevant Consumers' Committee and shall have regard to any representations made by the committee about such code or the manner in which it is likely to be operated.

3. Where before the expiry of 30 days of the Licensee first submitting such code to the Director for his approval the Director notifies the Licensee that the Director considers the code is not sufficient for the purposes of meeting the requirements of this Licence the Licensee shall forthwith make such changes as the Director may require.

4. The Licensee shall, whenever requested to do so by the Director, review such code and the manner in which it has been operated, with a view to determining whether any modification should be made to it or to the manner of its operation.

5. In carrying out any such review the Licensee shall consult the Relevant Consumers' Committee and shall have regard to any representations made by it about such code or the manner in which it is likely to be or (as the case may be) has been operated.

6. The Licensee shall submit any revision of such code which, after consulting the Relevant Consumers' Committee in accordance with paragraph 5, it wishes to make, to the Director for his approval and following his approval in writing shall then revise the code.

7.       The Licensee shall:

         (a) as soon as practicable following the preparation of any code or any revision made to it send to the Director and the Relevant Consumers' Committee a copy of such code or such revision (in each case in the form approved by the Director);

         (b) draw the attention of those of its customers to whom such code applies to the existence of the code and of each substantive revision of it and to the means by which they may inspect a copy of such code in its latest form; and

         (c) give or send free of charge a copy of such code (as from time to time revised) to any person who requests it.

8. No changes may be made to any code otherwise than in accordance with the foregoing procedures.

9. The Licensee shall ensure, so far as reasonably practicable, that it complies with such arrangements or procedures (as the case may be) as are contained in or described by any code to which this condition applies and approved by the Director or any revision to such code approved by the Director.

Condition 25. Record of and report on Distribution Business performance
-----------------------------------------------------------------------

 1. The Licensee shall keep a record of its general operation of the arrangements mentioned in Condition 20 to 23 and if the Director so directs in writing, of its operation of any particular cases specified, or of a description specified, by him.

 2. The Licensee shall keep a statistical record of the performance of the Distribution Business in relation to the provision of services to its Designated Customers under the terms of contracts or in accordance with tariffs fixed under Section 18 of the Act, including services relating to:

         (a)     the holding of security deposits;

         (b) the offering of appointments and the making of visits to customers' premises;

         (c) payments made to customers and to suppliers pursuant to the standards of performance prescribed by the Director in accordance with regulations made under Section 39 of the Act or in accordance with paragraphs 2 and 3 of Condition 22.

 3. The Licensee shall, from time to time as required by the Director, provide to the Director and to the Relevant Consumers' Committee such of the information contained in the records prepared in accordance with paragraphs 1 and 2 as the Director may request in writing.

 4. As soon as is reasonably practicable after the end of each calendar year, the Licensee shall submit to the Director and the Relevant Consumers' Committee a report dealing with the matters mentioned in paragraphs 1 and 2 in relation to that year and shall:

         (a) publish the report so submitted in such manner as will in the reasonable opinion of the Licensee secure adequate publicity for it; and

         (b)     send a copy of it free of charge to any person requesting one,

         except that, in performing its obligations under sub-paragraphs 4(a) and (b), the Licensee shall exclude from the report such information as appears to it to be necessary or expedient to ensure that, save where they consent, individual Designated Customers referred to therein cannot readily be identified.

 5. The report shall be presented, so far as is reasonably practicable, in a standard form designated by the Director for the purposes of this Condition.

Condition 26. Publication of supply numbers
-------------------------------------------

 1. Subject to paragraph 4, the Licensee shall by 31 December 1997 inform each customer of a number or numbers ("the Supply Number(s)") relevant to the registration, under the Master Registration Agreement, of a supplier of electricity to the premises owned or occupied by such customer.

 2. The Licensee shall, at the same time as it informs a customer of the relevant Supply Number in accordance with paragraph 1, send to that customer a statement in writing which provides a clear and sufficient explanation of the nature and function of the Supply Number, such statement having received the prior approval of the Director.

 3. The Supply Number shall consist of a number of data items, each of which shall be represented by a numerical identifier which shall:

         (a) have the number of digits specified in a direction issued by the Director;

         (b)     be approved by the Director; and

         (c)     be used by the Licensee in common with all Electricity
                 Suppliers.

 4. The Director may issue a direction relieving the Licensee of its obligation under paragraphs 1 and 3 to such extent and subject to such terms and conditions as he may specify in that direction.

Condition 27. Relations with the Relevant Consumers' Committee
--------------------------------------------------------------

1. The Licensee shall meet with the Relevant Consumers' Committee whenever requested to do so by that committee, up to a maximum of six times in every year during the period of this Licence.

2. Without prejudice to paragraph 1, the Licensee shall meet the Relevant Consumers' Committee at least once in every year during the period of this Licence.

3. In at least one meeting with the Relevant Consumers' Committee in every year during the period of this Licence, the Licensee shall be represented by one or more directors of the Licensee.

Condition 28. Health and safety of employees
---------------------------------------------

1. The Licensee shall, together with all other licensees, consult with appropriate representatives of persons employed by itself and by those licensees in order to establish and maintain an appropriate machinery or forum for the joint consideration of matters of mutual concern in respect of the health and safety of such persons.

2.       In this Condition:

         "licensees"                    means all holders of licences granted
                                        under Section 6(1)(a), 6(1)(b), 6(1)(c)
                                        and 6(2) of the Act.

                     SECTION B. SUPPLY BUSINESS OBLIGATIONS

                       Sub-Section (1) General Obligations
                       ------------------------------------

Condition 29. Supply charge restriction conditions: definitions
---------------------------------------------------------------

1.       In this Condition, in Condition 29A to 29E and in Schedule 3B:

          "attributed"                                means when used in relation to the fossil fuel levy or
                                                      payments in lieu thereof or transmission connection point
                                                      charges or remote transmission asset rentals or distribution losses or transmission costs or allowed distribution costs, or in relation to attributing electricity purchase or sale
                                                      contracts and electricity purchase costs to regulated
                                                      customers and other customers,  attributed in accordance with the principles set out in Part A of Schedule 3A and attribute, attributed, attributable  and attribution shall be construed accordingly.

          "average charge per unit supplied"          means the supply revenue in the year divided by the quantity supplied in that year.

          "average charge per regulated unit          means the regulated supply revenue in the relevant year
          supplied"                                   divided by the regulated quantity supplied in that year.

          "average specified rate"                    means the average of the daily base rates of Barclays Bank plc current from time to time during the period in
                                                      respect of which the calculation falls to be made.

                                      131


          "distribution services"                     means all services provided by the Licensee as part of
                                                      its Distribution Business other than excluded services.

          "electricity purchase costs"                means the Licensee's purchase costs of electricity
                                                      calculated in accordance with the principles in Part F
                                                      of Schedule 3 of this Licence as in force on 31 March
                                                      1998.

          "excluded services"                         means those services provided by the Licensee which in
                                                      accordance with the principles set out in Part C of
                                                      Schedule 3A fall to be treated as excluded services.

          "interconnector charges"                    means charges levied by the Interconnectors Business
                                                      of the Transmission Company and payable by the
                                                      Supply or Second Tier Supply Business of the
                                                      Licensee in respect of use of interconnector for the
                                                      transfer of electricity into England and Wales.

          "maximum average charge per regulated       means the charge  calculated in accordance  with the formula in
          unit supplied"                              paragraph 4 of Condition 29A.

          "metered"                                   means, in relation to any quantity  supplied,  as measured by a meter installed for such purpose or (where no such
                                                      meter is installed or it is not reasonably
                                                      practicable to measure the quantity by such meter) as
                                                      otherwise reasonably calculated.

                                      132


          "0.1 MW customer"                           means any customer other than an over 0.1 MW  customer in its capacity as such.

          "0.1 MW premises"                           means any premises other than over 0.1 MW premises.

          "over 0.1 MW customer"                      means a customer supplied at over 0.1 MW  premises,  but shall not include such customer insofar as supplied at  0.1 MW
                                                      premises.

          "over 0.1 MW premises"                      means premises at which the average of the maximum monthly demands in the three months of highest maximum demand in any period of twelve consecutive months commencing on or after
                                                      January 1993 exceeds one tenth of a megawatt.

          "quantity supplied"                         means the aggregate quantity of units supplied by the Licensee in the relevant year metered at the points of supply (whether or not in the authorised area of the Licensee).

          "regulated customer"                        means a person other than the Licensee who in the calendar year ending in relevant year t-1 was supplied at 0.1 MW
                                                      premises.

          "relevant year"                             means a financial year commencing on or after 1st April 1990.


                                      133

          "relevant year t"                           means that relevant year for the purposes of which any
                                                      calculation falls to be made; "relevant year t-1"

                                                      means the relevant year preceding relevant year t
                                                      or, in respect of the period prior to 1st April
                                                      1990, the period of 12 calendar months commencing
                                                      on 1st April 1989; and similar expressions shall
                                                      be construed accordingly.

          "remote transmission asset rentals"         means any rent or other periodic payment payable by the
                                                      Distribution Business of  the Licensee to the Transmission
                                                      Company in respect of remote transmission assets
                                                      forming part of the Licensee's Distribution
                                                      System.

          "sixth relevant year"                       means the relevant year commencing 1st April 1995.

          "supply"                                    includes supply outside the authorised area, standby  and
                                                      top-up supply and sale and any other sales of electricity by the Licensee to persons other than customers; and "supplied"
                                                      and similar expressions shall be construed accordingly.

          "supply charge restriction                  means Condition 29 to 29E together with Schedule 3B
          conditions"                                 to this Licence, as from time to time modified or
                                                      replaced in accordance therewith or pursuant to
                                                      Sections 11, 14 or 15 of the Act.

          "supply charges"                            means all charges (including charges for the
                                                      provision of distribution services and standing
                                                      charges) made by the Licensee in respect of
                                                      electricity supplied by the Licensee other than
                                                      charges for the provision of excluded services by
                                                      the Licensee.


                                      134


          "supply revenue"                            means the revenue (measured on an accruals
                                                      basis) derived by the Licensee from supply
                                                      charges after deduction of value added tax (if any)
                                                      and any other taxes based directly on the amounts so
                                                      derived.

          "transmission charges"                      means charges levied by the Transmission
                                                      Company payable by the Supply or the Second Tier
                                                      Supply Business of the Licensee in respect of the
                                                      transmission of electricity, but for the
                                                      avoidance of doubt shall exclude transmission
                                                      connection point charges and remote transmission
                                                      asset rentals.

          "transmission connection point charges"     means charges levied by the Transmission Company
                                                      as connection charges by direct reference to the
                                                      number or nature of the connections between the
                                                      Licensee's Distribution System and the
                                                      transmission system and payable by the
                                                      Distribution Business of the Licensee.

          "unit"                                      means a kilowatt hour.


Condition 29A. Restriction on Supply Charges
--------------------------------------------

Continuation Of Tariffs
-----------------------

1.1 Save where the Director consents in writing to a tariff being discontinued, the Licensee shall continue to make available to customers at Designated Premises the tariffs listed under the Licensee's name in Annex A to this Condition.

1.2 Where a customer at Designated Premises was supplied at the end of the eighth relevant year on a tariff listed under the Licensee's name in Annex B to this Condition, the Licensee shall continue to offer that tariff to that customer at those premises unless the Director consents in writing to the Licensee's not doing so.

1.3 The Licensee shall not, without the consent in writing of the Director, change the terms (other than price, which shall be regulated in accordance with this Condition) of any tariff described in the second column of the Table; and the terms to which this prohibition applies include, for example, the hours between which particular prices apply and the level of consumption at which prices change.

New Tariffs
-----------

2. The Licensee shall not offer to supply any customer at Designated Premises on a tariff not shown in the Table unless the terms of that tariff have been approved by the Director.

The Price Restraint
-------------------

3. Without prejudice to Condition 29D, the prices in the tariffs which apply at the beginning of the ninth relevant year to supplies to

         Designated Customers shall be set at or below the limit imposed by paragraph 4 and in addition at or below each of the limits imposed by paragraph 5 and (where those paragraphs apply) by paragraphs 6 and 7.

4. The prices referred to in paragraph 3 shall be so set that they do not cause the value of

                            (n)(SIGMA)(1) PSi(t).QSiO + (n)(SIGMA)PUi(t) . QUi0
                             --------------------------------------------------
           composite term 1(n)(SIGMA) PSi0.QSi0+(n)(SIGMA)i0.QUi0

           to exceed the value of the formula

                          {100 + RPI(t)- X(a}
                          -------------------
                                100


                  where,
                  (n) (SIGMA)(1)  means the summation across all tariffs; and


                  X(a) has the value given against the Licensee's name in Annex C to this Condition.

5.1 Without prejudice to Condition 29D, at the beginning of the ninth relevant year the Licensee shall so set its prices to Designated Customers supplied on the tariff numbered 1 in the Table that the total charge for that year for a Designated Customer supplied on such a tariff who consumes 3300 units in that year shall not exceed

                           {PSi0 + 3300 PUi0 {100 + RPI(t) - X(a}
                                              -------------------

                           where

                           X(a) has the value given against the Licensee's name in Annex C to this Condition.

5.2 Without prejudice to Condition 29D, at the beginning of the ninth relevant year, the prices to Designated Customers on each of the domestic tariffs in the Table other than the tariff numbered 1 shall be so set that, when used to determine the value of the terms PU(it) and PSit, they do not cause the value of the composite term

                    (u)(SIGMA)1 PUi(t).QUi0
                    ----------------------
                    +(s)(SIGMA) PSi(t) to
                    ---------------------
                              NC

         to exceed the value of the formula

             {u)(SIGMA) PUi0.QUi0
              -------------------- +s(SIGMA)1 PSi0}(100 + RPI(t) - X(b)
                      NC                           --------------------


                           where X(b) has the value of 3.

5.3 Without prejudice to Condition 29D, at the beginning of the ninth relevant year, the prices to Designated Customers on each of the non-domestic tariffs in the Table shall be so set that, when used to determine the value of the terms PUit and PSit, they do not cause the value of the composite term

                     (u)(SIGMA)1 PUi(t).QUi0
                     ------------------------+s(SIGMA)1 PSi(t) , when applied
                              NC
         to that tariff, to exceed the value of the formula

                    (u)(SIGMA)1 PUi0.QUi0
                    ---------------------+ s (SIGMA)1 PSi0} (100 + RII(t)
                            NC                              --------------
                                                                  100


6. Without prejudice to Condition 29D, in the case of any tariff described as domestic in column 3 of the Table, the standing charge to a Designated Customer at the beginning of the ninth relevant year shall not exceed the standing charge given for that tariff in column 5 of the Table multiplied by

           [100 + RPI(t).
            ----------
               100

7.1 Without prejudice to Condition 29D, in the case of any tariff described in column 2 of the Table which is a domestic prepayment tariff,


         (a) the standing charge and the unit charge at the beginning of the ninth relevant year shall each be lower than the standing charge and unit charge respectively set against that tariff in column 5 of the Table by the same proportion as the standing charge and the unit charge at the beginning of the ninth relevant year of the nearest equivalent domestic tariff (not being a prepayment tariff) are lower than the standing charge and unit charge respectively of that nearest equivalent domestic charge shown against them in column 5 of the Table (and in this sub-paragraph the standing charge shall be exclusive of any prepayment surcharge); and

         (b) there shall at no time be any increase in the amount by which the standing charge (including any prepayment meter surcharge) for any domestic prepayment tariff exceeds the standing charge for the nearest comparable domestic tariff (not being a prepayment tariff).

7.2 The Director may direct which tariff is the nearest equivalent domestic tariff for the purpose of this paragraph.


8.1 Without prejudice to paragraph 9 and Condition 29D, no price (whether a standing charge or a unit charge) in any tariff shall be increased during the ninth relevant year above the price which applies at the beginning of the ninth relevant year, unless the Director has consented in writing.

8.2 In giving consent the Director shall have regard in particular but not exclusively to the impact of significant movements in costs outside the Licensee's control, and shall consider whether such movements in costs justify an increase in all tariffs, a differential increase in tariffs or an increase in some tariffs only.

9. If any change is made to the rate of the Fossil Fuel Levy between 1 August 1997 and 2 April 1998, and whenever any change is made to that rate thereafter, every price limit set pursuant to paragraphs 4, 5, 6 and 7.1(a) shall be multiplied by the following factor

                  100 + F(t)
                  --------
                  100 + F(d)


10.1 Where, after the end of the eighth relevant year, the Director is satisfied that in the eighth relevant year the average charge per unit supplied differed from the maximum average charge per unit supplied assumed for the purpose of setting the prices in column 5 of the Table, the Director may give a direction to the Licensee stipulating the prices to be charged for any (or all) of the tariffs described in column 2 of the Table.

10.2 Before giving any such direction, the Director shall consult the Licensee.

10.3 In considering whether to give any such direction, and in considering the content of any such direction, the Director shall have regard


         (a) to the extent to which the regulated supply revenue for the eighth relevant year assumed for the purpose of setting the prices in column 5 of the Table differs from the actual regulated supply revenue for that year adjusted

                 (i) to reflect what the regulated supply revenue would have been if the tariffs in force on 1 August 1997 had remained unchanged until the end of the eighth relevant year; and

                 (ii) by adding any rebates or discounts to Regulated Customers in respect of the period from 1 August 1997 to the end of the eighth relevant year, being rebates or discounts not included in the tariffs in force on 1 August 1997;

         (b)     to any representations made by the Licensee; and

         (c)     to the cost to the Licensee of changing any tariff.

11.1 Where, for relevant year t, the terms TAdt or GAdt (or both of them) in paragraph 4 of Condition 3A have a value greater than 0, the Director may give a direction to the Licensee stipulating the prices to be charged, in that or any subsequent relevant year, for any (or all) of the tariffs described in Column 2 of the Table.

11.2 Before giving any such direction, the Director shall consult the Licensee.

11.3 In considering whether to give any such direction, and in considering the content of any such direction, the Director shall have regard


         (a) to the extent by which the charges made by the Distribution Business to the Supply Business have been reduced on account of the terms TAdt or GAdt (or both of them) having a greater value than 0;

         (b)     to any representation made by the Licensee; and

         (c)     to the cost to the Licensee of changing any tariff.

12.1 Without prejudice to paragraph 9 and Condition 29D, for the tenth and every subsequent relevant year, unless the Director has consented in writing, each component of each tariff described in column 2 of the Table or approved for the purpose of paragraph 2 shall have a price no greater than the price at the end of the immediately preceding relevant year, in each case multiplied by the formula

                  100 + RPI(t) - X(c)
                  -------------------
                        100

         where X(c) has the value of 3 for the tenth relevant year and the value of 0 for every subsequent relevant year.

12.2 In giving consent the Director shall have regard in particular but not exclusively to the impact of significant movements in costs outside the Licensee's control, and shall consider whether such movements in costs justify an increase in all tariffs, a differential increase in tariffs or an increase in some tariffs only.


Interpretation
--------------

13.      In this Condition:

         (a)     all prices and revenue shall exclude value added tax (if any);
                 and

         (b) any reference to the first relevant year shall be a reference to the relevant year commencing on 1 April 1990, and any reference to the second financial year and so on shall be construed accordingly;

         (c) in respect of any tariff described in column 2 of the Table the following terms have the following meanings:


                 PSit is the standing charge (or each of them) for that tariff for the ninth relevant year t;

                 PSi0 is the standing charge (or each of them) for that tariff given in column 5 of the Table;


                 QSi0 is the number in column 6 of the Table set against that standing charge;

                 PUi(t) is the unit charge (or each of them) for that tariff for the ninth relevant year t;

                 PUi0 is the unit charge (or each of them) for that tariff given in column 5 of the Table;

                 QUi0 is the number in column 6 of the Table set against that unit charge (or each of them);


                        means the summation across all unit charges for
              (SIGMA)   that tariff;
                  1

                  s     means the summation across all standing charges for that
             (SIGMA)    tariff;
                  1

                  NC means the number given against tariff in column 7 of the Table; and

         (d)      the following terms shall have the following meanings:

                  F(t) means the rate of the Fossil Fuel Levy applicable from time to time during relevant year t;

                  F(d)  has the value of 2.2;

                  RPI(t) means the percentage change (whether of a positive or a negative value) in the arithmetic average of the Retail Price Index numbers published or determined with respect to each of the six months July to December (inclusive) in relevant year t-1 and the arithmetic average of the Retail Price Index numbers published or determined with respect to the same months in relevant year t-2; and

                  the Table means the table given under the Licensee's name in Annex D to this Condition.

ANNEX A to Condition 29A
-------------------------

Tariffs Generally Available

EASTERN ELECTRICITY Plc

Tariff No.            Tariff
      1               Domestic General Table 2
      2               Domestic General Table 1
      3               Domestic General Prepayment
      4               Domestic General Prepayment - Lock Off Meter
      5               Domestic Economy 7 Table 1
      6               Domestic Economy 7 Table 2
      7               Domestic Economy 7 Prepayment
      8               Domestic Night/Day Table 1
      9               Domestic Night/Day Table 2
      10              Domestic Low User Tariff Table 1
      11              Domestic Low User Tariff Table 2
      12              Domestic Economy 10 Table 1
      13              Domestic Economy 10 Table 2
      14              Restricted Hours 1 - Table 1
      15              Restricted Hours 1- Table 2
      16              Restricted Hours 2 - Table 1
      17              Restricted Hours 2 - Table 2
      18              Restricted Hours 3 - Table 1
      19              Restricted Hours 3 - Table 2
      20,21           Business & Enterprise General Table 1
      22,23           Business & Enterprise General Table 2
      24              Business & Enterprise General Prepayment
      25,26           Business & Enterprise Economy 7 Table 1
      27,28           Business & Enterprise Economy 7 Table 2
      29              Business & Enterprise Economy 7 Prepayment
      30,31           Business & Enterprise Evening Weekend Economy 7 Table 1
      32,33           Business & Enterprise Evening Weekend Economy 7 Table 2
      34,35           Business & Enterprise Night/Day Table 1
      36,37           Business & Enterprise Night/Day Table 2
      38,39           Business & Enterprise Evening/Weekend Table 1
      40,41           Business & Enterprise Evening/Weekend Table 2

EAST MIDLANDS ELECTRICITY Plc

Tariff No.            Tariff

      1               Domestic Standard
      2               Domestic Economy 7
      3               Cardmeter Domestic
      4               Domestic Heatwise
      5               Restricted Hours Tariff 1 - Domestic
      6               Restricted Hours Tariff 2 - Domestic
      7               Restricted Hours Tariff 3 - Domestic

      8,16            Direct Debit Discount
      9               Non-Domestic Block
      10              Non-Domestic Economy 7 Block
      11              Non-Domestic Evening & Weekend
      12              Non-Domestic Evening & Weekend Economy 7
      13              Restricted Hours Tariff 1 - Non-Domestic
      14              Restricted Hours Tariff 2 - Non-Domestic
      15              Restricted Hours Tariff 3 - Non-Domestic

LONDON ELECTRICITY Plc

Tariff No.                 Tariff

      1                Domestic General - Quarterly
      2                Domestic General - Powerkey
      3                Domestic General - Direct Debit
      4                Domestic Economy 7 - Quarterly
      5                Domestic Economy 7 - Powerkey
      6                Domestic Economy 7 - Direct Debit
      7                Domestic Economy 9 - Quarterly
      8                Domestic Economy 9 - Direct Debit
      9                White Meter Tariff
      10               Off Peak Rate 4
      11               Off Peak Rate 5
      12               Off Peak Rate 6
      13               Domestic Unpublished Supplies
      14               Business Standard - Quarterly
      15               Business Standard - Powerkey
      16               Business Standard - Direct Debit
      17               Business Economy 7 - Quarterly
      18               Business Economy 7 - Powerkey
      19               Business Economy 7 - Direct Debit
      20               Business Evening/Weekend - Quarterly
      21               Business Evening/Weekend - Powerkey
      22               Business Evening/Weekend - Direct Debit
      23               Off Peak Rate 7
      24               Off Peak Rate 8
      25               Off Peak Rate 9
      26               Business Unmetered supplies
      27,28            Business Staircase
      29               Catering

MANWEB Plc

Tariff No.             Tariff
      1                Domestic `S'
      2                Select
      3,16             Prepayment
      4                Economy 7
      5                Off Peak

      6                White Meter
      7                Option 14
      8                3S
      9                3T
      10               3E
      11               M3
      12               4S
      13               4T
      14               4E
      15               M4
      17               Direct Debit

MIDLANDS ELECTRICITY Plc

Tariff No.            Tariff

      1               D1 - Domestic Credit Meter Tariff
      2               D1 DD - Domestic Direct Debit Tariff
      3               D8 - Domestic Token Meter Tariff
      4               D5 - Domestic Economy 7
      5               D5 DD - Domestic Economy 7 Direct Debit Tariff
      6               D6 - Domestic Economy 7 Token Meter Tariff
      7               OP1 - Off Peak Tariff
      8               OP2 - Off Peak Tariff
      9               OP3 - Off Peak Tariff
      10              S - Small Supplies Tariff
      11              S DD - Small Supplies Direct Debit Tariff
      12              S1 - Small Supplies Economy 7 Tariff
      13              S1 DD - Small Supplies Economy 7 Direct Debit Tariff
      14              W - Weekend Supplies
      15              W DD - Weekend Supplies Direct Debit Tariff
      16              OP1 - Off Peak Non-Domestic Tariff
      17              OP2 - Off Peak Non-Domestic Tariff
      18              OP3 - Off Peak Non-Domestic Tariff

NORTHERN ELECTRICITY Plc

Tariff No.            Tariff
      1               D1 Unrestricted
      2               D1T Economy 7
      3               Small Domestic Users tariff
      4               K1 Prepayment
      5               K1T Prepayment Economy 7
      6               Super Tariff
      7               RH1 - Off Peak
      8               RH2 - Off Peak
      9               RH3 & RHB - Off Peak
      10              Staff Tariff
      11              Heat Plan
      12              Non-Domestic Evening & Weekend

      13              Evening & Weekend Small Users
      14              Q1
      15              Q1T Economy 7
      16              Super Tariff - Business
      17              RH1 - Off Peak
      18              RH2 - Off Peak
      19              RH3 & RHB - Off Peak
      20              C7 Catering Tariff
      21              Premier Payment Plan
      22              Prompt Payment Discount

NORWEB Plc

Tariff No.            Tariff

      1               D13 Domestic Tariff
      2               D11 Domestic Monthly Budget Scheme
      3               D11 Domestic Prepayment
      4               D56 Domestic Economy 7 Tariff
      5               D22 Domestic Economy 7 Monthly Budget Scheme
      6               D22 Domestic Economy 7 Prepayment
      7               D92 Domestic Smart 7 Tariff
      8               R16 7 Hour Off Peak Tariff
      9               R11 Tariff
      10              R21 Domestic Tariff
      11              G13 All Purpose Quarterly Tariff
      12              G11 All Purpose Monthly Budget Scheme
      13              G15 Combined Premises Quarterly
      14              G16 Combined Premises Monthly
      15              G63 All Purpose Economy 7 Quarterly Tariff
      16              G66 All Purpose Economy 7 Monthly Tariff
      17              G65 Combined Premises Economy 7 Quarterly Tariff
      18              G67 Combined Premises Economy 7 Monthly Tariff
      19              G71 Evening & Weekend Tariff
      20              G61 Economy 7 Evening/Weekend Quarterly Tariff
      21              G54 Economy 7 Evening/Weekend Monthly Tariff
      22              R31 Non-Domestic
      23              R41 Tariff
      24              R42 Tariff
      25              R43 Tariff
      26              R51 Floor Warming Tariff
      27              Q64 Farm Crop-Drying Tariff

SEEBOARD Plc

Tariff No.            Tariff
      1               Domestic Standard
      2               Domestic Economy 7
      3               Domestic White Meter
      4               Warmwise

      5               Business Standard
      6               Business Economy 7
      7               Business White Meter
      8               Business Evening/Weekend/Night
      9               Off Peak
      10,11,12        Prepayment
      13              Direct Debit Discount

SOUTHERN ELECTRIC Plc

Tariff No.            Tariff

      1               General Domestic (Quarterly)
      2               General Domestic (Keypayment)
      3               General Domestic (Direct Debit)
      4               Flexiheat
      5               Flexiheat (Direct Debit)
      6               Super Deal
      7               Super Deal (Direct Debit)
      8               Economy 7 (Quarterly)
      9               Economy 7 (Direct Debit)
      10              Economy 7 (Keypayment)
      11              Domestic White Meter
      12              Domestic White Meter (Direct Debit)
      13,23           Restricted Hours
      14,24           Restricted Hours (Direct Debit)
      15              Q1 Block
      16              Q1 Block (Direct Debit)
      17              Q2 Day/Night
      18              Q2 Day/Night (Direct Debit)
      19              Q3 Evening/Weekend
      20              Q3 Evening/Weekend (Direct Debit)
      21              Q4 Night/Evening/Weekend
      22              Q4 Night/Evening/Weekend (Direct Debit)
      25              3 Phase Meter

SOUTH WALES ELECTRICITY Plc

Tariff No.            Tariff

      1               Domestic Basic Tariff - Credit
      2               Domestic Basic Tariff - Direct Debit
      3               Domestic Restricted Hours Tariff - Credit
      4               Domestic Restricted Hours Tariff - Direct Debit
      5               Domestic White Meter Tariff - Credit
      6               Domestic White Meter Tariff - Direct Debit
      7               Domestic Economy 7 Tariff - Credit
      8               Domestic Economy 7 Tariff - Direct Debit
      9               Domestic Winter Warmth
      10              Domestic Prepayment Meter Surcharge
      11              Domestic Basic Tariff - Token Meter
      12              Domestic Economy 7 Tariff - Token Meter
      13              Farm Domestic Basic Tariff - Credit
      14              Farm Domestic Basic Tariff - Direct Debit
      15              Farm Domestic White Meter Tariff - Credit
      16              Farm Domestic White Meter Tariff - Direct Debit
      17              Farm Domestic Economy 7 - Credit
      18              Farm Domestic Economy 7 - Direct Debit
      19              Farm Basic Tariff - Credit

      20              Farm Basic Tariff - Direct Debit
      21              Commercial Standard Tariff - Credit
      22              Commercial Standard Tariff - Direct Debit
      23              Commercial S/A - Credit
      24              Combined Standard Tariff - Credit
      25              Combined Standard Tariff - Direct Debit

SOUTH WALES ELECTRICITY Plc

Tariff No.            Tariff

      26              Small Industrial Tariff - Credit
      27              Small Industrial Tariff - Direct Debit
      28              Farm Economy 7 - Credit
      29              Farm Economy 7 - Direct Debit
      30              Commercial Day/Night Tariff - Credit
      31              Commercial Day/Night Tariff - Direct Debit
      32              Commercial 17/7 Tariff - Credit
      33              Commercial 17/7 Tariff - Direct Debit
      34              Industrial Day/Night Tariff - Credit
      35              Industrial Day/Night Tariff - Direct Debit
      36              Industrial 17/7 Tariff - Credit
      37              Industrial 17/7 Tariff - Direct Debit
      38,39           Industrial Unmetered Supplies
      40              Commercial Evening/Weekend Tariff - Credit
      41              Commercial Evening/Weekend Tariff - Direct Debit
      42              Industrial Evening/Weekend Tariff - Credit
      43              Industrial Evening/Weekend Tariff - Direct Debit
      44              Farm Restricted Hours Tariff - Credit
      45              Farm Restricted Hours Tariff - Direct Debit
      46              Commercial Restricted Hours Tariff - Credit
      47              Commercial Restricted Hours Tariff - Direct Debit
      48              Industrial Restricted Hours Tariff - Credit
      49              Industrial Restricted Hours Tariff - Direct Debit

SOUTH WESTERN ELECTRCITY Plc

Tariff No.            Tariff
      1               Domestic Tariff
      2               Key Meter Domestic
      3               Economy 7
      4               Key Meter Economy 7
      5               Domestic Night/Day (LA)
      6               3 Rate Heating Tariff
      7               Domestic Seasonal Tariff
      8               Off Peak (7 hour) Tariff (LA)
      9               Off Peak (Night Only) Tariff (LA)
      10              Off Peak (LA) Tariff
      11              Block Tariff
      12              Key Meter Block Tariff

      13              Economy 7 Block Tariff
      14              Key Meter Economy 7 Block Tariff
      15              Non-Domestic Seasonal
      16              Economy 7 Day/Night
      17              Day and Night Tariff (LA)
      18              Flat Rate (LA)
      19              Farm Tariff
      20              Farm Economy 7 Tariff
      21              Farm Day/Night Tariff (LA)
      22              Off Peak (7 hour) Tariff
      23              Off Peak (Night Only) Tariff
      24              Off Peak (LA) Tariff
      25              Direct Debit Discount

YORKSHIRE ELECTRICITY GROUP Plc

Tariff No.            Tariff
      1               Domestic Unrestricted
      2               Economy 7
      3               Domestic Off-Peak
      4               Prepayment
      5               Prompt Payment
      6               Automated Payment
      7               General Quarterly
      8               Economy 7 Quarterly
      9               Evening/Weekend Quarterly
      10              Evening/ Weekend E7 Quarterly
      11              Farm Off-Peak
      12              Commercial 2 Rate Tariff
      13              Commercial Off Peak
      14              Industrial Off Peak Tariff
      15              Prompt Payment
      16              Automated Payment

ANNEX B to Condition 29A
------------------------

Preserved Tariffs

EASTERN ELECTRICITY Plc

Tariff No,            Tariff

      4               Domestic General Prepayment - Lock Off Meter
      8               Domestic Night/Day Table 1
      9               Domestic Night/Day Table 2
      13              Restricted Hours 1 - Table 1
      14              Restricted Hours 1- Table 2
      15              Restricted Hours 2 - Table 1
      16              Restricted Hours 2 - Table 2
      17              Restricted Hours 3 - Table 1
      18              Restricted Hours 3 - Table 2
      33,34           Business & Enterprise Night/Day Table 1
      35,36           Business & Enterprise Night/Day Table 2
      37 ,38          Business & Enterprise Evening/Weekend Table 1
      39,40           Business & Enterprise Evening/Weekend Table 2

EAST MIDLANDS ELECTRICITY Plc

Tariff No.            Tariff

      5               Restricted Hours Tariff 1 - Domestic
      6               Restricted Hours Tariff 2 - Domestic
      7               Restricted Hours Tariff 3 - Domestic
      13              Restricted Hours Tariff 1 - Non-Domestic
      14              Restricted Hours Tariff 2 - Non-Domestic
      15              Restricted Hours Tariff 3 - Non-Domestic

LONDON ELECTRICITY Plc

Tariff No.            Tariff
      10              Off Peak Rate 4
      11              Off Peak Rate 5
      12              Off Peak Rate 6
      13              Domestic Unpublished Supplies
      23              Off Peak Rate 7
      24              Off Peak Rate 8
      25              Off Peak Rate 9
      26              Business Unmetered supplies
      27,28           Business Staircase
      29              Catering

MANWEB Plc

Tariff No.            Tariff
      5               Off Peak
      6               White Meter
      9               3T
      12              4S
      13              4T
      14              4E
      15              M4

MIDLANDS ELECTRICITY Plc

Tariff No.            Tariff
      7               OP1 - Off Peak Tariff
      8               OP2 - Off Peak Tariff
      9               OP3 - Off Peak Tariff
      16              OP1 - Off Peak Non-Domestic Tariff
      17              OP2 - Off Peak Non-Domestic Tariff
      18              OP3 - Off Peak Non-Domestic Tariff

NORTHERN ELECTRIC Plc

Tariff No.            Tariff

      10              Staff Tariff
      11              Heat Plan

NORWEB Plc

Tariff No.            Tariff
      8               R16 7 Hour Off Peak Tariff
      9               R11 Tariff
      10              R21 Domestic Tariff
      22              R31 Non-Domestic
      23              R41 Tariff
      24              R42 Tariff
      25              R43 Tariff
      26              R51 Floor Warming Tariff

SEEBOARD Plc

Tariff No.            Tariff

      3               Domestic White Meter
      7               Business White Meter
      9               Off Peak

SOUTHERN ELECTRIC Plc

Tariff No.            Tariff

      11              Domestic White Meter
      12              Domestic White Meter (Direct Debit)
      13,23           Restricted Hours
      14,24           Restricted Hours (Direct Debit)

SOUTH WALES ELECTRICITY Plc

Tariff No.            Tariff

      3               Domestic Restricted Hours Tariff - Credit
      4               Domestic Restricted Hours Tariff - Direct Debit
      5               Domestic White Meter Tariff - Credit
      6               Domestic White Meter Tariff - Direct Debit
      15              Farm Domestic White Meter Tariff - Credit
      16              Farm Domestic White Meter Tariff - Direct Debit
      30              Commercial Day/Night Tariff - Credit
      31              Commercial Day/Night Tariff - Direct Debit
      34              Industrial Day/Night Tariff - Credit
      35              Industrial Day/Night Tariff - Direct Debit
      44              Farm Restricted Hours Tariff - Credit
      45              Farm Restricted Hours Tariff - Direct Debit
      46              Commercial Restricted Hours Tariff - Credit
      47              Commercial Restricted Hours Tariff - Direct Debit
      48              Industrial Restricted Hours Tariff - Credit
      49              Industrial Restricted Hours Tariff - Direct Debit

SOUTH WESTERN ELECTRICITY Plc

Tariff No.            Tariff
      5               Domestic Day/Night (LA)
      8               Off Peak (7 hour) Tariff (LA)
      9               Off Peak Night Only Tariff  (LA)
      10              Off Peak (LA) Tariff
      17              Day and Night Tariff (LA)
      18              Flat Rate (LA)
      21              Farm Day/Night Tariff (LA)
      22              Off Peak (7 hour) Tariff (LA)
      23              Off Peak Night Only Tariff (LA)
      24              Off Peak (LA) Tariff

YORKSHIRE ELECTRICITY GROUP Plc

Tariff No.            Tariff
      3               Domestic Off-Peak
      11              Farm Off-Peak
      12              Commercial 2 Rate Tariff
      13              Commercial Off Peak
      14              Industrial Off Peak Tariff

ANNEX C to Condition 29A
------------------------

Value of Xa

EASTERN ELECTRICITY Plc                     Xa                8.9

EAST MIDLANDS ELECTRICITY Plc               Xa                6.3

LONDON ELECTRICITY Plc                      Xa                11.8

MANWEB Plc                                  Xa                5.8

MIDLANDS ELECTRICITY Plc                    Xa                7.1

NORTHERN ELECTRICITY Plc                    Xa                4.2

NORWEB Plc                                  Xa                3.4

SEEBOARD Plc                                Xa                6.0

SOUTHERN ELECTRIC Plc                       Xa                3.2

SWALEC Plc                                  Xa                8.5

SOUTH WESTERN ELECTRICITY Plc               Xa                6.6

YORKSHIRE ELECTRICITY GROUP Plc             Xa                3.7

ANNEX D TO CONDITION 29A

                                    THE TABLE


EASTERN ELECTRICITY PL

    Number         Description of Tariff          Category             Component           Price PO (Unit    Quantity    NC
                                                                                             Rate in pence    QO (Unit
                                                                                               per kWh)        rate in
                                                                                                               GWh)
----------------------------------------------------------------------------------------------------------------------------------
        1       Domestic General Table 2           Domestic          Standing Charge             2548          1146144     1146144
                                                                       Primary Unit              7.15         27799.08
                                                                     Additional Unit             6.70          1245.83

        2       Domestic General Table 1           Domestic          Standing Charge             2444          530239       530239
                                                                       Primary Unit              7.02          1338.23
                                                                     Additional Unit             6.57          594.54

        3       Domestic General Prepayment        Domestic          Standing Charge             3744          118172       118172
                                                                       Primary Unit              7.15          404.80

        4       Domestic General Prepayment        Domestic          Standing Charge             3640           4543         4543
                Lock-Off Meter                                         Primary Unit              7.15           14.23
                                                                      Addition Unit              6.70           6.33

        5       Domestic Economy 7 Table 1         Domestic          Standing Charge             3692          287625       287625
                                                                    Primary Day Units            7.22          670.21
                                                                   Additional Day Units          7.02          298.30
                                                                       Night Units               2.51          800.30

        6       Domestic Economy 7 Table 2         Domestic          Standing Charge             3796          466260       466260
                                                                    Primary Day Units            7.35          1133.43
                                                                   Additional Day Units          7.15          504.47
                                                                       Night Units               2.55          1558.10

        7       Domestic Economy 7 PPM             Domestic          Standing Charge             4992          244936       244936
                                                                    Primary Day Units            7.35          678.09
                                                                       Night Units               2.55          385.90

        8       Domestic Night/Day Tariff          Domestic          Standing Charge             3692           14259       14259
                Table 1                                                 Day Units                8.23           46.33
                                                                   Primary Night Units           3.59           25.30
                                                                  Additional Night Units         3.19           11.26

        9       Domestic Night/Day Tariff          Domestic          Standing Charge             3796           33932       33932
                Table 2                                                 Day Units                8.36           108.5
                                                                   Primary Night Units           3.64           76.23
                                                                  Additional Night Units         3.24           33.93

       10       Domestic Low User Tariff           Domestic             Unit Rate                9.55           0.07          83
                Table 1

       11       Domestic Low User Tariff           Domestic             Unit Rate                9.70           0.15         167
                Table 2


     Number         Description of Tariff          Category             Component             Price PO        Quantity        NC
                                                                                             (Unit Rate in     QO (Unit
                                                                                               pence per       rate in
                                                                                                 kWh)           GWh)
-----------------------------------------------------------------------------------------------------------------------------------
       12       Domestic Economy 10 Table 1        Domestic       Standing Charge                3692           7660         7660
                                                                    Primary Day Units            7.22           19.24
                                                                     Additional Units            7.02           8.56
                                                                       Night Units               3.23           3.70
                                                                      Heating Units              3.23           90.70

       13       Domestic Economy 10 Table 2        Domestic          Standing Charge             3796           14825       14825
                                                                    Primary Day Units            7.35           33.7
                                                                     Additional Units            7.15           15.00
                                                                       Night Units               3.27           10.40
                                                                      Heating Units              3.27           94.81

       14       Restricted Hours Tariff 1          Domestic          Standing Charge              832           4173         4173
                Table 1                                                 Unit Rate                4.06           1.86

       15       Restricted Hours Tariff 1          Domestic          Standing Charge              884           12164       12164
                Table 2                                                 Unit Rate                4.11           82.50

       16       Restricted Hours Tariff 2          Domestic          Standing Charge              832           1532         1532
                Table 1                                                 Unit Rate                4.50           0.83

       17       Restricted Hours Tariff 2          Domestic          Standing Charge              884           3355         3355
                Table 2                                                 Unit Rate                4.55           27.64

       18       Restricted Hours Tariff 3          Domestic          Standing Charge              832            495         495
                Table 1                                                 Unit Rate                3.23           0.10

       19       Restricted Hours Tariff 3          Domestic          Standing Charge              884           1562         1562
                Table 2                                                 Unit Rate                3.27           11.79

       20       Business & Enterprise General    Non-Domestic    Stdg Chrg - Single Phase        2444           6795         6795
                Table1                                              Bus. Primary Units           7.32           11.49
                                                                  Bus. Additional Units          7.07           5.12
                                                                    Dom. Primary Units           7.02           1.06
                                                                  Dom. Additional Units          6.57           0.47

       21       Business & Enterprise General   Non - Domestic   Stdg Chrg - Three Phase         4940           3989         3989
                Table1                                              Bus. Primary Units           7.32           17.44
                                                                  Bus. Additional Units          7.07           7.76

       22       Business & Enterprise General   Non - Domestic   Stdg Chrg - Single Phase        2548           52511       52511
                Table 2                                             Bus. Primary Units           7.45           95.23
                                                                  Bus. Additional Units          7.20          218.95
                                                                    Dom. Primary Units           7.15           3.52
                                                                  Dom. Additional Units          6.70           1.57

       23       Business & Enterprise General   Non - Domestic   Stdg Chrg - Three Phase         5044           18189       18189
                Table 2                                             Bus. Primary Units           7.45           72.21
                                                                  Bus. Additional Units          7.20           32.14

       Number         Description of Tariff          Category             Component           Price PO           Quantity        NC
                                                                                          (Unit Rate in       QO (Unit
                                                                                           pence per          rate in
                                                                                              kWh)               GWh)
     ------------------------------------------------------------------------------------------------------------------------------

       24       Business & Enterprise General   Non - Domestic          Stdg Chrg                4888            330          330
                Prepayment                                          Bus. Primary Units           7.45           1.06

       25       Business & Enterprise Economy   Non - Domestic   Stdg Chrg - Single Phase        3692           1336         1336
                7 Table 1                                           Bus. Primary Units           7.47           4.54
                                                                  Bus. Additional Units          7.22           2.02
                                                                        Bus. Night               2.51           3.30
                                                                    Dom. Primary Units           7.22           1.15
                                                                  Dom. Additional Units          7.02           0.51
                                                                      Domestic Night             2.51           0.54

       26       Business & Enterprise Economy   Non- Domestic    Stdg Chrg - Three Phase         4940           2953         2953
                7 Table 1                                           Bus. Primary Units           7.47           12.88
                                                                  Bus. Additional Units          7.22           5.73
                                                                       Night Units               2.51           9.97

       27       Business & Enterprise Economy   Non- Domestic    Stdg Chrg - Single Phase        3796           6253         6253
                7 Table 2                                           Bus. Primary Units           7.60           15.16
                                                                  Bus. Additional Units          7.35           6.75
                                                                     Bus. Night Units            2.55           10.52
                                                                    Dom. Primary Units           7.35           2.44
                                                                  Dom. Additional Units          7.15           1.09
                                                                     Dom. Night Units            2.55           2.03

       28       Business & Enterprise Economy   Non - Domestic   Stdg Chrg - Three Phase         5044           7167         7167
                7 Table 2                                           Bus. Primary Units           7.60           33.00
                                                                  Bus. Additional Units          7.35           14.69
                                                                       Night Units               2.55           20.00

       29       Business & Enterprise Economy   Non - Domestic          Stdg Chrg                6136           1066         1066
                7 Prepayment                                        Bus. Primary Units           7.60           0.98
                                                                       Night Units               2.55           0.45

       30       B & E Evening/Weekend           Non - Domestic   Stdg Chrg - Single Phase        3692            893         893
                E7 Table 1                                            Primary Units              9.26           2.44
                                                                     Additional Units            9.01           1.09
                                                                         WE Units                4.55           2.44
                                                                       Night Units               2.51           2.89

       31       B & E Evening/Weekend E7        Non - Domestic   Stdg Chrg - Three Phase         4940           1497         1497
                Table 1                                               Primary Units              9.26           4.52
                                                                     Additional Units            9.01           2.01
                                                                         WE Units                4.55           3.95
                                                                       Night Units               2.51           4.06

       32       B & E Evening/Weekend E7        Non - Domestic   Stdg Chrg - Single Phase        3796           1782         1782
                Table 2                                               Primary Units              9.40           5.77
                                                                     Additional Units            9.15           2.57
                                                                         WE Units                4.60           4.99
                                                                       Night Units               2.55           3.54

       33       B & E Evening/Weekend E7        Non - Domestic   Stdg Chrg - Three Phase         5044           3152         3152
                Table 2                                               Primary Units              9.40           11.01
                                                                     Additional Units            9.15           4.90
                                                                         WE Units                 4.6           8.57
                                                                       Night Units               2.55           6.31

       34       B & E Night/Day Tariff Table 1  Non - Domestic   Stdg Chrg - Single Phase        3692           3440         3440
                                                                        Day Units                8.58           0.96
                                                                       Night Units               3.59           1.19

       35       B & E Night/Day Tariff Table 1  Non - Domestic   Stdg Chrg - Three Phase         4940            360         360
                                                                        Day Units                8.58           1.98
                                                                       Night Units               3.59           1.56

       36       B & E Night/Day Tariff Table 2  Non - Domestic   Stdg Chrg - Single Phase        3796           5765         5765
                                                                        Day Units                8.72           3.20
                                                                       Night Units               3.64           2.74

       37       B & E Night/Day Tariff Table 2  Non - Domestic   Stdg Chrg - Three Phase         5044           1466         1466
                                                                        Day Units                8.72           6.41
                                                                       Night Units               3.64           5.25

       38       B & E Evening/Weekend Table 1   Non - Domestic   Stdg Chrg - Single Phase        3692           1501         1501
                                                                    Primary Day Units            9.26           4.13
                                                                     Additional Units            9.01           1.84
                                                                      Weekend Units              4.35           7.00

       39       B & E Evening/Weekend Table 1   Non - Domestic   Stdg Chrg - Three Phase         4940           3472         3472
                                                                    Primary Day Units            9.26           10.73
                                                                     Additional Units            9.01           4.78
                                                                      Weekend Units              4.35           18.87

       40       B & E Evening/Weekend           Non - Domestic   Stdg Chrg - Single Phase        3796           5881         5881
                Table 2                                             Primary Day Units            9.40           9.30
                                                                     Additional Units            9.15           4.13
                                                                      Weekend Units              4.40           15.33

       41       B & E Evening/Weekend Table 2   Non - Domestic   Stdg Chrg - Three Phase         5044           5353         5353
                                                                    Primary Day Units            9.40           16.74
                                                                     Additional Units            9.15           7.45
                                                                      Weekend Units              4.40           28.51

                                       156

EAST MIDLANDS ELECTRICITY PLC

   Number       Description of Tariff            Category             Component              Price PO        Quantity        NC
                                                                                           (Unit Rate in     QO (Unit
                                                                                            pence  per        rate in
                                                                                               kWh)            GWh)
----------------------------------------------------------------------------------------------------------------------------------
        1       Standard                           Domestic          Standing Charge             3372         1061207      1061207
                                                                        Unit Rate                6.69         3015.13

        2       Economy 7                          Domestic          Standing Charge             5040         1054502      1054502
                                                                        Day Units                6.88         3319.00
                                                                       Night Units               2.45         2094.04

        3       Card Meter                         Domestic          Standing Charge             2144          279957       279957

        4       Heatwise                           Domestic          Standing Charge             1524           44022        44022
                                                                     Night/Eve Units             2.67          170.43
                                                                     Afternoon Units             2.67           97.11
                                                                       Boost Units               6.88           1.09

        5       Restricted Hour Tariff 1           Domestic          Standing Charge             1368            678          678
                                                                       Unit Charge               3.25           2.47

        6       Restricted Hour Tariff 2           Domestic          Standing Charge             1368           3364          3364
                                                                       Unit Charge               3.77           16.35

        7       Restricted Hour Tariff 3           Domestic          Standing Charge             1368           2357          2357
                                                                       Unit Charge               4.09           10.89

        8       Direct Debit Discount              Domestic      Standing Charge Discount        -500          707301       707301

        9       Block                           Non - Domestic       Standing Charge             4896           61113        61113
                                                                      Primary Units              8.64          111.69
                                                                     Secondary Units             6.69          100.36

       10       Economy 7 Block                 Non - Domestic       Standing Charge             6612           25149        25149
                                                                      Primary Units              8.64           55.53
                                                                     Secondary Units             6.84           44.84
                                                                       Night Units               2.45           44.07

       11       Evening and Weekend             Non - Domestic       Standing Charge             6612           1877          1877
                                                                      Primary Units              10.07          2.70
                                                                     Secondary Units             8.55           0.78
                                                                        EWE Units                3.13           5.37

       12       Evening and Weekend Economy 7   Non - Domestic       Standing Charge             7164           4344          4344
                                                                      Primary Units              10.07          6.47
                                                                     Secondary Units             8.55           1.70
                                                                        EWE Units                3.32           8.30
                                                                       Night Units               2.45           4.97

       13       Restricted Hour Tariff 1        Non - Domestic       Standing Charge             1368            182          182
                                                                       Unit Charge               3.25           0.49


     Number         Description of Tariff          Category             Component           Price PO        Quantity        NC
                                                                                           (Unit Rate in    QO (Unit
                                                                                            pence per       rate in
                                                                                              kWh)             GWh)
    ---------------------------------------------------------------------------------------------------------------------------
       14       Restricted Hour Tariff 2        Non - Domestic       Standing Charge             1368            407         407
                                                                       Unit Charge               3.77           0.98

       15       Restricted Hour Tariff 3        Non - Domestic       Standing Charge             1368            333         333
                                                                       Unit Charge               4.09           0.72

       16       Direct Debit Discount           Non - Domestic   Standing Charge Discount        -1200          17299       17299


LONDON ELECTRICITY PLC


        Number      Description of Tariff           Category            Component            Price PO      Quantity        NC
                                                                                            (Unit Rate in    QO (Unit
                                                                                              pence per     rate in
                                                                                                kWh)          GWh)
      ----------------------------------------------------------------------------------------------------------------------------

        1       Domestic General Purpose Rate -       Domestic         Standing Charge          4635.5         897732       897732
                Quarterly Bill
                Domestic General Purpose Rate -       Domestic            Unit Rate              6.83          2942.00
                Quarterly Bill

        2       Domestic General Purpose Rate -       Domestic         Standing Charge          6533.5         361274       361274
                Powerkey Meter
                Domestic General Purpose Rate -       Domestic            Unit Rate              6.60          1071.00
                Powerkey Meter

        3       Domestic General Purpose Rate -       Domestic         Standing Charge           4453          333211       333211
                Direct Debit
                Domestic General Purpose Rate -       Domestic            Unit Rate              6.55          1278.00
                Direct Debit

        4       Domestic Economy 7 Rate -             Domestic         Standing Charge          5803.5          76096       76096
                Quarterly Bill
                Domestic Economy 7 Rate -             Domestic            Day Units              7.40          238.00
                Quarterly Bill
                Domestic Economy 7 Rate -             Domestic           Night Units             2.70          303.00
                Quarterly Bill

        5       Domestic Economy 7 Rate -             Domestic         Standing Charge           7300           31495       31495
                Powerkey Meter
                Domestic Economy 7 Rate -             Domestic            Day Units              7.15           87.00
                Powerkey Meter
                Domestic Economy 7 Rate -             Domestic           Night Units             2.61           97.00
                Powerkey Meter

        6       Domestic Economy 7 Rate - Direct      Domestic         Standing Charge          5584.5          39528       39528
                Debit
                Domestic Economy 7 Rate - Direct      Domestic            Day Units              7.10          137.00
                Debit
                Domestic Economy 7 Rate - Direct      Domestic           Night Units             2.59          161.00
                Debit

        7       Domestic Economy 9 Rate -             Domestic         Standing Charge           6205            608         608
                Quarterly Bill
                Domestic Economy 9 Rate -             Domestic            Day Units              7.40           2.00
                Quarterly Bill
                Domestic Economy 9 Rate -             Domestic           Night Units             2.99           2.00
                Quarterly Bill

        8       Domestic Economy 9 Rate - Direct      Domestic         Standing Charge          5949.5           209         209
                Debit
                Domestic Economy 9 Rate - Direct
                Debit                                 Domestic            Day Units              7.10           1.00
                Domestic Economy 9 Rate - Direct
                Debit                                 Domestic           Night Units             2.87           1.00



                                      159

        Number      Description of Tariff           Category            Component         Price PO       Quantity           NC
                                                                                         (Unit Rate in    QO (Unit
                                                                                           pence per      rate in
                                                                                              kWh)           GWh)
       ----------------------------------------------------------------------------------------------------------------------------
        9       White Meter Rate                      Domestic         Standing Charge         5803.5            3667        3667
                White Meter Rate                      Domestic            Day Units              7.40           12.00
                White Meter Rate                      Domestic           Night Units             3.25           12.00

       10       Rate D4                               Domestic         Standing Charge           1168           1545         1545
                Rate D4                               Domestic            Unit Rate              3.25           7.00

       11       Rate D5                               Domestic         Standing Charge           1168           6016         6016
                Rate D5                               Domestic            Unit Rate              3.91           29.00

       12       Rate D6                               Domestic         Standing Charge           1168           2117         2117
                Rate D6                               Domestic            Unit Rate              4.38           16.00

       13       Domestic Unpublished                  Domestic         Standing Charge           8852           2190         2190
                Domestic Unpublished                  Domestic            Unit Rate              7.68           8.00

       14       Business Standard Rate -           Non - Domestic      Standing Charge          5000.5          45867       45867
                Quarterly Bill                     Non - Domestic
                Business Standard Rate -           Non - Domestic     Primary Unit Rate          8.16          136.00
                Quarterly Bill
                Business Standard Rate -                             Secondary Unit Rate         6.79           33.00
                Quarterly Bill

       15       Business Standard Rate -           Non - Domestic      Standing Charge           6862           4058         4058
                Powerkey Meter                     Non - Domestic
                Business Standard Rate -                                  Unit Rate              7.68           14.00
                Powerkey Meter

       16       Business Standard Rate - Direct    Non - Domestic      Standing Charge           4818           12007       12007
                Debit                              Non - Domestic
                Business Standard Rate - Direct    Non - Domestic     Primary Unit Rate          7.83           38.00
                Debit
                Business Standard Rate - Direct                      Secondary Unit Rate         6.52           9.00
                Debit

       17       Business Economy 7 Rate -          Non - Domestic      Standing Charge           6205           2644         2644
                Quarterly Bill                     Non - Domestic
                Business Economy 7 Rate -          Non - Domestic     Primary Unit Rate          8.51           8.00
                Quarterly Bill                     Non - Domestic
                Business Economy 7 Rate -                            Secondary Unit Rate         7.35           0.00
                Quarterly Bill
                Business Economy 7 Rate -                                Night Units             2.70           6.00
                Quarterly Bill

       18       Business Economy 7 Rate -          Non - Domestic      Standing Charge          7701.5           54           54
                Powerkey Meter                     Non - Domestic
                Business Economy 7 Rate -          Non - Domestic     Primary Unit Rate          8.03           0.13
                Powerkey Meter
                Business Economy 7 Rate -                                Night Units             2.61           0.09
                Powerkey Meter

                                      160


        Number      Description of Tariff           Category            Component         Price PO       Quantity           NC
                                                                                        (Unit Rate in     QO (Unit
                                                                                          pence per      rate in
                                                                                           kWh)             GWh)
       ---------------------------------------------------------------------------------------------------------------------------
       19       Business Economy 7 Rate - Direct   Non - Domestic      Standing Charge          5949.5          1479         1479
                Debit                              Non - Domestic
                Business Economy 7 Rate - Direct   Non - Domestic     Primary Unit Rate          8.16           4.00
                Debit                              Non - Domestic
                Business Economy 7 Rate - Direct                     Secondary Unit Rate         7.06           0.00
                Debit
                Business Economy 7 Rate - Direct                         Night Units             2.59           2.00
                Debit

       20       Business Evening/Weekend Rate -    Non - Domestic      Standing Charge          6314.5          1346         1346
                Quarterly Bill                     Non - Domestic
                Business Evening/Weekend Rate -    Non - Domestic     Primary Unit Rate          10.29          2.00
                Quarterly Bill                     Non - Domestic
                Business Evening/Weekend Rate -                      Secondary Unit Rate         8.80           0.00
                Quarterly Bill
                Business Evening/Weekend Rate -                          Other Units             3.83           5.00
                Quarterly Bill

       21       Business Evening/Weekend Rate -    Non - Domestic      Standing Charge           7811             7           7
                Powerkey Meter                     Non - Domestic
                Business Evening/Weekend Rate -    Non - Domestic     Primary Unit Rate          9.71           0.01
                Powerkey Meter
                Business Evening/Weekend Rate -                          Other Units             3.71           0.02
                Powerkey Meter

       22       Business Evening/Weekend Rate -    Non - Domestic      Standing Charge           6059           1525         1525
                Direct Debit                       Non - Domestic
                Business Evening/Weekend Rate -    Non - Domestic     Primary Unit Rate          9.88           2.00
                Direct Debit                       Non - Domestic
                Business Evening/Weekend Rate -                      Secondary Unit Rate         8.45           0.00
                Direct Debit
                Business Evening/Weekend Rate -                          Other Units             3.68           5.00`
                Direct Debit

       23       Business Tariff D7                 Non - Domestic      Standing Charge           1168            477         477
                                                   Non - Domestic
                Business Tariff D7                                        Unit Rate              3.25           2.00

       24       Business Tariff D8                 Non - Domestic      Standing Charge           1168            91           91
                                                   Non - Domestic
                Business Tariff D8                                        Unit Rate              3.99           0.38

       25       Business Tariff D9                 Non - Domestic      Standing Charge           1168            164         164
                                                   Non - Domestic
                Business Tariff D9                                        Unit Rate              4.38           1.00

                                      161


        Number      Description of Tariff           Category            Component         Price PO             Quantity        NC
                                                                                        (Unit Rate in        QO (Unit
                                                                                          pence per           rate in
                                                                                           kWh)                GWh)
     ------------------------------------------------------------------------------------------------------------------------------
       26       Business Unmetered Supplies        Non - Domestic         Unit Rate              6.73           0.00

       27       Business Staircase Rate            Non - Domestic      Standing Charge          2956.5          3454         3454
                                                   Non - Domestic
                Business Staircase Rate            Non - Domestic     Primary Unit Rate          8.16           1.00

                Business Staircase Rate                              Secondary Unit Rate         6.79           0.00

       28       Business Staircase Rate            Non - Domestic      Standing Charge          2956.5          4001         4001
                                                   Non - Domestic
                Business Staircase Rate            Non - Domestic     Primary Unit Rate          7.83           2.00

                Business Staircase Rate                              Secondary Unit Rate         6.52           0.00

       29       Business Catering Rate             Non - Domestic         Unit Rate              7.68           1.00


MANWEB PLC

      Number        Description of Tariff          Category             Component           Price PO (Unit   Quantity QO      NC
                                                                                             Rate in pence    (Unit rate
                                                                                               per kWh)        in GWh)
   --------------------------------------------------------------------------------------------------------------------------------

        1       Domestic                           Domestic          Standing Charge             4621          1117013      1117013
                                                                        Unit Rate                6.97          3981.00

        2       Select                             Domestic             Unit Rate                11.42           5.00

        3       Prepayment                         Domestic          Standing Charge             2121           270000      270000

        4       Economy 7                          Domestic          Standing Charge             5920           99740        99740
                                                                        Day Units                7.31           269.00
                                                                       Night Units               2.71           572.00

        5       Off Peak                           Domestic          Standing Charge             1299           17345        17345
                                                                         `A' Unit                3.99           11.00
                                                                         `C' Unit                3.15           25.00
                                                                         `D' Unit                3.76           21.00
                                                                         `E' Unit                2.72           44.00
                                                                         `S' Unit                4.73            3.00

        6       White Meter                        Domestic          Standing Charge             5920            2118        2118
                                                                        Day Units                8.02            7.00
                                                                       Night Units               3.15            8.00

        7       Option 14                          Domestic          Standing Charge             6643            1234        1234
                                                                        Peak Units               8.49            3.00
                                                                        Day Units                3.25            8.00

        8       3S                              Non - Domestic       Standing Charge             6752           48424        48424
                                                                        Unit Rate                6.98           217.87
        9       3T                              Non - Domestic       Standing Charge             14636            70          70
                                                                        Peak Units               22.53           0.02
                                                                       Other Units               6.08            0.47

       10       3E                              Non - Domestic       Standing Charge             8067            4005        4005
                                                                        Day Units                7.36           14.85
                                                                       Night Units               2.57            9.31

       11       M3                              Non - Domestic       Standing Charge             8431            863          863
                                                                      Weekday Units              9.00            2.07
                                                                         Evenings                4.40            0.67
                                                                         Weekends                4.40            1.12
                                                                          Night                  2.34            1.14

       12       4S                              Non - Domestic       Standing Charge             6752             79          79
                                                                        Unit Rate                6.89            0.42

       13       4T                              Non - Domestic       Standing Charge             14636            1            1
                                                                       Other Units               6.03            0.00
                                                                        Peak Units               22.54           0.00

                                      163



      Number      Description of Tariff      Category                Component            Price PO (Unit    Quantity        NC
                                                                                           Rate in pence    QO (Unit
                                                                                             per kWh)        rate in
                                                                                                              GWh)

   -------------------------------------------------------------------------------------------------------------------------------
        14        4E                      Non - Domestic          Standing Charge              8067             2            2
                                                                     Day Units                 7.17           0.01
                                                                    Night Units                2.53           0.01

        15        M4                      Non - Domestic          Standing Charge              8431            12           12
                                                                      Weekday                  7.88           0.02
                                                                      Evening                  4.28           0.00
                                                                       Night                   4.28           0.01
                                                                        Peak                   2.33           0.01
                                                                                               21.64          0.00

        16        Prepayment                 Domestic                 Discount                -481.5         270000       270000

        17        Direct Debit               Domestic                 Discount                 -1000         330000       330000



MIDLANDS ELECTRICITY PLC

     Number         Description of Tariff          Category             Component           Price PO (Unit   Quantity QO      NC
                                                                                             Rate in pence    (Unit rate
                                                                                               per kWh)        in GWh)

  ---------------------------------------------------------------------------------------------------------------------------------
        1       D1                                 Domestic          Standing Charge             3172           967658      967658
                                                                          Units                  6.84          3366.48

        2       D1 DD                              Domestic          Standing Charge             3172           478000      478000
                                                                          Units                  6.61          1685.00

        3       D8                                 Domestic          Standing Charge             4120           253000      253000
                                                                          Units                  6.84           930.00

        4       D5                                 Domestic          Standing Charge             4568           200612      200612
                                                                        Day Units                7.41           607.74
                                                                       Night Units               2.75           789.00

        5       D5 DD                              Domestic          Standing Charge             4568           105500      105500
                                                                        Day Units                7.15           369.00
                                                                       Night Units               2.75           406.00

        6       D6                                 Domestic          Standing Charge             6252           61250        61250
                                                                        Day Units                7.41           190.00
                                                                       Night Units               2.75           212.00

        7       OP1                                Domestic          Standing Charge             1132            9617        9617
                                                                          Units                  3.17           32.79

        8       OP2                                Domestic          Standing Charge             1132           13020        13020
                                                                          Units                  3.52           62.23

        9       OP3                                Domestic          Standing Charge             1132           12368        12368
                                                                          Units                  3.77           35.87

       10       S                               Non - Domestic       Standing Charge             3516           71937        71937
                                                                          Units                  7.16           255.63

       11       S DD                            Non - Domestic       Standing Charge             3516           14630        14630
                                                                          Units                  7.16           52.60

       12       S1                              Non - Domestic       Standing Charge             5060            8129        8129
                                                                          Units                  7.70           20.86
                                                                       Night Units               2.75           23.05

       13       S1 DD                           Non - Domestic       Standing Charge             5060            1215        1215
                                                                       Day 7 Units               7.55            2.90
                                                                       Night Units               2.75            3.76

       14       W                               Non - Domestic       Standing Charge             5060            2366        2366
                                                                      Weekday Units              9.27            2.43
                                                                       Other Units               4.35            5.67

                                      165


      Number      Description of Tariff      Category                Component            Price PO (Unit    Quantity        NC
                                                                                           Rate in pence    QO (Unit
                                                                                             per kWh)        rate in

                                                                                                              GWh)

   --------------------------------------------------------------------------------------------------------------------------------
        15        W DD                    Non - Domestic          Standing Charge              5060            292          292
                                                                   Weekday Units               9.09           0.31
                                                                    Other Units                4.35           0.73

        16        OPI                     Non - Domestic          Standing Charge              1132           1797         1797
                                                                       Units                   3.17           6.62

        17        OP2                     Non - Domestic          Standing Charge              1132            899          899
                                                                       Units                   3.52           3.55
        18        OP3                      Non- Domestic          Standing Charge              1132            403          403
                                                                       Units                   3.77           1.66




                                      166


NORTHERN ELECTRIC PLC

        Number         Description of Tariff          Category             Component        Price PO (Unit   Quantity QO      NC
                                                                                             Rate in pence    (Unit rate
                                                                                               per kWh)        in GWh)

   --------------------------------------------------------------------------------------------------------------------------------
        1       D1 Unrestricted                    Domestic          Standing Charge             4372          1040796      1040796
                D1 Unrestricted                    Domestic               Units                  7.20          2361.33
                D1 Unrestricted                    Domestic               Units                  6.46          1068.50

        2       D1T E7                             Domestic          Standing Charge             5464           72971        72971
                D1T E7                             Domestic             Day Units                 7.5           102.07
                D1T E7                             Domestic             Day Units                6.75           125.84
                D1T E7                             Domestic            Night Units               2.45           344.26

        3       SUD (Small Users Dom.)             Domestic               Units                  9.90            0.40         403


        4       K1 Prepayment                      Domestic          Standing Charge             6560           110061      110061
                K1 Prepayment                      Domestic               Units                  6.82           289.83

        5       KIT E7 Prepayment                  Domestic          Standing Charge             7648            7908        7908
                KIT E7 Prepayment                  Domestic             Day Units                7.32           21.63
                KIT E7 Prepayment                  Domestic            Night Units               2.45           34.68

        6       Super Tariff                       Domestic          Standing Charge             6112           23860        23860
                Super Tariff                       Domestic             Day Units                7.20           61.38
                Super Tariff                       Domestic            Night Units               3.08           13.13
                Super Tariff                       Domestic             Heat Units               2.34           172.96

        7       RH1 Off-Peak                       Domestic           Off-Peak Units             3.03            2.44

        8       RH2 Off-Peak                       Domestic           Off-Peak Units             3.73           19.54

        9       RH3 & RHB Off-Peak                 Domestic           Off-Peak Units             4.05            4.91

       10       Staff Rates                        Domestic               Units                  7.00            0.14

       11       Heatplan                           Domestic               Units                  2.60            0.52

       12       Evening & Weekend               Non -Domestic        Standing Charge             5764            686          686
                                                Non -Domestic
                                                Non - Domestic    Weekday Daytime Units          10.41           1.77

                                                                 Evening & Weekend Units         4.90           0.10.

       13       EWS (EW small user)             Non - Domestic       Standing Charge             4372            0.00          0
                EWS                             Non - Domestic
                                                                          Units                  9.90            0.00
                                      167



        Number      Description of Tariff      Category                Component            Price PO (Unit    Quantity        NC
                                                                                           Rate in pence    QO (Unit
                                                                                             per kWh)        rate in

                                                                                                              GWh)

   -------------------------------------------------------------------------------------------------------------------------------
        14        Q1                      Non - Domestic          Standing Charge              4636           52714        52714
                  Q1                      Non - Domestic            Units < 6000               8.30           89.45
                  Q1                      Non - Domestic            Units >6000                7.60          104.60

        15        Q1T                     Non - Domestic          Standing Charge              5752           2293         2293
                  Q1T                     Non - Domestic          Day Units <6000              8.60           2.13
                  Q1T                     Non - Domestic          Day Units >6000              7.90           7.32
                  Q1T                     Non - Domestic            Night Units                2.51           2.75


        16        Super Tariff Business   Non - Domestic          Standing Charge              1880            381          381
                  Super Tariff Business
                  Super Tariff Business   Non - Domestic            Normal Units               7.60           0.89

                                          Non - Domestic             Heat Units                2.34           2.62
        17        RH1 Off-Peak            Non - Domestic           Off-Peak Units              3.03           1.76

        18        RH2 Off-Peak            Non - Domestic           Off-Peak Units              3.73           1.76

        19        RH3 & RHB Off-Peak      Non - Domestic           Off-Peak Units              4.05           0.27

        20        C7 Catering Tariff      Non - Domestic               Units                   6.45           5.23         1400

                  Discount Schemes

        21        Premier Payment Plan       Domestic                 Discount                 -866          358077       358077

        22        Prompt Payment             Domestic         Standing Charge Discount         -400          585766       585766
                  Discount




                                      168


NORWEB PLC

        Number           Description of Tariff           Category            Component         Price PO (Unit   Quantity QO      NC
                                                                                             Rate in pence    (Unit rate
                                                                                               per kWh)        in GWh)

   --------------------------------------------------------------------------------------------------------------------------------
        1       D13 Domestic Tariff                   Domestic         Standing Charge           3432           939533      939533
                D13 Domestic Tariff                   Domestic              Units                6.50          2797.29

        2       D11 Domestic Monthly Budget           Domestic         Standing Charge           3332           630329      630329
                Scheme
                D11 Domestic Monthly Budge Scheme     Domestic              Units                6.28          2693.28

        3       D11 Domestic Prepayment               Domestic         Standing Charge           5804           202371      202371
                D11 Domestic Prepayment               Domestic              Units                6.28           705.41

        4       D56 Economy 7 Tariff                  Domestic         Standing Charge           4740           127586      127586
                D56 Economy 7 Tariff                  Domestic            Day Units              7.04           345.05
                D56 Economy 7 Tariff                  Domestic           Night Units             2.46           649.17

        5       D22 Domestic Economy 7 Monthly        Domestic         Standing Charge           4640           82326        82326
                Budget Scheme
                D22 Domestic Economy 7 Monthly        Domestic            Day Units              6.83           320.05
                Budget Scheme
                D22 Domestic Economy 7 Monthly        Domestic           Night Units             2.46           508.39
                Budge Scheme

        6       D22 Domestic Economy 7 Prepayment     Domestic         Standing Charge           7112           21931        21931
                D22 Domestic Economy 7 Prepayment
                D22 Domestic Economy 7 Prepayment     Domestic            Day Units              6.83           71.92

                                                      Domestic           Night Units             2.46           117.90

        7       D92 Domestic Smart 7 Tariff           Domestic         Standing Charge           5268            332         332
                D92 Domestic Smart 7 Tariff           Domestic            Day Units              8.79           0.42
                D92 Domestic Smart 7 Tariff           Domestic      Evening/Weekend Units        4.58           0.93
                                                                         Night Units

                D92 Domestic Smart 7 Tariff           Domestic                                   2.33           3.15

        8       R16 7 Hour Off Peak Tariff            Domestic         Standing Charge           1308           14498       14498
                R16 7 Hour Off Peak Tariff            Domestic            Unit Rate              2.46           60.48

        9       R11 Tariff                            Domestic         Standing Charge           1308            501         501
                R11 Tariff                            Domestic            Unit Rate              2.98           2.83

       10       R21 Domestic                          Domestic         Standing Charge           1308           10551       10551
                R21 Domestic                          Domestic            Unit Rate              3.31           34.45


                                      169

     Number           Description of Tariff           Category            Component         Price PO (Unit    Quantity        NC
                                                                                             Rate in pence    QO (Unit
                                                                                               per             rate in
                                                                                              kWh)              GWh)
   ------------ -------------------------------------------------------------------------------------------------------------------
       11       G13 All Purpose Quarterly Tariff   Non - Domestic      Standing Charge           4436           55505       55505
                G13 All Purpose Quarterly Tariff   Non - Domestic
                G13 All Purpose Quarterly Tariff   Non - Domestic       Primary Units            7.90           58.80

                                                                       Secondary Units           6.08          158.90
       12       G11 All Purpose Monthly Budget     Non - Domestic      Standing Charge           4400           9450         9450
                Scheme Tariff                      Non - Domestic
                G11 All Purpose Monthly Budget     Non - Domestic       Primary Units            7.89           19.70
                Scheme Tariff
                G11 All Purpose Monthly Budget                         Secondary Units           5.96           55.32
                Scheme Tariff

       13       G15 Combined Premises Quarterly    Non - Domestic      Standing Charge           4436           9963         9963
                G15 Combined Premises Quarterly    Non - Domestic
                G15 Combined Premises Quarterly    Non - Domestic       Primary Units            7.90           16.85

                                                                       Secondary Units           5.96           24.59
       14       G16 Combined Premises Monthly      Non - Domestic      Standing Charge           4400           1898         1898
                G16 Combined Premises Monthly      Non - Domestic
                G16 Combined Premises Monthly      Non - Domestic       Primary Units            7.89           4.19

                                                                       Secondary Units           5.96           7.18


       15       G63 Economy 7 All Purpose          Non - Domestic      Standing Charge           5744           2874         2874
                Quarterly Tariff                   Non - Domestic
                G63 Economy 7 All Purpose          Non - Domestic       Primary Units            8.26           3.86
                Quarterly Tariff                   Non - Domestic
                G63 Economy 7 All Purpose                              Secondary Units           6.51           11.42
                Quarterly Tariff
                G63 Economy 7 All Purpose                                Night Units             2.46           10.30
                Quarterly Tariff

       16       G66 Economy 7 All Purpose          Non - Domestic      Standing Charge           5708            644         644
                Monthly Tariff                     Non - Domestic
                G66 Economy 7 All Purpose          Non - Domestic       Primary Units            8.17           0.81
                Monthly Tariff                     Non - Domestic
                G66 Economy 7 All Purpose                              Secondary Units           6.38           2.56
                Monthly Tariff
                G66 Economy 7 All Purpose                                Night Units             2.46           2.20
                Monthly Tariff


                                      170


     Number           Description of Tariff           Category            Component         Price PO (Unit    Quantity        NC
                                                                                             Rate in pence    QO (Unit
                                                                                               per             rate in
                                                                                               kWh)            GWh)
     ------------------------------------------------------------------------------------------------------------------------------
       17       G65 Economy 7 Combined Premises    Non - Domestic      Standing Charge           5744            980         980
                Quarterly
                                                   Non - Domestic

                G65 Economy 7 Combined Premises                         Primary Units            8.26           0.57
                Quarterly                          Non - Domestic

                G65 Economy 7 Combined Premises    Non - Domestic      Secondary Units           6.51           0.96
                Quarterly

                G65 Economy 7 Combined Premises                          Night Units             2.46           2.12
                Quarterly

       18       G67 Economy 7 Combined Premises    Non - Domestic      Standing Charge           5708            195         195
                Monthly
                                                   Non - Domestic

                G67 Economy 7 Combined Premises                         Primary Units            8.17           0.14
                Monthly                            Non - Domestic

                G67 Economy 7 Combined Premises    Non - Domestic      Secondary Units           6.38           0.25
                Monthly

                G67 Economy 7 Combined Premises                          Night Units             2.46           0.48
                Monthly


       19       G71 Evening & Weekend Tariff       Non - Domestic      Standing Charge           5796           2780         2780
                                                   Non - Domestic
                G71 Evening & Weekend Tariff       Non - Domestic       Primary Units            9.83           2.91
                                                   Non - Domestic
                G71 Evening & Weekend Tariff                           Secondary Units           7.94           2.29

                G71 Evening & Weekend Tariff                        Evening/Weekend Units        4.09           8.55

       20       G61 Economy 7 Evening/Weekend      Non - Domestic      Standing Charge           6488            390         390
                Quarterly
                                                   Non - Domestic

                G61 Economy 7 Evening/Weekend                           Primary Units            9.83           0.32
                Quarterly                          Non - Domestic

                G61 Economy 7 Evening/Weekend      Non - Domestic      Secondary Units           7.94           0.65
                Quarterly
                                                   Non - Domestic

                G61 Economy 7 Evening/Weekend                       Evening/Weekend Units        4.09           1.31
                Quarterly

                G61 Economy 7 Evening/Weekend                            Night Units             2.46           0.67
                Quarterly


                                   171




     Number           Description of Tariff           Category            Component         Price PO (Unit    Quantity        NC
                                                                                             Rate in pence    QO (Unit
                                                                                               per            rate in
                                                                                               kWh)            GWh)
       ----------------------------------------------------------------------------------------------------------------------------
       21       G54 Economy 7 Evening/Weekend      Non - Domestic      Standing Charge           6424            26           26
                Monthly
                                                   Non - Domestic

                G54 Economy 7 Evening/Weekend                           Primary Units            9.76           0.02
                Monthly                            Non - Domestic

                G54 Economy 7 Evening/Weekend      Non - Domestic      Secondary Units           7.88           0.05
                Monthly
                                                   Non - Domestic

                G54 Economy 7 Evening/Weekend                       Evening/Weekend Units        4.07           0.10
                Monthly

                G54 Economy 7 Evening/Weekend                            Night Units             2.46           0.05
                Monthly

       22       R31 Non Domestic                   Non - Domestic      Standing Charge           1308            169         169
                                                   Non - Domestic
                R31 Non Domestic                                          Unit Rate              3.42           0.70

       23       R41 Tariff                         Non - Domestic      Standing Charge           1308           3679         3679
                                                   Non - Domestic
                R41 Tariff                                                Unit Rate              3.59           13.97

       24       R42                                Non - Domestic      Standing Charge           1308            43           43
                                                   Non - Domestic
                R42                                                       Unit Rate              4.02           0.16
       25       R43                                Non - Domestic      Standing Charge           1308            61           61
                                                   Non - Domestic

                R43                                                       Unit Rate              4.17           0.34
       26       R51 Floor Warming Tariff           Non - Domestic      Standing Charge           1308           5732         5732
                                                   Non - Domestic

                R51 Floor Warming Tariff                                  Unit Rate              3.59           16.91

       27       Q64 Farm Crop Drying Tariff        Non - Domestic      Standing Charge           1308            96           96
                                                   Non - Domestic
                Q64 Farm Crop Drying Tariff                               Unit Rate              5.34           0.33



                                      172



SEEBOARD PLC

       Number         Description of Tariff          Category             Component           Price PO (Unit    Quantity        NC
                                                                                              Rate in pence    QO (Unit
                                                                                               per             rate in
                                                                                               kWh)              GWh)
   --------------------------------------------------------------------------------------------------------------------------------
        1       Domestic Standard                  Domestic               Units                  7.14          4526.00     1244349
                                                                     Standing Charge             1300          1244349

        2       Domestic Economy                   Domestic             Day Units                7.14          1962.00      562551
                                                                       Night Units               2.66          1488.00
                                                                     Standing Charge             2100          562551

        3       Domestic White Meter               Domestic             Day Units                7.73           47.00       13735
                                                                       Night Units               3.35           37.00
                                                                     Standing Charge             2100           13735

        4       Warm Wise                          Domestic             Day Units                8.03           16.00       11232
                                                                       Night Units               2.96           10.00
                                                                     Standing Charge             2920           11232
                                                                      Heating Units              2.46           98.00
                                                                     Evening/Weekend             6.36           18.00

        5       Business Standard                Commercial/              Units                  7.14          215.17       77916
                                                     Ind.            Standing Charge             1300           77916

        6       Business Economy                 Commercial/            Day Units                7.14           89.00       14766
                                                     Ind.              Night Units               2.66           30.00
                                                                     Standing Charge             2100           14766

        7       Business White Meter             Commercial/            Day Units                7.73           1.29         434
                                                     Ind               Night Units               3.35           0.86
                                                                     Standing Charge             2100            434

        8       Business Evening/Weekend/Night   Commercial/            Day Units                9.40           3.51         1313
                                                     Ind             Evening/Weekend             4.30           4.06
                                                                       Night Units               2.66           2.14
                                                                     Standing Charge             2560           1313

        9       Off Peak                          Domestic/           Average Units              4.12           18.58        5258
                                                  Commercial         Standing Charge              688           5258

       10       Prepayment Meter                   Domestic       Standing Charge - Coin         2540            60           60

       11       Prepayment Meter                   Domestic      Standing Charge - Budget        2200          215000       215000

       12       Prepayment Meter                   Domestic              Discount                -800          215060       215060

       13       Direct Debit Discount              Domestic      Standing Charge Discount        -800          685000       685000


                                      173



SOUTHERN ELECTRIC PLC


     Number         Description of Tariff          Category             Component           Price PO (Unit    Quantity        NC
                                                                                             Rate in pence    QO (Unit
                                                                                               per             rate in
                                                                                               kWh)            GWh)
    -------------------------------------------------------------------------------------------------------------------------------
        1       General Domestic (Qtrly)           Domestic          Standing Charge             3720          1383722     1383722
                                                                          Units                  6.31          4847.43

        2       General Domestic (Keypayment)      Domestic               Units                  6.23          722.30       228166
                                                                     Standing Charge             3720          228166
                                                                   Keyprepayment Charge          1800          228166

        3       General Domestic (DD)              Domestic          Standing Charge             3720          456719       456719
                                                                          Units                  6.16          2455.82

        4       Flexiheat                          Domestic             Day Units                9.51           4.43         1294
                                                                       Other Units               4.43           2.07
                                                                        Heat Units               2.14           8.27
                                                                     Standing Charge             4720           1294
                                                                       Meter Charge              1000           1294

        5       Flexiheat (DD)                     Domestic             Day Units                9.28           1.94         431
                                                                       Other Units               4.32           0.90
                                                                        Heat Units               2.09           3.61
                                                                     Standing Charge             4720            431
                                                                       Meter Charge              1000            431

        6       Super Deal                         Domestic             Day Units                7.02           51.72       19658
                                                                       Other Units               3.45           17.33
                                                                        Heat Units               2.14           55.70
                                                                     Standing Charge             4720           19658
                                                                       Meter Charge              1000           19658

        7       Super Deal (DD)                    Domestic             Day Units                6.85           22.64        6553
                                                                       Other Units               3.37           7.56
                                                                        Heat Units               2.09           24.30
                                                                     Standing Charge             4720           6553
                                                                       Meter Charge              1000           6553

        8       Economy 7                          Domestic             Day Units                7.02          417.44       154649
                                                                       Night Units               2.38          831.70
                                                                     Standing Charge             4720          154649

        9       Economy 7 (DD)                     Domestic             Day Units                6.85          258.72       72271
                                                                       Night Units               2.32          474.42
                                                                     Standing Charge             4720           72271

       10       Economy 7 (Keypayment)             Domestic             Day Units                6.93          169.32       51051
                                                                       Night Units               2.35          244.27
                                                                     Standing Charge             4720           51051
                                                                       Meter Surcharge             1800           51051


                                      174

     Number         Description of Tariff          Category             Component           Price PO (Unit    Quantity        NC
                                                                                             Rate in pence    QO (Unit
                                                                                               per              rate in
                                                                                               kWh)             GWh)
    ------------------------------------------------------------------------------------------------------------------------------
       11       White Meter                        Domestic             Day Units                7.18           9.71         3014
                                                                       Night Units               2.77           12.42
                                                                     Standing Charge             4720           3014

       12       White Meter (DD)                   Domestic             Day Units                7.01           4.24         952
                                                                       Night Units                2.7           5.37
                                                                     Standing Charge             4720            952

       13       Restricted Hour                    Domestic             `A' Units                3.88           16.62       51152
                                                                        `B' Units                 4.3           9.55
                                                                        `Bx' Units               4.19           32.57
                                                                        `E' Units                2.71          133.32
                                                                        `F' Units                3.81           30.85
                                                                        `Fx' Units               3.62           90.75
                                                                     Standing Charge             1080           51152

       14       Resticted Hour (DD)                Domestic             `A' Units                3.79           7.27        17050
                                                                        `B' Units                 4.2           4.18
                                                                        `Bx' Units               4.09           14.23
                                                                        `E' Units                2.65           58.03
                                                                        `F' Units                3.72           13.47
                                                                        `Fx' Units               3.53           39.51
                                                                     Standing Charge             1080           17050

       15       Q1 Block                        Non - Domestic            Units                  6.61          341.13       85282
                                                                     Standing Charge             4520           85282
       16       Q1 Block (DD)                   Non - Domestic            Units                  6.45          113.71       28644
                                                                     Standing Charge             4520           28644

       17       Q2 Day/Night                    Non - Domestic          Day Units                7.17           20.5         6197
                                                                       Night Units               2.38           12.04
                                                                     Standing Charge             5520           6197

       18       Q2 Day/Night (DD)               Non - Domestic          Day Units                  7            6.79         2052
                                                                       Night Units               2.32           3.99
                                                                     Standing Charge             5520           2052

       19       Q3Evening/                      Non - Domestic          Day Units                8.31           3.87         1602
                Weekend                                              Evening/Weekend             3.84           4.54
                                                                     Standing Charge             5520           1602

       20       Q3 Evening/Weekend (DD)         Non - Domestic         Other Units               8.11           1.29         534
                                                                     Evening/Weekend             3.75           1.51
                                                                     Standing Charge             5520            534

       21       Q4 Night/Evening/               Non - Domestic         Other Units               8.31           2.07         1124
                Weekend                                                Night Units               2.38           1.83
                                                                     Evening/Weekend             4.35           2.01
                                                                     Standing Charge             6240           1124
                                      175



     Number         Description of Tariff          Category             Component           Price PO (Unit    Quantity        NC
                                                                                             Rate in pence    QO (Unit
                                                                                               per           rate in
                                                                                                kWh)            GWh)
   ---------------------------------------------------------------------------------------------------------------------------

       22       Q4 Night/Evening/               Non - Domestic          Day Units                8.11           0.69         375
                Weekend (DD)                                           Night Units               2.32           0.61
                                                                     Evening/Weekend             4.25           0.67
                                                                     Standing Charge             6240            375

       23       Restricted Hour                 Non - Domestic          `Ac' Units               3.88            3.7         4993
                                                                        `Bc' Units                4.3           2.86
                                                                        `Ec' Units               2.71           8.25
                                                                        `Fc' Units               3.81           2.02
                                                                     Standing Charge             1080           4993

       24       Restricted Hour (DD)            Non - Domestic          `Ac' Units               3.79           1.25         1664
                                                                        `Bc' Units                4.2           0.97
                                                                        `Ec' Units               2.65           2.78
                                                                        `Fc' Units               3.72           0.68
                                                                     Standing Charge             1080           1664

       25       3 Phase Meter                                           Surcharge                1240           5930         5930




                                      176



SOUTH WALES ELECTRICITY PLC

     Number           Description of Tariff           Category            Component         Price PO (Unit   Quantity QO      NC
                                                                                             Rate in pence    (Unit rate
                                                                                               per kWh)        in GWh)

   ------------------------------------------------------------------------------------------------------------------------------
        1       Domestic Basic Tariff - Credit        Domestic         Standing Charge           4400           446472      446472
                Domestic Basic Tariff - Credit        Domestic            Unit Rate              7.82          1214.05

        2       Domestic Basic Tariff - Direct        Domestic         Standing Charge           4288           220382      220382
                Debit
                Domestic Basic Tariff - Direct        Domestic            Unit Rate              7.62           807.92
                Debit

        3       Domestic Restricted Hours Tariff      Domestic            Unit Rate              4.33            6.87
                - Credit

        4       Domestic Restricted Hours Tariff      Domestic            Unit Rate              4.22            3.83
                - Direct Debit

        5       Domestic White Meter Tariff -         Domestic         Standing Charge           5536            371          371
                Credit
                Domestic White Meter Tariff -         Domestic            Day Units              8.71            1.27
                Credit
                Domestic White Meter Tariff           Domestic           Night Units             3.78            1.16
                Credit

        6       Domestic White Meter Tariff -         Domestic         Standing Charge           5396            229          229
                Direct Debit
                Domestic White Meter Tariff -         Domestic            Day Units              8.49            0.63
                Direct Debit
                Domestic White Meter Tariff -         Domestic           Night Units             3.69            0.84
                Direct Debit

        7       Domestic Economy 7 Tariff -           Domestic         Standing Charge           5536           40037        40037
                Credit
                Domestic Economy 7 Tariff -           Domestic            Day Units              8.26           103.78
                Credit
                Domestic Economy 7 Tariff -           Domestic           Night Units             2.91           197.46
                Credit

        8       Domestic Economy 7 Tariff -           Domestic         Standing Charge           5396           22609       22609
                Direct Debit
                Domestic Economy 7 Tariff -           Domestic            Day Units              8.05           80.76
                Direct Debit
                Domestic Economy 7 Tariff -           Domestic           Night Units             2.83          138.10
                Direct Debit

        9       Domestic Winter Warmth Tariff         Domestic          Winter Warmth            3.17           0.79

       10       Domestic Prepayment Meter             Domestic        Token/PP Surcharge         3220          158000       158000
                Surcharge

                                      177



     Number           Description of Tariff           Category            Component         Price PO (Unit    Quantity        NC
                                                                                             Rate in pence    QO (Unit
                                                                                               per             rate in
                                                                                              kWh)              GWh)
   --------------------------------------------------------------------------------------------------------------------------------
       11       Domestic Basic Tariff - Token         Domestic         Standing Charge           4332          147446       147446
                Meter
                Domestic Basic Tariff - Token         Domestic            Unit Rate              7.70          483.03
                Meter

       12       Domestic Economy 7 - Token Meter      Domestic         Standing Charge           5452           10554       10554
                Domestic Economy 7 - Token Meter
                Domestic Economy 7 - Token Meter      Domestic            Day Units              8.14           31.66

                                                      Domestic           Night Units             2.87           49.34
       13       Farm Domestic Basic Tariff -          Domestic         Standing Charge           4400           5927         5927
                Credit
                Farm Domestic Basic Tariff -          Domestic            Unit Rate              7.82           27.78
                Credit

       14       Farm Domestic Basic Tariff -          Domestic         Standing Charge          4288.00         1273         1273
                Direct Debit
                Farm Domestic Basic Tariff -          Domestic            Unit Rate              7.62           6.32
                Direct Debit

       15       Farm Domestic White Meter Tariff      Domestic         Standing Charge           5536            30           30
                - Credit
                Farm Domestic White Meter Tariff      Domestic            Day Units              8.71           0.17
                - Credit
                Farm Domestic White Meter Tariff      Domestic           Night Units             3.78           0.16
                - Credit

       16       Farm Domestic White Meter Tariff      Domestic         Standing Charge           5396             7           7
                - Direct Debit
                Farm Domestic White Meter Tariff      Domestic            Day Units              8.49           0.03
                - Direct Debit
                Farm Domestic White Meter Tariff      Domestic           Night Units             3.69           0.04
                - Direct Debit

       17       Farm Domestic Economy 7 Tariff -      Domestic         Standing Charge           5536           1407         1407
                Credit
                Farm Domestic Economy 7 Tariff -      Domestic            Day Units              8.26           8.74
                Credit
                Farm Domestic Economy 7 Tariff -      Domestic           Night Units             2.91           8.44
                Credit

       18       Farm Domestic Economy 7 Tariff -      Domestic         Standing Charge           5396            393         393
                Direct Debit
                Farm Domestic Economy 7 Tariff -      Domestic            Day Units              8.05           2.36
                Direct Debit
                Farm Domestic Economy 7 Tariff -      Domestic           Night Units             2.83           2.66
                Direct Debit


                                      178


     Number           Description of Tariff           Category            Component         Price PO (Unit    Quantity        NC
                                                                                             Rate in pence    QO (Unit
                                                                                               per            rate in
                                                                                               kWh)           GWh)
       ------------ ---------------------------------------------------------------------------------------------------------------
       19       Farm Basic Tariff - Credit         Non - Domestic      Standing Charge           5232           2000         2000
                                                   Non - Domestic
                Farm Basic Tariff - Credit                                Unit Rate              7.82           8.90

       20       Farm Basic Tariff - Direct Debit   Non - Domestic      Standing Charge           5100            200         200
                                                   Non - Domestic
                Farm Basic Tariff - Direct Debit                          Unit Rate              7.62           0.80


       21       Commercial Standard Tariff -       Non - Domestic      Standing Charge           5232           27500       27500
                Credit                             Non - Domestic
                Commercial Standard Tariff -       Non - Domestic       Primary Units            9.20           66.50
                Credit
                Commercial Standard Tariff -                           Secondary Units           7.82           33.60
                Credit

       22       Commercial Standard Tariff -       Non - Domestic      Standing Charge           5100           4400         4400
                Direct Debit                       Non - Domestic
                Commercial Standard Tariff -       Non - Domestic       Primary Units            8.97           8.00
                Direct Debit
                Commercial Standard Tariff -                           Secondary Units           7.62           5.00
                Direct Debit

       23       Commercial S/A - Credit            Non - Domestic         Unit Rate              7.82           0.40

       24       Combined Standard Tariff - Credit  Non - Domestic      Standing Charge           5232           1408         1408
                Combined Standard Tariff - Credit  Non - Domestic
                Combined Standard Tariff - Credit  Non - Domestic       Primary Units            9.20           4.60

                                                                       Secondary Units           7.82           2.70
       25       Combined Standard Tariff -         Non - Domestic      Standing Charge           5100            400         400
                Direct Debit                       Non - Domestic
                Combined Standard Tariff -         Non - Domestic       Primary Units            8.97           1.30
                Direct Debit
                Combined Standard Tariff -                             Secondary Units           7.62           0.80
                Direct Debit

       26       Small Industrial Tariff - Credit   Non - Domestic      Standing Charge           5232           2700         2700
                                                   Non - Domestic
                Small Industrial Tariff - Credit   Non - Domestic       Primary Units            9.20           5.90

                Small Industrial Tariff - Credit                       Secondary Units           7.82           4.60


                                      178




        Number           Description of Tariff           Category            Component         Price PO (Unit    Quantity      NC
                                                                                               Rate in pence     QO (Unit
                                                                                                  per             rate in
                                                                                                  kWh)              GWh)
               ---------------------------------------------------------------------------------------------------------------
       27       Small Industrial Tariff - Direct   Non - Domestic      Standing Charge           5100            400         400
                Debit                              Non - Domestic
                Small Industrial Tariff - Direct   Non - Domestic       Primary Units            8.97           0.70
                Debit
                Small Industrial Tariff - Direct                       Secondary Units           7.62           0.60
                Debit

       28       Farm Economy 7 - Credit            Non - Domestic      Standing Charge           6368           1200         1200
                                                   Non - Domestic
                Farm Economy 7 - Credit            Non - Domestic         Day Units              8.26           7.70

                Farm Economy 7 - Credit                                  Night Units             2.91           4.70

       29       Farm Economy 7 - Direct Debit      Non - Domestic      Standing Charge           6208            200         200
                                                   Non - Domestic
                Farm Economy 7 - Direct Debit      Non - Domestic         Day Units              8.05           1.20

                Farm Economy 7 - Direct Debit                            Night Units             2.83           0.70

       30       Commercial Day/Night Tariff -      Non - Domestic      Standing Charge           6368            112         112
                Credit                             Non - Domestic
                Commercial Day/Night Tariff -      Non - Domestic       Primary Units            9.75           0.40
                Credit                             Non - Domestic
                Commercial Day/Night Tariff -                          Secondary Units           8.09           0.10
                Credit
                Commercial Day/Night Tariff -                            Night Units             3.78           0.30
                Credit

       31       Commercial Day/Night Tariff -      Non - Domestic      Standing Charge           6208            15           15
                Direct Debit                       Non - Domestic
                Commercial Day/Night Tariff -      Non - Domestic       Primary Units            9.51           0.10
                Direct Debit                       Non - Domestic
                Commercial Day/Night Tariff -                          Secondary Units           7.89           0.00
                Direct Debit
                Commercial Day/Night Tariff -                            Night Units             3.69           0.00
                Direct Debit

       32       Commercial 17/7 Tariff - Credit    Non - Domestic      Standing Charge           6368           1800         1800
                                                   Non - Domestic
                Commercial 17/7 Tariff - Credit    Non - Domestic       Primary Units            9.75           4.60
                                                   Non - Domestic
                Commercial 17/7 Tariff - Credit                        Secondary Units           7.95           1.50

                Commercial 17/7 Tariff - Credit                          Night Units             3.19           5.50


                                      179


     Number           Description of Tariff           Category            Component         Price PO (Unit    Quantity        NC
                                                                                             Rate in pence    QO (Unit
                                                                                               per            rate in
                                                                                               kWh)            GWh)
      -----------------------------------------------------------------------------------------------------------------------------
       33       Commercial 17/7 Tariff - Direct    Non - Domestic      Standing Charge           6208            337         337
                Debit                              Non - Domestic
                Commercial 17/7 Tariff - Direct    Non - Domestic       Primary Units            9.51           0.80
                Debit                              Non - Domestic
                Commercial 17/7 Tariff - Direct                        Secondary Units           7.75           0.10
                Debit
                Commercial 17/7 Tariff - Direct                          Night Units             3.11           1.00
                Debit

       34       Industrial Day/Night Tariff -      Non - Domestic      Standing Charge           6368            37           37
                Credit                             Non - Domestic
                Industrial Day/Night Tariff -      Non - Domestic       Primary Units            9.75           0.10
                Credit                             Non - Domestic
                Industrial Day/Night Tariff -                          Secondary Units           8.09           0.20
                Credit
                Industrial Day/Night Tariff -                            Night Units             3.78           0.10
                Credit

       35       Industrial Day/Night Tariff -      Non - Domestic      Standing Charge           6208             0          0.00
                Direct Debit                       Non - Domestic
                Industrial Day/Night Tariff -      Non - Domestic       Primary Units            9.51           0.00
                Direct Debit                       Non - Domestic
                Industrial Day/Night Tariff -                          Secondary Units           7.89           0.00
                Direct Debit
                Industrial Day/Night Tariff -                            Night Units             3.69           0.00
                Direct Debit

       36       Industrial 17/7 Tariff - Credit    Non - Domestic      Standing Charge           6368            201         201
                                                   Non - Domestic
                Industrial 17/7 Tariff - Credit    Non - Domestic       Primary Units            9.75           0.50
                                                   Non - Domestic
                Industrial 17/7 Tariff - Credit                        Secondary Units           7.95           0.10

                Industrial 17/7 Tariff - Credit                          Night Units             3.19           1.30

       37       Industrial 17/7 Tariff - Direct    Non - Domestic      Standing Charge           6208            35           35
                Debit                              Non - Domestic
                Industrial 17/7 Tariff - Direct    Non - Domestic       Primary Units            9.51           0.03
                Debit                              Non - Domestic
                Industrial 17/7 Tariff - Direct                        Secondary Units           7.75           0.27
                Debit
                Industrial 17/7 Tariff - Direct                          Night Units             3.11           0.10
                Debit

       38       Industrial Unmetered Supplies      Non - Domestic         Day Units              9.75           0.39

       39       Industrial Unmetered Supplies      Non - Domestic        Night Units             3.19           0.91


                                      180


     Number           Description of Tariff           Category            Component         Price PO (Unit    Quantity        NC
                                                                                             Rate in pence    QO (Unit
                                                                                               per kWh)        rate in
                                                                                                                GWh)
   --------------------------------------------------------------------------------------------------------------------------------
       40       Commercial Evening/Weekend         Non - Domestic      Standing Charge           6368           1500         1500
                Tariff - Credit                    Non - Domestic
                Commercial Evening/Weekend         Non - Domestic       Primary Units            13.32          2.50
                Tariff - Credit                    Non - Domestic
                Commercial Evening/Weekend                             Secondary Units           9.42           0.20
                Tariff - Credit
                Commercial Evening/Weekend                               Night Units             4.57           4.90
                Tariff - Credit

       41       Commercial Evening/Weekend         Non - Domestic      Standing Charge           6208            525         525
                Tariff - Direct Debit              Non - Domestic
                Commercial Evening/Weekend         Non - Domestic       Primary Units            12.99          0.80
                Tariff - Direct Debit              Non - Domestic
                Commercial Evening/Weekend                             Secondary Units           9.18           0.00
                Tariff - Direct Debit
                Commercial Evening/Weekend                               Night Units             4.45           1.60
                Tariff - Direct Debit

       42       Industrial Evening/Weekend         Non - Domestic      Standing Charge           6368            72           72
                Tariff - Credit                    Non - Domestic
                Industrial Evening/Weekend         Non - Domestic       Primary Units            13.32          0.08
                Tariff - Credit                    Non - Domestic
                Industrial Evening/Weekend                             Secondary Units           9.42           0.00
                Tariff - Credit
                Industrial Evening/Weekend                               Night Units             4.57           0.10
                Tariff - Credit

       43       Industrial Evening/Weekend          Non- Domestic      Standing Charge           6208             2           2
                Tariff - Direct Debit               Non- Domestic
                Industrial Evening/Weekend          Non- Domestic       Primary Units            12.99          0.00
                Tariff - Direct Debit               Non- Domestic
                Industrial Evening/Weekend                             Secondary Units           9.18           0.01
                Tariff - Direct Debit
                Industrial Evening/Weekend                               Night Units             4.45           0.01
                Tariff - Direct Debit

       44       Farm Restricted Hours Tariff -     Non - Domestic         Unit Rate              4.19           0.70
                Credit

       45       Farm Restricted Hours Tariff -     Non - Domestic         Unit Rate              4.09           0.10
                Direct Debit

       46       Commercial Restricted Hours        Non - Domestic         Unit Rate              4.23           2.00
                Tariff - Credit

       47       Commercial Restricted Hours        Non - Domestic         Unit Rate              4.12           0.10
                Tariff - Direct Debit

       48       Industrial Restricted Hours             Non -             Unit Rate              3.52           0.20
                Tariff - Credit                       Domestic

       49       Industrial Restricted Hours        Non - Domestic         Unit Rate              3.44           0.00
                Tariff - Direct Debit



                                      181



SOUTH WESTERN ELECTRICITY PLC

        Number         Description of Tariff          Category             Component         Price PO (Unit    Quantity      NC
                                                                                             Rate in pence     QO (Unit
                                                                                               per kWh)        rate in
                                                                                                                GWh)
   --------------------------------------------------------------------------------------------------------------------------------
        1       Domestic Tariff                    Domestic          Standing Charge             3420          801437       801437
                                                                        Unit Rate                7.26          2917.35

        2       Keymeter Domestic Tariff           Domestic          Standing Charge             5020          147134       147134
                                                                        Unit Rate                7.11          556.96

        3       Economy 7                          Domestic          Standing Charge             4640          194900       194900
                                                                        Day Units                7.79          596.06
                                                                       Night Units               2.67          1045.74

        4       Key Meter Economy 7                Domestic          Standing Charge             6220           46812       46812
                                                                        Day Units                7.63          155.65
                                                                       Night Units               2.62          189.48

        5       Domestic Night/Day (LA)            Domestic          Standing Charge             4640           2561         2561
                                                                        Day Units                7.79           11.00
                                                                       Night Units               3.47           10.10

        6       3 Rate Heating Tariff              Domestic          Standing Charge             5040            164         164
                                                                        Day Units                10.13          0.22
                                                                      Weekend Units              5.44           0.27
                                                                       Night Units               2.67           0.60

        7       Domestic Seasonal Tariff           Domestic          Standing Charge             5040            104         104
                                                                       Summer Units              4.21           0.26
                                                                       Winter Units              11.72          0.07
                                                                       Night Units               2.67           0.22

        8       Off Peak (7hrs) Tariff (LA)        Domestic          Standing Charge             1220           19583       19583
                                                                        Unit Rate                2.67          104.04

        9       Off Peak Night Only Tariff         Domestic          Standing Charge             1220           2767         2767
                (LA)                                                    Unit Rate                3.47           11.72

       10       Off Peak (LA) Tariff               Domestic          Standing Charge             1220           22832       22832
                                                                      `A' Unit Rate              4.03          112.24
                                                                   `B(i) Primary Units           4.28           0.14
                                                                 `B(i)' Additional Units         3.47           0.01
                                                                  `B(ii)' Primary Units          4.41           9.76
                                                                 `B(ii)' Additional Units        4.03           0.74

       11       Block Tariff                    Non - Domestic       Standing Charge             3960           53893       53893
                                                                      Primary Units              10.05         116.02
                                                                     Additional Units            7.26           82.37

       12       Key Meter Block Tariff          Non - Domestic       Standing Charge             5540            682         682
                                                                      Primary Units              9.85           0.52
                                                                     Additional Units            7.11           1.12

                                      182



     Number         Description of Tariff          Category             Component           Price PO (Unit    Quantity        NC
                                                                                             Rate in pence    QO (Unit
                                                                                               per            rate in
                                                                                                kWh)            GWh)
   --------------------------------------------------------------------------------------------------------------------------------
          13       Economy 7 Block Tariff          Non - Domestic       Standing Charge           5180           5658         5658
                                                                    Primary Day Units            10.58          12.46
                                                                   Additional Day Units          7.79           4.50
                                                                       Night Units               2.67           17.88

       14       Key Meter E7 Block Tariff       Non - Domestic       Standing Charge             6740            57           57
                                                                      Primary Units              10.37          0.07
                                                                   Additional Day Units          7.63           0.03
                                                                       Night Units               2.62           0.01

       15       Non - Domestic Seasonal         Non - Domestic       Standing Charge             5580            240         240
                                                                   Primary Summer Units          7.00           0.10
                                                                 Additional Summer Units         4.21           0.60
                                                                   Primary Winter Units          14.31          0.10
                                                                 Additional Winter Units         11.72          0.10
                                                                       Night Units               2.67           0.20

       16       Economy 7 Day & Night           Non - Domestic       Standing Charge             5580            234         234
                                                                        Day Units                11.32          0.44
                                                                      Weekend Units              5.28           0.56
                                                                       Night Units               2.67           0.36

       17       Day & Night Tariff (LA)         Non - Domestic       Standing Charge             5180           1040         1040
                                                                        Day Units                11.32          0.87
                                                                       Night Units               4.82           1.59

       18       Flat Rate (LA)                  Non - Domestic            Rate 1                 19.6           0.60
                                                                          Rate 2                 7.26           6.80
                                                                      Primary Rate 3             9.22           0.10
                                                                    Additional Rate 3            8.39           0.27

       19       Farm Tariff                     Non - Domestic       Standing Charge             5280           6930         6930
                                                                        Units Rate               7.26           15.95

       20       Economy 7 Farm Tariff           Non - Domestic       Standing Charge             6500           1778         1778
                                                                        Day Units                7.79           5.47
                                                                       Night Units               2.67           5.77

       21       Farm Day/Night Tariff (LA)      Non - Domestic       Standing Charge             6500            31           31
                                                                        Day Units                7.79           0.10
                                                                       Night Units               3.47           0.08

       22       Off-Peak (7Hrs) Tariff          Non - Domestic       Standing Charge             1220           1358         1358
                                                                          Units                  2.67           4.84
       23       Off-Peak Night Only Tariff      Non - Domestic       Standing Charge             1220            355         355
                (LA)                                                      Units                  3.47           0.56

       24       Off Peak (LA)                   Non - Domestic       Standing Charge             1220            702         702
                                                                         A Units                 4.03           2.58
       25       Direct Debit Discount              Domestic              Discount                -787          317743       317743


                                      183


YORKSHIRE ELECTRICITY PLC


     Number         Description of Tariff          Category             Component           Price PO (Unit    Quantity        NC
                                                                                             Rate in pence    QO (Unit
                                                                                               per            rate in
                                                                                               kWh)             GWh)
   --------------------------------------------------------------------------------------------------------------------------------
        1       Domestic UR                        Domestic          Standing Charge             4000          1702844     1702844
                                                                       Unit Charge               6.19          5774.61

        2       Economy 7                          Domestic          Standing Charge             5200          162799       162799
                                                                        Day Units                6.56          516.67
                                                                       Night Units               2.49          798.21

        3       Domestic Off Peak                  Domestic          Standing Charge             1200           34147       34147
                                                                          Units                  3.82          146.53

        4       Prepayment                         Domestic          Standing Charge             2360          248125       248125

        5       Prompt Payment                                   Standing Charge Discount          0           361700       361700

        6       Automated Payment                  Domestic      Standing Charge Discount        -1200         533512       533512

        7       General Quarterly               Non - Domestic       Standing Charge             5200           60745       60745
                                                                      1st 1000 Units             6.96          157.60
                                                                       Excess Units              6.37           89.77

        8       Economy 7 Quarterly             Non - Domestic       Standing Charge             6400           6076         6076
                                                                       Night Units               2.49           16.71
                                                                   First 1000 Day Units          7.33           15.34
                                                                     Excess Day Units            6.74           5.10

        9       Weekend/Evening Quarterly       Non - Domestic       Standing Charge             6400           1224         1224
                                                                         WE Units                3.60           3.20
                                                                     First 1000 Units            9.31           1.94
                                                                       Excess Units              8.72           0.16

       10       Weekend/Evening E7 Quarterly    Non - Domestic       Standing Charge             7200            939         939
                                                                       Night Units               2.49           1.40
                                                                        WE7 Units                3.60           2.17
                                                                     First 1000 Units            9.31           1.93
                                                                       Excess Units              8.72           0.10

       11       Farm Off Peak                   Non - Domestic       Standing Charge             1200            509         509
                                                                          Units                  4.32           4.57
       12       Commercial `2 Rate Tar'         Non - Domestic            Units                  3.48           0.78

       13       Commercial Off Peak             Non - Domestic       Standing Charge             1200           1428         1428
                                                                          Units                  3.64           7.01

       14       Industrial Off Peak             Non - Domestic       Standing Charge             1200            89           89
                                                                          Units                  4.05           0.50


                                      184


     Number         Description of Tariff          Category             Component           Price PO (Unit    Quantity        NC
                                                                                             Rate in pence    QO (Unit
                                                                                               per            rate in
                                                                                               kWh)             GWh)
   --------------------------------------------------------------------------------------------------------------------------------
       15       Prompt Payment                                   Standing Charge Discount        0.00           32132       32132

       16       Automated Payment                 Automated      Standing Charge Discount       -1296.2         15430       15430
                                                   Payment

Condition 29B. Restriction of supply charges: adjustments
---------------------------------------------------------

1. If, in respect of the eighth relevant year, the average charge per regulated unit supplied exceeds the maximum average charge per regulated unit supplied, but by not more than 1 1/2 per cent, the Licensee shall ensure that the excess above the maximum average charge per regulated unit supplied, with interest thereon at a rate 2 per cent above the average specified rate, shall be paid to all 0.1 MW customers who continue to be supplied by the Licensee in the ninth relevant year.

2. If, in respect of the eighth relevant year, the average charge per regulated unit supplied exceeds the maximum average charge per regulated unit supplied by more than 1 1/2 per cent, the Licensee shall use all reasonable endeavours to return the excess above the maximum average charge per unit supplied, with interest thereon at a rate 4 per cent above the average specified rate, during the ninth relevant year to all 0.1 MW customers supplied by the Licensee in the eighth relevant year.

3. For the purpose of Condition 29A, no sum payable under paragraphs 1 or 2 shall be regarded as paid or payable under a tariff applicable to the ninth relevant year or any subsequent relevant year.

4. No later than three months after the end of the eighth relevant year, the Licensee shall send to the Director a statement accompanied by such forecasts, estimates and calculations as may be necessary, showing the basis by which the Licensee intends to comply with paragraphs 1 to 3.

5. The powers exercisable under paragraphs F6 and F8 of Part F of Schedule 3 in the form of licence in force on 31 March 1998 shall continue to be exercisable after that date, but only in respect of a relevant year ending before 1 April 1998.

Condition 29C. Information to be provided to the Director in connection with the
-------------------------------------------------------------------------------
supply charge restriction conditions
------------------------------------

1. Where, at any time during the eighth relevant year, the Licensee intends to change the principles of attribution or any provisional attribution specified in a statement already made to the Director or to purchase or sell an electricity sale contract, the change or the provisional attribution in relation to the purchase or sale shall be specified in a written statement signed by a person authorised to sign the statement by the directors of the Licensee which statement shall not provide for a retrospective change of principles or for any re-attribution of payments already made or any payment where the event giving rise to that payment has already occurred.

2. The Director may issue directions providing that any forecast or estimate provided in accordance with paragraph 1 shall be accompanied by such information as regards the assumptions underlying the forecast or estimate as may be necessary to enable the Director to be satisfied that the forecast or estimate has been properly prepared on a consistent basis.

3. Not later than three months after the end of a relevant year the Licensee shall send the Director a statement, in respect of that relevant year, showing the specified items referred to in paragraph 5.

4.       The statement referred to in the preceding paragraph shall be:

         (a) accompanied by a report from the Auditors that in their opinion (i) such statement fairly presents each of the specified items referred to in paragraph 5 in accordance with the requirements of the supply charge restriction conditions and (ii) the amounts shown in respect of each of those specified items are in accordance with the Licensee's accounting records which have been maintained in respect of each of the relevant Separate Businesses in accordance with Condition 71; and

         (b) certified by a director of the Licensee on behalf of the Licensee that to the best of his knowledge, information and belief having made all reasonable enquiries:

                  (i)     (in respect of the eight relevant year only) there is
                           no amount included in its calculations under Condition 29A and Schedule 3 (in each case in the form of licence in force on 31 March 1998) which represents other than:

                           (aa) bona fide consideration for electricity supplied to regulated customers (as defined in the form of licence in force on 31
                                    March 1998); or

                           (bb) an amount permitted under the supply charge restriction conditions to be so included;

                  (ii) there is no amount included in its calculations of allowed security costs under Condition 29D which represents other than an amount permitted under the supply charge restriction conditions to be so included;

                  (iii) no service has been treated as an excluded service which was not properly so treated and no amount included in the revenues in respect thereof represents other than bona fide consideration for the provision of the excluded service to which it relates;

                  (iv) all amounts which should properly be taken into account for the purposes of the supply charge restriction conditions have been taken into account; and

                  (v)     (in respect of the eighth relevant year only) there
                           is no amount included in its calculations under Condition 29A and Schedule 3B in respect of electricity purchase or sale costs which does not result from an attribution or method of attribution contained in the statement under either paragraph 2(a) or paragraph 2(b) in the form of licence in force on 31 March 1998.

5. The specified items to be contained in the statement referred to in paragraph 3 shall be the following:


         (a)      the information referred to at paragraph 8 of Condition 29D;

         (b) the statements and information referred to in paragraph A4 and B2 of Schedule 3B; and

         (c) in respect of the eighth relevant year only, the statements and information referred to in paragraph F7 of Schedule 3 of the Licence in the form in force on 31 March 1997 provided that the statement to be provided in the ninth relevant year in respect of the immediately preceding relevant year shall contain the information required by paragraph 10 of Condition 3E of the Licence in the form in force on 31 March 1998.

6. Where the Director issues directions in accordance with paragraph 9 of Condition 29D or paragraphs A5 and B3 of Schedule 3B then such directions shall not have effect from a date earlier than the commencement of the relevant year to which the statement last furnished to the Director pursuant to paragraph 3 prior to the issue of the directions related, unless such statement (or the accompanying report or certificate under paragraph 4) or any statement, report or certificate in respect of an earlier relevant year was incorrect or was misleading in any material respect.

7. Where the Director issues such directions as are referred to in the preceding paragraph the Director may require the Licensee to provide a revised statement in respect of such of the specified items as may be affected by the directions, and the Licensee shall comply with such request.

Condition 29D. Supply Business allowance in respect of security costs
---------------------------------------------------------------------

1. At any time during a security period, the Licensee may give notice in writing to the Director suspending, with effect from the date of receipt of the notice by the Director, application of such of the supply charge restriction conditions as may be specified in the notice for the unexpired term of the security period.

2. At any time during a security period, the Director may (having regard to his duties under the Act) by means of directions:

         (a) suspend or modify for the unexpired term of the security period the supply charge restriction conditions or any part or parts thereof; or

         (b) introduce for the unexpired term of the security period new supply charge restriction conditions

         (c) in either case, so as to make such provision as in the opinion or estimation of the Director is requisite or appropriate:

                  (i) to enable the Licensee to recover by means of increased charges an amount estimated as being equal to the Licensee's allowed security costs during such period; and

                  (ii) to ensure that such part of the amount referred to in sub-paragraph (i) above as is estimated as being equal to the allowed security costs incurred by the Licensee as costs in its Supply Business and its Second-Tier Supply Business respectively are recovered by appropriate equitable increases in the charges made by the Licensee in those Businesses and the Licensee shall comply with the terms of any directions so issued.

3. At any time following a security period, the Director may (following such consultation with the Licensee and others as the Director may consider appropriate) issue directions suspending or modifying the supply charge restriction conditions or any part or parts thereof or replacing such directions as may have been made during the security period and introducing such new supply charge restriction conditions as in the opinion of the Director are appropriate in all the circumstances (including at the Director's discretion an appropriate adjustment having regard to any profit gained or foregone by the Licensee during the security period), and the Licensee shall comply with any directions so issued.

4. At any time within three months after the issue of directions by the Director under paragraph 3, the Licensee may serve on the Director a disapplication request in respect of such of the supply charge restriction conditions or any part or parts thereof as are specified in the request.

5. If within three months of the receipt by the Director of the disapplication request referred to in paragraph 4, the Director has either not agreed in writing to such disapplication request or has not made a reference to the Competition Commission under Section 12 of the Act relating to the modification of the supply charge restriction conditions, the Licensee may deliver one month's written notice to the Director terminating the application of the supply charge restriction conditions (or any part or parts thereof) as were specified in the disapplication request.

6. Subject to paragraphs 7 and 9, the Licensee shall in any relevant year be entitled to recover an aggregate amount equal to its allowed security costs in that year or (insofar as not previously recovered) any previous year, by means of appropriate equitable increases on the charges made by the Licensee in each of its Supply and Second-Tier Supply Businesses.

7.       Paragraph 6 shall not apply in so far as such allowed security costs:

         (a)      were otherwise recovered by the Licensee; or

         (b) were taken into account by the Director in setting supply charge restriction conditions by means of directions issued under paragraph 3 above.

8. The Licensee shall following the end of each relevant year provide to the Director, as being one of the specified items to be contained in the statement referred to at paragraph 4 of Condition 29C, details in respect of that relevant year of:

         (a)      the amount of the Licensee's allowed security costs; and

         (b) the aggregate amounts charged under paragraph 6 on account of the Licensee's allowed security costs; and


         (c) the bases and calculations underlying the increases in charges made by the Licensee in its Supply and Second-Tier Supply Businesses under paragraph 6.

9. Where the Director is satisfied that the Licensee has recovered amounts in excess of the allowed security costs, the Director may issue directions requiring the Licensee to take such steps as may be specified to reimburse customers of the Supply and Second-Tier Supply Business for the excess amounts charged to them, and the Licensee shall comply with any directions so issued provided that if the excess amounts relate to allowed security costs paid to any authorised electricity operator, the Licensee shall not be obliged to make any such reimbursement unless and until it has recovered such costs from the relevant authorised electricity operator.

10. No amounts charged by the Licensee under this Condition (whether or not subsequently required to be reimbursed) shall be taken into account for the purpose of applying the supply charge restriction provisions of Condition 29A.


11.      In this Condition:

         "allowed security cost"                     shall have the  meaning  ascribed  to that term in the
                                                     Fuel Security Code.

         "security period"                           means a period commencing on the date on which any
                                                     direction issued by the Secretary of State under
                                                     Section 34(4)(b) of the Act enters effect and
                                                     terminating  on the date (being not earlier than the
                                                     date such direction,  as varied, is revoked  or
                                                     expires) as the  Director,  after consultation with
                                                     such persons (including without limitation,  licence
                                                     holders liable to  be  principally  affected) as he
                                                     shall consider appropriate, may with the consent of
                                                     the Secretary of State by notice to all licence
                                                     holders determine after having regard to the views of
                                                     such persons.


Condition 29E. Duration of supply charge restriction conditions
----------------------------------------------------------------

1. The supply charge restriction conditions shall apply so long as this licence continues in force but shall cease to have effect (in whole or in part, as the case may be) if the Licensee delivers to the Director a disapplication request made in accordance with paragraph 2 and:

         (a)      the Director agrees in writing to the disapplication request;
                  or

         (b) their application (in whole or in part) is terminated by notice given by the Licensee in accordance with either paragraph 4 or paragraph 5.


2. A disapplication request pursuant to this Condition shall (a) be in writing addressed to the Director, (b) specify the supply charge restriction conditions (or any part or parts thereof) to which the request relates and (c) state the date from which the Licensee wishes the Director to agree that the specified charge restriction conditions shall cease to have effect.

3. Save where the Director otherwise agrees, no disapplication following delivery of a disapplication request pursuant to this Condition shall have effect earlier than that date which is the later of:

         (a) a date being not less than 18 months after delivery of the disapplication request; and

         (b)      31st March 2000.

4. If the Director has not made a reference to the Competition Commission under Section 12 of the Act relating to the modification of the supply charge restriction conditions before the beginning of the period of 12 months which will end with the disapplication date, the Licensee may deliver written notice to the Director terminating the application of such charge restriction conditions (or any part or parts thereof) as are specified in the disapplication request with effect from the disapplication date or a later date.

5. If the Competition Commission makes a report on a reference made by the Director relating to the modification of the supply charge restriction conditions (or any part or parts thereof) specified in the disapplication request and such report does not include a conclusion that the cessation of such charge restriction conditions, in whole or in part, operates or may be expected to operate against the public interest, the Licensee may within 30 days after the publication of the report by the Director in accordance with Section 13 of the Act deliver to him written notice terminating the application of such charge restriction conditions with effect from the disapplication date or later.

6. A disapplication request or notice served under this Condition may be served in respect of a specified geographic area.

Condition 30. Prohibition of cross-subsidies and of discrimination in
---------------------------------------------------------------------
electricity sale contracts
--------------------------

1. The Licensee shall procure that the Supply Business does not give any cross-subsidy to, or receive any cross-subsidy from, any other business of the Licensee or an affiliate or related undertaking of the Licensee (whether or not a Separate Business).

2. The Licensee shall not, and shall procure that any affiliate or related undertaking of the Licensee shall not, sell or offer to sell electricity under any electricity sale contract to any one relevant purchaser or person seeking to become a relevant purchaser on terms as to price which are materially more or less favourable than those on which it sells or offers to sell electricity under any electricity sale contract to comparable relevant purchasers. For these purposes, due regard shall be had to the circumstances of sale to such purchasers including (without limitation) volumes, load factors, conditions of interruptibility and the dates and duration of the relevant agreements.

3.       For the purposes of paragraph 2:

         "relevant purchaser"                      means any purchaser of electricity from the Licensee
                                                   or any affiliate or related undertaking of the
                                                   Licensee under an electricity purchase contract.


Condition 31. Prohibition of discrimination in supply
-----------------------------------------------------

1. This Condition applies where the Licensee is in a dominant position in a market for the supply of electricity to customers at premises.

2. Where this Condition applies the Licensee shall not supply or offer to supply electricity to customers in any market in which it is dominant on terms which are predatory.

3. Where this Condition applies, but subject to paragraph 4, the Licensee (taken together with its affiliates and related undertakings) shall not, in supplying or offering terms for the supply of electricity to customers in any market in which it is dominant:

         (a) show undue preference to any person (or class of persons within such market;

         (b) exercise undue discrimination between any persons (or classes of person) within such market; or

         (c)      set terms which are unduly onerous.

4. Nothing in paragraph 3 shall prohibit the Licensee, within any area or class of customers (the "relevant area or class") in respect of which there is established competition in the supply of electricity, from supplying or offering to supply electricity on terms which are reasonably necessary to meet that competition, save that the Licensee (taken together with its affiliates and related undertakings) shall not, in supplying or offering terms for the supply of electricity:

         (a) show undue preference to any person (or class of persons) or exercise undue discrimination between any persons (or classes of person) within the relevant area or class of customers; or

         (b) set terms in respect of any person (or class of persons) in a market in which the Licensee is dominant, save such persons who are within the relevant area or class of customers, which are unduly onerous.

5. For the purposes of this Condition, terms are unduly onerous if the revenue from the supply of electricity to customers on those terms:

         (a)      significantly exceeds the costs of that supply; and

         (b) exceeds such costs to a significantly greater degree than the revenue from supply to all other customers of the Licensee (and of its affiliates and related undertakings) within the same market exceeds the costs of supply to those customers.

6. For the purposes of this Condition, a market may be defined by reference to a geographical area, or to a class of customer or both, save that no market defined by reference to Designated Customers shall comprise fewer than 50,000 such customers.

7. In determining, for the purposes of this Condition, whether any persons constitute a class of person, due regard shall be had to the circumstances of supply to such persons including (without limitation) volumes, load factors, conditions of interruptibility, location of premises being supplied and date and duration of the supply contract.

8. For the purposes of this Condition, the Director shall determine any question as to:

         (a) whether any area or class of customers constitutes a market for the supply of electricity;

         (b) whether the Licensee is dominant in any market for the supply of electricity;

         (c) whether there is established competition in respect of the supply of electricity in any area or to any class of customers; and

         (d) whether any terms are predatory, having due regard to whether such terms:

                  (i) incorporate charges which do not reasonably cover the avoidable costs incurred in consequence of supplying the customers in question; and

                  (ii) are intended or are likely to restrict, distort or prevent competition in the supply of electricity.

9. The Director may determine that the Licensee is dominant in a specified market:

         (a)      at any time prior to this Condition coming into force; or

         (b) having first consulted with the Licensee and such other persons as he considers appropriate (and having taken into account any representations made to him), at any time after this Condition has come into force, and where the Director does make such a determination he shall immediately notify the Licensee.

10. Where the Director has notified the Licensee of his determination in accordance with paragraph 9 that it is dominant in a specified market, the provisions of paragraphs 11 to 16 shall apply in respect of that market.

11. Where this paragraph applies the Licensee shall, prior to supplying or offering to supply electricity under a tariff or Designated Supply Contract on any new terms, give to the Director at least 28 days' notice in writing of its intention to supply on such terms.

12. For the purposes of this Condition, a tariff or Designated Supply Contract is on "new terms" if:

         (a) it is a form of tariff or Designated Supply Contract under which the Licensee has not previously supplied or offered to supply electricity;

         (b) it is a tariff or Designated Supply Contract in respect of which the Licensee is varying the terms as to price; or

         (c) it is a tariff or Designated Supply Contract in respect of which the Licensee is varying any other terms in such a manner as to significantly affect the evaluation of that tariff or contract.

13. Where the Licensee has given notice to the Director of its intention to supply on new terms it shall not supply or offer to supply electricity on such terms until either the period of notice given to the Director has expired and:

         (a) the Director has not given or sent to the Licensee a counter-notice (the "counter-notice") in accordance with paragraph 14; or

         (b) prior to the expiry of such period, the Director has informed the Licensee that he will not issue a counter-notice in respect of such terms.

14. The Director may issue a counter-notice where, having considered the new terms and having had regard to the likely effects of issuing such counter-notice (including, but not limited to, the likely effect upon the business of the Licensee), he determines that further consideration is required to assess whether such terms are in breach of the provisions of this Condition.

15. Where the Director issues a counter notice in respect of any new terms the Licensee shall not supply or offer to supply electricity on such terms until either:

         (a) a period of 3 months from the date of the counter-notice has expired; or

         (b) prior to the expiry of such period, the Director indicates to the Licensee that he has no present intention of taking enforcement action under Section 25 of the Act in respect of such terms.

16.      Where the Director issues a counter-notice he may:

         (a)      give or send a copy of that counter-notice to any Interested
                  Person;

         (b) invite representations from Interested Persons as to the matters to which the counter-notice relates; and

         (c) require the Licensee, within a reasonable period determined by the Director, to provide him with such further information relating to the new terms as he may specify (save that he may not by virtue of this paragraph require the Licensee to furnish him with information for the purpose of exercising his functions under Section 48 of the Act), and the Director shall take into account any representations made to him by the Licensee in respect of such terms.

17. The Director may, at any time after notifying the Licensee of his determination in accordance with paragraph 9 that it is dominant in a specified market, determine that the Licensee is no longer dominant in that market, and where he does make such a determination:

         (a)      the Director shall immediately notify the Licensee; and

         (b) the provisions of paragraphs 11 to 16 shall cease to apply in respect of the specified market.

18. For the purposes of this Condition, any reference to the Licensee being dominant in a market for the supply of electricity shall be treated as a reference to the Licensee, taken together with its affiliates and related undertakings, being so dominant.

19.      In this Condition:

         "Interested Persons"                        means all Electricity Suppliers which supply
                                                     electricity within the market or area or to the
                                                     class of customers in question,  the Relevant
                                                     Consumers' Committee and such other persons
                                                     or bodies as in the opinion of the Director  have a
                                                     legitimate interest in the terms on which the
                                                     Licensee supplies electricity.

         "terms"                                     means all the terms on which a supply of
                                                     electricity is offered or provided which
                                                     significantly affect the evaluation of that supply,
                                                     and shall include all terms as to price.

Condition 31A. Duration of discrimination conditions
----------------------------------------------------

1. Condition 31 shall cease to have effect (in whole or in part, as the case may be) if the Licensee makes a disapplication request in accordance with this Condition and:

         (a)      the Director agrees in writing to that request; or

         (b) the application of Condition 31 (in whole or in part) is terminated by notice given by the Licensee in accordance with paragraph 4 or 5 of this Condition.

2. A disapplication request pursuant to this Condition may be made by the Licensee only where the Director has notified it, in accordance with paragraph 9 of Condition 31, of his determination that the Licensee is dominant in a specified market, and any such request shall:

         (a)      be made in writing to the Director;

         (b) specify whether the request relates to the whole of Condition 31 or any part or parts thereof; and


         (c) state the date (the "disapplication date") from which the Licensee wishes the specified provisions of Condition 31 to cease to have effect, which date shall be in accordance with paragraph 3 and not earlier than 12 months after the date on which the request is made.

3. Where the Licensee was notified by the Director prior to this Condition coming into force of his determination that the Licensee is dominant in a specified market, no disapplication request made by the Licensee shall be effective to disapply any of the provisions of Condition 31 prior to 31 March 2000.

4. If the Director has not by the date which is 6 months prior to the disapplication date made a reference to the Competition Commission (under Section 12 of the Act) relating to the modification of Condition 31, the Licensee may give to the Director a notice in writing terminating the application of such of the provisions of Condition 31 as are specified in the disapplication request with effect from the disapplication date or from any later date specified in the notice.

5. If the Competition Commission reports on a reference made by the Director relating to the modification of Condition 31 and does not conclude that the disapplication of any of the provisions of that Condition (being provisions specified in the disapplication request) would or may be expected to operate against the public interest, the Licensee may within 30 days of the publication of the report under
         Section 13 of the Act give to the Director notice in writing terminating the application of such provisions with effect from the disapplication date or any later date specified in the notice.

Condition 32. Obligation on economic purchasing
-----------------------------------------------

1. Subject to paragraph 6, the provisions of paragraph 2 shall apply separately in relation to purchases of electricity from the following sources:


         (a)      qualifying renewable generation;

         (b)      qualifying non-fossil generation; and

         (c) generation from any source other than as referred to in sub-paragraphs (a) and (b) above.

2. In respect of each category referred to in paragraph 1 above, and subject to paragraph 4 below, the Licensee shall:


         (a)      itself purchase;

         (b)      procure any affiliate of the Licensee to purchase; and

         (c) in so far as it is able through the exercise of voting rights or otherwise to do so, procure any related undertaking of the Licensee or any defined undertaking to purchase electricity at the best effective price reasonably obtainable having regard to the sources available.

3. In determining the effective price at which electricity is purchased by the Licensee or any affiliate or related undertaking of the Licensee or any defined undertaking, regard shall be had to any payments made or received or to be made or received for the grant of or pursuant to any electricity purchase contract.

4. In the discharge of its obligations under paragraph 2 above, the Licensee may additionally have regard to any considerations liable to affect its ability and that of any affiliate of the Licensee to discharge its obligations under this Condition in the future, including the future security, reliability and diversity of sources of electricity available for purchase.

5. In this Condition (and subject to paragraph 6) references to qualifying renewable generation and to qualifying non-fossil generation shall refer to generation from capacity of that description which:

         (a) has been contracted by the Licensee or any defined undertaking under an arrangement certified by the Secretary of State under
                  Section 32(7) of the Act which was entered into prior to the date this Licence enters force; or

         (b) is available to be contracted under arrangements to be produced to the Director in satisfaction of an obligation imposed on the Licensee by Order made under Section 32 of the Act after this Licence enters force.

6. Notwithstanding that generation may previously have been contracted as being qualifying renewable generation or qualifying non-fossil generation (as the case may be), it shall cease to be so treated to the extent that:

         (a) the Licensee (or any affiliate or related undertaking of the Licensee or any defined undertaking) enjoys contractual freedom to vary or discontinue its obligation to purchase such generation; and

         (b) capacity from which qualifying renewable or non-fossil generation (as the case may be) is otherwise contracted by the Licensee or any affiliate or related undertaking of the Licensee or any defined undertaking is equal to or exceeds the aggregate capacity specified in any Orders previously made under Section 32 of the Act and continuing in force, as being required to be available to the Licensee at that time or in respect of any future period covered by such Orders.

7. Paragraphs 2, 3 and 4 of this Condition shall apply mutatis mutandis where the Licensee exercises a discretion or (by agreement or otherwise) varies the terms of an existing contract (whether or not entered into prior to the date of entry into force of this Licence) in such a manner as to alter the effective price under such contract.

8.       In this Condition:

         "defined undertaking"                     means Non-Fossil Purchasing Agency Limited
                                                   or other entity through which the Licensee
                                                   enters into qualifying arrangements within the
                                                   meaning of Section 33 of the Act.

         "purchase"                                includes the acquisition of electricity from
                                                   sources falling to be treated as own-generation
                                                   for the purpose of Condition 75, and the
                                                   purchase of electricity  under electricity
                                                   purchase  contracts.

         "qualifying non-fossil                    shall include generation from renewable sources
          generation"                              which for the time being has not been
                                                   contracted as being qualifying renewable
                                                   generation.


Condition 33. Tariffs
---------------------

1. The Licensee shall ensure that any tariffs fixed under Section 18 of the Act shall be so framed as separately to identify:


         (a)      the use of system element in the Licensee's charges; and

         (b) the charges in respect of the supply of electricity to tariff customers.

2. Where the Director considers that by reason of the complexity of any such tariffs fixed by the Licensee, simplified explanatory statements are required or expedient for the understanding of tariff customers, the Director may direct the Licensee to draw up such explanatory statements and thereafter to publish them with the tariffs to which they relate.

Condition 34. Arrangements for informing customers on revocation of Licence
---------------------------------------------------------------------------

1. The Licensee shall comply with a direction from the Director in the following terms where the Director:

         (a) is, or is aware that the Secretary of State is, about to revoke a Licence granted to another Electricity Supplier to supply electricity (in this Condition known as the "First Supplier"); and

         (b considers that the Licensee is able to supply electricity to the customers of the First Supplier without significantly prejudicing the supplies of electricity which the Licensee makes or is contracted to make.

2. The Director shall only issue a direction in accordance with paragraph 1 when the Secretary of State or, as the case may be, the Director has served the First Supplier with a notice that he is revoking the First Supplier's Licence to supply electricity in accordance with the terms of the First Supplier's Licence, or such earlier date as the Director may agree with the First Supplier.

3. A direction issued in accordance with paragraph 1 shall require that the Licensee shall, within the period specified by the Director, send a written notice in a form approved by the Director to each of the persons or premises specified or described in the direction:

         (a) informing the customer in question that, notwithstanding any contract he may have with the First Supplier, the First Supplier is no longer supplying him with electricity and has not done so since the revocation took effect or, where the notice has been sent before the revocation has taken effect, will be no longer supplying him with electricity when it takes effect;

         (b) informing the customer that the customer must from the moment the revocation takes effect enter into a new contract for supply with another Electricity Supplier of the customer's choice, and that he is free to request a supply from the Licensee; and

         (c) setting out the terms upon which the Licensee is prepared to supply electricity if requested.

Condition 35. Basis of charges for top-up and standby supplies or sales of electricity, exempt supply services and prepayment meter services: requirements for transparency
-------------------------------------------------------------------------------

1. The Licensee shall as soon as practicable prepare statements in a form approved by the Director setting out the basis upon which charges will be made for the provision of:

         (a)      top-up and standby supplies or sales of electricity; and

         (b)      exempt supply services

         in each case in such form and with such detail as shall be necessary to enable any person to make a reasonable estimate of the charges to which he would become liable for the provision of such services, and (without prejudice to the foregoing) including the information set out in paragraphs 3 and 4 respectively.

2. The Licensee shall as soon as practicable prepare a statement in a form approved by the Director setting out the basis upon which charges will be made for the provision of prepayment meter services, which statement shall be in such form and with such detail as shall be necessary to enable any person to make a reasonable estimate of the charges to which he would become liable for the provision of such service and of the other terms, likely to have a material impact on the conduct of his business, upon which the service would be provided and (without prejudice to the foregoing) including the information set out in paragraph 5.

3. The statement referred to at sub-paragraph 1(a) shall set out the methods by which and the principles on which the charges for the provision of each of top-up supplies or sales and standby supplies or sales will be made.

4. The statement referred to at sub-paragraph 1(b) shall set out the methods by which and the principles on which charges for the provision of such services will be made.

5. The statement referred to at paragraph 2 shall include a schedule of charges for prepayment meter services, together with an explanation of the methods by which and the principles on which such charges will be calculated.

6. The basis on which charges for the provision of top-up and standby supplies or sales of electricity shall be set shall reflect the costs directly incurred in the provision thereof, together with a reasonable rate of return on the capital represented by such costs.

7. The basis on which charges for the provision of exempt supply services shall be set shall reflect the costs directly incurred in the provision thereof, together with a reasonable rate of return on the capital represented by such costs.

8. The Director may, upon the written request of the Licensee, issue a direction relieving the Licensee of its obligations under paragraph 2 to such extent and subject to such terms and conditions as he may specify in that direction.

9. The Licensee shall not in setting its charges for or in setting the other terms that will apply to the provision of prepayment meter services restrict, distort or prevent competition in the generation, distribution or supply of electricity or in the provision of meter operation, data retrieval, data processing or data aggregation services.

10. The Licensee may periodically review the information set out in and, with the approval of the Director, alter the form of the statements prepared in accordance with paragraphs 1 and 2 and shall, at least once in every year this Licence is in force, make any necessary revisions to such statements in order that the information set out in the statements shall continue to be accurate in all material respects.

11. The Licensee shall send a copy of the statements prepared in accordance with paragraphs 1 and 2, and of each revision of such statements in accordance with paragraph 10, to the Director.

12. The Licensee shall give or send a copy of the statements prepared in accordance with paragraphs 1 and 2, or (as the case may be) of the latest revision of such statements in accordance with paragraph 10, to any person who requests a copy of such statement or statements.

13. The Licensee may make a charge for any statement given or sent pursuant to paragraph 12 of an amount which shall not exceed the amount specified in directions issued by the Director for the purposes of this Condition based on the Director's estimate of the Licensee's reasonable costs of providing such a statement.

Condition 35A. Non-discrimination in the provision of top-up or standby supplies
--------------------------------------------------------------------------------
or sales of electricity, exempt supply services and prepayment meter services
-----------------------------------------------------------------------------

1. In the provision of top-up or standby supplies or sales of electricity the Licensee shall not discriminate between any persons or class or classes of person.

2. In the provision of exempt supply services the Licensee shall not discriminate between any Exempt Suppliers or class or classes thereof.

3. In the provision of prepayment meter services the Licensee shall not discriminate:

         (a)      between any persons or class or classes of person; or

         (b) as between the Licensee (in the provision of such services by the Licensee to itself for the purpose of its Supply or Second Tier Supply Business) and any persons or class or classes of person.

4. Without prejudice to paragraphs 1, 2 and 3, and subject to the provisions of Condition 35, the Licensee shall not:


         (a) make charges for the provision of top-up or standby supplies or sales of electricity to any person or class or classes of person which differ from the charges for such provision to any other person or class or classes of person;

         (b) make charges for the provision of exempt supply services to any Exempt Supplier or class or classes thereof which differ from the charges for such provision to any other Exempt Supplier or class or classes thereof; or

         (c) make charges for the provision of prepayment meter services to any person or class or classes of person which differ from the charges for such provision:

                 (i)      to any other person or class or classes of person; or

                  (ii) to the Licensee (in the provision of such services by the Licensee to itself for the purpose of its Supply or Second Tier Supply Business)

         except in so far as such differences reasonably reflect differences in the costs associated with such provision.

5. The Licensee shall not in setting its charges for provision of top-up or standby supplies or sales of electricity, or for exempt supply services, restrict, distort or prevent competition in the generation, distribution or supply of electricity.

Condition 35B. Requirement to offer terms for top-up and standby, exempt supply
-------------------------------------------------------------------------------
services and prepayment meter services
--------------------------------------

1. On application made by any person the Licensee shall (subject to sub-paragraphs 7(a) and (b)) offer to enter into an agreement to provide top-up or standby supplies or sales of electricity.

2. On application made by any Exempt Supplier the Licensee shall (subject to paragraph 7) offer to enter into an agreement for exempt supply services within its authorised area and such offer shall make detailed provision regarding:

         (a) the making, maintenance and termination by the Licensee of registrations under and in accordance with the Master Registration Agreement in relation to premises to which the Exempt Supplier supplies or is required to supply electricity;

         (b) the exchange between the Licensee and Exempt Supplier of such information as is required for the performance of the Licensee's obligations in accordance with sub-paragraph (a);

         (c) the appointment by the Exempt Supplier of an appropriate provider of meter operation, data retrieval, data processing and data aggregation services in relation to premises to which it supplies electricity;

         (d) the apportionment and settlement by the Licensee of charges incurred by it by virtue of registrations under the Master Registration Agreement which are made, maintained and terminated in accordance with sub-paragraph (a);

         (e) the reimbursement by the Exempt Supplier (by way of indemnity) of all charges incurred by the Licensee by virtue of registrations made and maintained in accordance with sub-paragraph (a);

         (f) the provision by the Exempt Supplier to the Licensee of reasonable security or collateral for the performance of its obligations under the agreement; and

         (g) the varying of the agreement, including the making of amendments necessary to give effect to any determination made by the Director in respect of the agreement.

3. On application made by any private electricity supplier the Licensee shall (subject to sub-paragraph 7(a)) offer to enter into an agreement for the provision within its authorised area of access to a system which supports the supply of electricity to Designated Customers with prepayment meters ("prepayment meter services"), such system providing as may be reasonably appropriate for prepayment meters which require tokens, cards or keys for their operation and comprising facilities for:

         (a) (where requested) the purchase by private electricity suppliers and/or encoding with data of tokens, cards or keys;

         (b) the use by customers of local outlets for the purchase of tokens and the crediting with value of cards or keys;

         (c) the making of payments to suppliers in respect of sums received by the Licensee on behalf of customers; and

        (d) where relevant, the transfer of customer data to private electricity suppliers.

4. In making an offer to enter into any agreement specified in paragraph 1 to 3, the Licensee shall set out:

         (a) the date by which the services required shall be provided (time being of the essence unless otherwise agreed between parties);

         (b) the charges to be paid in respect of the services required, such charges (unless manifestly inappropriate):

                  (i) to be presented in such a way as to be referable to the statements prepared in accordance with paragraph 1 of Condition 35 or any revision thereof; and

                  (ii) to be set in conformity with the requirements of Condition 35; and

         (c) such other detailed terms in respect of each of the services required as are or may be appropriate for the purpose of the agreement.

5. The Licensee shall offer terms for agreements in accordance with paragraphs 1 to 3 as soon as practicable and (save where the Director consents to a longer period) in any event not more than the period specified in paragraph 6 after receipt by the Licensee (or its agent) from any person of an application containing all such information as the Licensee may reasonably require for the purpose of formulating the terms of the offer.

6.       For the purpose of paragraph 5, the period specified shall be:

         (a) in the case of persons seeking exempt supply services, prepayment meter services or top-up or standby supplies or sales of electricity only, 28 days; or

         (b) in the case of persons seeking top-up or standby supplies or sales of electricity in conjunction with connection, 3 months.

7. The Licensee shall not be obliged pursuant to this Condition to offer to enter or to enter into any agreement:

         (a) under paragraphs 1 to 3, if to do so would be likely to involve the Licensee being:

                  (i)      in breach of its duties under section 9 of the Act;

                 (ii) in breach of the Electricity Supply Regulations 1988 or of any regulations made under section 29 of the Act or of any other enactment relating to safety or standards applicable in respect to the Distribution Business;

                  (iii)    in breach of the Grid Code or the Distribution Code;
                           or

                  (iv)     in breach of the Conditions;

         (b) under paragraph 1 or 2, if the person making the application does not undertake to be bound, in so far as applicable, by the terms of the Distribution Code or the Grid Code from time to time in force;

         (c) under paragraph 2, if the person making application ceases to be an Exempt Supplier.

8. The Licensee shall undertake the provision of prepayment meter services in the most efficient and economic manner practicable having regard to the alternatives available and the other requirements of this Licence and of the Act in so far as they relate to the provision of those services.

Condition 35C. Arrangements in respect of Standard Terms of Connection
------------------------------------------------------------------------

1. The Licensee shall not enter into a contract with a customer for the supply of electricity to premises which are to be supplied through an established connection without at the same time (in respect of such premises and for the benefit of the Distribution Business) entering into an agreement with the customer on the Standard Terms of Connection.

Condition 35D. Functions of the Director
----------------------------------------

1. If, after a period which appears to the Director to be reasonable for the purpose, the Licensee has failed to enter into an agreement with any person entitled or claiming to be entitled thereto pursuant to a request under Condition 35B, the Director may, on the application of such person or the Licensee, settle any terms of the agreement in dispute between the Licensee and that person in such manner as appears to the Director to be reasonable having (in so far as relevant) regard in particular to the following considerations:

         (a)      that such person should pay to the Licensee:

                  (i) in the case of the provision of top-up or standby supplies or sales of electricity, such sum as is determined in accordance with paragraph 6 of Condition 35;

                  (ii) in the case of exempt supply services, such sum as is determined in accordance with paragraph 7 of Condition 35; and

                  (iii) in the case of prepayment meter services, the whole or the appropriate proportion of such sum as is determined in accordance with paragraph 9 of Condition 35;

         (b) that the performance by the Licensee of its obligations under the agreement should not cause it to be in breach of those provisions referred to at sub-paragraph 7(a) of Condition 35B;

         (c) that the terms and conditions of the agreement so settled by the Director and of any other agreements entered into by the Licensee pursuant to a request under Condition 35B should be, so far as circumstances allow, in as similar a form as is practicable; and

         (d) in the case of exempt supply services, that the agreement for the provision of exempt supply services should make provision for all the matters set out at paragraph 2 of Condition 35B.

2. In so far as any person entitled or claiming to be entitled to an offer under Condition 35B wishes to proceed on the basis of the agreement as settled by the Director, the Licensee shall forthwith enter into and implement such agreement in accordance with its terms.

3. If either party to such agreement proposes to vary the contractual terms of any agreement for exempt supply services or for prepayment meter services entered into pursuant to Condition 35B or this Condition in any manner provided for under such agreement, the Director may, at the request of that party, settle any dispute relating to such variation in such manner as appears to the Director to be reasonable.

4. The Director may (following consultation with the Licensee) issue directions relieving the Licensee of its obligations under Condition 35B relating to prepayment meter services in respect of such parts of that Condition and to such extent as may be specified in the directions.

Condition 36. Provision of information to customers about security and safety
-----------------------------------------------------------------------------
of supplies
-----------

1. The Licensee shall make arrangements to keep each of its customers informed of the postal address and telephone number of an enquiry service established and operated for use by any person for the purposes of receiving reports and offering information, guidance or advice about any matter or incident that:

         (a) causes danger or requires urgent attention, or is likely to cause danger or require urgent attention, in relation to the supply or distribution of electricity; or

         (b) affects or is likely to affect the maintenance of the security, availability and quality of service of the Licensee's Distribution System.

2. The enquiry service referred to at paragraph 1 must be such a service as shall:

         (a)      be provided without charge to the user at the point of use;

         (b) be available to receive and process telephone reports and enquiries at all time on every day of each year; and

         (c)      be operational no later than 31 March 1998.

3. The Licensee may discharge the duty imposed by paragraph 1 by providing the requisite information to each of its customers:


         (a) on the occasion of the customer first commencing to take a supply from the Licensee; and

         (b)      either:

                  (i) where bills or statements in respect of charges for the supply of electricity are rendered to the customer, on a quarterly basis (it being sufficient that the information is included on or with any bill or statement); or

                  (ii) where no bills or statements in respect of charges for the supply of electricity are rendered to the customer, on an annual basis and by publishing such information in such manner as will in the opinion of the Licensee secure adequate publicity for it.

4. The Licensee shall, in so far as is practicable, take steps to inform each of its customers of any change to the address or telephone number of the service referred to at paragraph 1 prior to such change becoming effective.

Condition 37. Procedures for the detection and prevention of theft, damage and
------------------------------------------------------------------------------
meter interference
-------------------

1. The Licensee shall (and shall ensure that its agents) take all reasonable steps to detect and prevent:

         (a)      the theft of electricity at premises which are supplied by it;

         (b) damage to any electrical plant, electric line or electricity meter through which such premises are supplied; and

         (c) interference with any electricity meter through which such premises are supplied.

2. Where a person other than the Licensee is the owner of any electrical plant, electric lines or meter through which the Licensee supplies electricity to premises, the Licensee shall, as soon as is reasonably practicable, inform that person of any incident where it has reason to believe:

         (a) there has been damage to such electrical plant, electric line or meter; or

         (b) there has been interference with the meter to alter its register or prevent it from duly registering the quantity of electricity supplied.

Condition 38. Agreements for the provision of meters
-----------------------------------------------------

1. The Licensee shall not, in the course of its Supply Business, enter into an agreement with any person for the provision of an electricity meter at any premises (whatever the nature of that agreement) which is intended or is likely to restrict, distort or prevent competition in the supply of electricity.

Condition 39. Generation Security Standard
------------------------------------------

1. The Licensee shall make arrangements sufficient to meet the generation security standard.

2. The duty imposed by paragraph 1 shall be discharged either by the Licensee complying with the provisions of paragraph 3 below or by the making by the Licensee of such other arrangements as may have been previously approved in writing for the purpose by the Director.

3. The Licensee may discharge the duty imposed by paragraph 1 by, for so long as the relevant condition is met, purchasing as a pool member under the terms of the Pooling and Settlement Agreement quantities of electricity which are at all times sufficient to meet the demands of all qualifying customers of the Licensee.

4. The relevant condition referred to in paragraph 3 is that there should at any relevant time be electricity available to be purchased under the terms of the Pooling and Settlement Agreement at a price less than the ceiling price.

5. The Licensee shall upon request by the Director provide to the Director such information as the Director may require for the purpose of monitoring compliance with this Condition and to enable the Director (having regard to his statutory duties) to review the operation of the generation security standard.

6. The provisions of this Condition are without prejudice to the duties of the Licensee under the Electricity Supply Regulations 1988.

7.       In this Condition:

         "ceiling price"                           means such price as would be equal to the Pool
                                                   Selling Price in circumstances where the
                                                   corresponding Pool Purchase Price was an
                                                   amount equal to  the Value of Lost Load.

         "generation security standard"            means such standard of generation security as
                                                   will ensure that:

                                                   (a)      the supply of electricity to qualifying
                                                            customers will not be discontinued in
                                                            more than 9 years in any 100 years; and

                                                   (b)      the voltage or frequency of electricity
                                                            supplied to qualifying customers will
                                                            not be reduced below usual operational
                                                            limits in more than 30 years in any 100
                                                            years

                                                   by reason of insufficiency of electricity
                                                   generation available for the purposes of supply
                                                   by the Licensee to its qualifying customers at
                                                   times of annual system peak demand.

         "Pool Purchase Price" and                 shall each have the meaning from time to time
         "Pool Selling                             ascribed Price" to them in Schedule 9 to the Pooling
                                                   and Settlement Agreement.

         "qualifying customer"                     means any purchaser from the Licensee entitled
                                                   and requiring at any time to be supplied by the
                                                   Licensee at premises within the authorised area
                                                   of the Licensee but shall exclude:

                                      229

                                                   (a)      a contract purchaser under an
                                                            interruptible contract or a contract
                                                            containing load management terms to
                                                            the extent that supplies to that purchaser
                                                            may be interrupted or reduced in
                                                            accordance with the terms of that
                                                            contract; and

                                                   (b)      a tariff customer on special tariffs which
                                                            restrict supplies to particular time
                                                            periods to the extent that supplies to that
                                                            customer may  be interrupted or reduced
                                                            in accordance with such tariff.

         "Value of Lost Load"                      means in respect of the first financial year, the sum
                                                   of(pound)2  per kWh and, in respect of each succeeding
                                                   financial year, the sum which  corresponds to(pound)2 per kWh as  adjusted  to reflect  the  percentage  change in the
                                                   Retail  Price  Index  between  the  index  published  or
                                                   determined  in  respect  to the  December  prior  to the
                                                   start of that financial year and the index  published or
                                                   determined for December 1989.


Condition 40. The Master Registration Agreement
-----------------------------------------------

1. The Licensee shall be a party to and shall comply with the provisions of the Master Registration Agreement.

Condition 41. Restriction on use of certain information
-------------------------------------------------------

1. Any information relating to or deriving from the management or operation of the Distribution Business shall, for the purposes of this Condition, be treated as confidential information.

2. The Licensee shall (and shall procure that its affiliates and related undertakings shall) ensure that any of its (or its affiliates' or related undertakings') employees, agents, advisers, consultants or contractors who:

         (a)      is engaged in the management or operation of the Supply
                  Business; and

         (b)      is in possession of or has access to confidential information shall not use such information in a manner which may obtain for the Licensee (or any affiliate or related undertaking of the Licensee) any commercial advantage in the operation of the Supply Business or the Second Tier Supply Business.

3.       In this Condition:

        "confidential information"       bears the meaning given at paragraph 1.

Condition 42. Compliance with the Grid Code
-------------------------------------------

1. The Licensee shall comply with the provisions of the Grid Code in so far as applicable to it.

2. The Director may (following consultation with the Transmission Company) issue directions relieving the Licensee of its obligation under paragraph 1 in respect of such parts of the Grid Code and to such extent as may be specified in those directions.

Condition 43. Security arrangements
-----------------------------------

1. The Licensee shall comply with the provisions of the Fuel Security Code and such provisions shall have effect as if they were set out in this Licence.

Condition 44. Pooling and Settlement Agreement
----------------------------------------------

1. The Licensee shall be a pool member under, and comply with the provisions of, the Pooling and Settlement Agreement.

Condition 45. Conditions of supply affecting customers' statutory rights
------------------------------------------------------------------------

1.       The Licensee shall not include in or send with any notice given under
         Section 16(3) of the Act, or any form provided to customers for use in giving notice under Section 16(2) of the Act, or any notice sent to customers prior to their entering into a tariff or special agreement, an invitation to agree to anything which, by virtue of the Act, may only be done or (as the case may be) not done:

         (a)      with the agreement of that customer; or

         (b) in any case where that customer withholds his agreement or makes that agreement subject to terms and conditions to which the Licensee objects, with the approval or consent or by order of the Secretary of State unless the form and terms of such invitation have first been submitted to and approved by the Director.

2.       Nothing in paragraph 1 shall prevent the Licensee from:

         (a) inviting or requiring a customer to take a supply of electricity under a special agreement in accordance with
                  Section 22 of the Act; or

         (b) including in any such notice any provision or condition which the Licensee is required or permitted to include in such notice by virtue of Section 16(4) of the Act.

3. The Licensee shall include in any form provided to a customer for use in giving notice under Section 16(2) of the Act a prominent statement of the right of such customer to apply to the Director for the determination of any dispute arising out of the proposed terms of supply.

Condition 46. Code of practice on payment of bills and guidance for dealing
--------------------------------------------------------------------------
with customers in difficulty
----------------------------

1. The Licensee shall, no later than 1 January 1998, prepare and submit to the Director for his approval a code of practice concerning the payment of electricity bills by its Domestic Customers, including appropriate guidance for the assistance of such customers who, through misfortune or inability to cope with electricity supplied on credit terms, may have difficulty in paying such bills.

2. The code of practice shall include procedures by which the Licensee can distinguish customers in difficulty (the "relevant customers") from others in default and can:

         (a) provide general information as to how relevant customers might reduce their bills in the future by the more efficient use of electricity;

         (b) where such a facility is available, accept in payment for electricity supplied sums which are deducted at source from social security benefits payable to relevant customers;

         (c) detect failures by relevant customers to comply with arrangements entered into for paying by instalments charges for electricity supplied;

         (d) make such arrangements so as to take into account the customers' ability to comply with them;

         (e) ascertain with the assistance of other persons or organisations, the ability of customers to comply with such arrangements;

        (f) provide for customers who have failed to comply with such arrangements, or procure for them the provision of, a prepayment meter (where safe and practicable to do so); and

         (g) arrange for the calibration of any prepayment meter so provided so as to take into account the customers' ability to pay any of the charges due from them under such arrangements in addition to the other charges lawfully being recovered through the prepayment meter.

3. In formulating the procedures referred to at paragraph 2 the Licensee shall have particular regard:

         (a) to the purpose of avoiding, in so far as is practicable, the disconnection of premises occupied by relevant customers otherwise than following compliance by the Licensee with such procedures; and

         (b) to the interests of relevant customers who are of pensionable age or disabled or chronically sick and to the purpose of avoiding, in so far as is practicable, the disconnection of premises occupied by such customers during the winter months of each year, and the procedures shall be designed for the achievement of such purposes.

4.       This Condition is subject to the provisions of Condition 52.

Condition 47. Provision of supply services for persons who are of pensionable
-----------------------------------------------------------------------------
age or disabled or chronically sick
-----------------------------------

1. The Licensee shall, no later than 1 January 1998, prepare and submit to the Director for his approval a code of practice detailing the special services the Licensee will make available for Domestic Customers who are of pensionable age or disabled or chronically sick.

2. The code of practice shall include arrangements by which the Licensee will where appropriate, in respect of its customers:

         (a) provide where practicable special controls and adaptors for electrical appliances and meters (including prepayment meters) and reposition meters (and shall set out any charges to be made for the provision of such services);

         (b) provide special means of identifying persons acting on behalf of the Licensee;

         (c)      give advice on the use of electricity;

         (d) send bills in respect of the supply of electricity to a customer to any person who is willing to be sent such bills and is nominated by that customer (without prejudice, however, to the right of the Licensee to send such bills both to the customer and to the nominated person where that appears appropriate to the Licensee);

         (e) make available (free of charge) to blind and partially sighted customers, by telephone or other appropriate means, information concerning the details of any bill relating to the supply of electricity to them and a facility for enquiring or complaining in respect of any such bill or any service provided by the Licensee; and

         (f) make available (free of charge) to deaf and hearing impaired customers, being in possession of appropriate equipment, facilities to assist them in enquiring or complaining about any bill relating to the supply of electricity to them or any service provided by the Licensee.

3. The code of practice shall further include arrangements whereby the Licensee will:

         (a) take reasonable steps to draw the attention of its customers to the existence of a register of customers who may be expected, by virtue of being of pensionable age or disabled or chronically sick, to require:

                  (i) information and advice in respect of the matters set out at paragraph 2; or

                 (ii) advance notice of interruptions to the supply of electricity;

         (b) maintain such a register, comprising the relevant details of each customer who requests his inclusion on it; and

         (c) give to those customers so registered such information and advice in respect of the matters set out at paragraph 2 or in respect of interruptions to the supply of electricity as may be appropriate and is of such nature as shall be set out in the code of practice.

4.       This Condition is subject to the provisions of Condition 52.

Condition 48. Code of practice on procedures with respect to site access
------------------------------------------------------------------------

1. The Licensee shall, no later than 1 January 1998, prepare and submit to the Director for his approval a code of practice setting out the principles and procedures the Licensee will follow in respect of any person acting on its behalf who requires access to customers' premises.

2. The code of practice shall include procedures calculated to ensure that persons visiting customers' premises on behalf of the Licensee:

         (a)      possess the skills necessary to perform the required duties;

         (b)      are readily identifiable to members of the public;

         (c)      use passwords provided for vulnerable customers;

         (d) are appropriate persons to visit and enter customers' premises; and

         (e) are able to inform customers, on request, of a contact point for help and advice they may require in relation to the supply of electricity.

3.       This Condition is subject to the provisions of Condition 52.

Condition 49. Supply Business standards of performance
------------------------------------------------------

1. The Licensee shall conduct its Supply Business in the manner which it reasonably considers to be best calculated to achieve any standards of overall performance or standards of performance in connection with the promotion of the efficient use of electricity by customers, as may be determined by the Director pursuant to Sections 40 and 41 respectively of the Act.

2. In making payments in accordance with any standards of performance the Licensee shall not discriminate:

         (a)      between any persons or class or classes thereof; or

         (b) as between the Licensee and any persons or class or classes thereof.

Condition 50. Efficient use of electricity
------------------------------------------

1. The Licensee shall, no later than 1 January 1998, prepare and submit to the Director for his approval a code of practice setting out the ways in which the Licensee will make available to customers such guidance on the efficient use of electricity as will, in the opinion of the Licensee, enable them to make informed judgments on measures to improve the efficiency with which they use the electricity supplied to them. Such code of practice shall include, but shall not be limited to:

         (a) the preparation and making available free of charge to any customer who requests it of a statement, in a form approved by the Director, setting out information and advice for the guidance of customers in the efficient use of electricity supplied to them;

         (b) the making of arrangements for maintaining sources from which customers may obtain further information about the efficient use of electricity supplied to them, including the maintenance of a telephone information service; and

         (c) the preparation and making available free of charge to any customer who requests it of a statement or statements of sources (to the extent that the Licensee is aware of the same) outside the Licensee's organisation from which customers may obtain additional information or assistance about measures to improve the efficiency with which they use the electricity supplied to them, such statement or statements to include basic information which is publicly available on financial assistance towards the costs of such measures available from Central or Local Government or through bodies in receipt of financial support from Government in connection with measures to promote the efficiency of energy use.

2. Where the Director (who may have regard to the need for economy, efficiency and effectiveness before giving directions under this paragraph) gives directions to do so, the Licensee shall:

         (a)      review and prepare a revision of the code of practice;

         (b) take steps to bring to the attention of customers information on the efficient use of electricity supplied to them; and

         (c) send to each customer a copy of any information published by the Director pursuant to Section 48 of the Act in such manner and at such times as will comply with those directions.

3.       This Condition is subject to the provisions of Condition 52.

Condition 51. Supply Business complaint handling procedure
----------------------------------------------------------

1. The Licensee shall, no later than 1 January 1998, prepare and submit to the Director for his approval a code of practice detailing the procedure for handling complaints from customers about the manner in which the Licensee conducts its Supply Business.

2. Any procedure established in accordance with this Condition shall specify the periods within which it is intended that different descriptions of complaint should be processed and resolved.

3. This Condition is subject to the provisions of Condition 52.

Condition 52. Preparation, review of and compliance with customer service codes
-------------------------------------------------------------------------------

1. This Condition applies to any code of practice required to be prepared by the Licensee pursuant to Condition 46 to 48 and Condition 50 to 51 of this Licence.


2. In first preparing such a code the Licensee shall, prior to submitting that code to the Director, consult the Relevant Consumers' Committee and shall have regard to any representations made by the committee about such code or the manner in which it is likely to be operated.

3. Where before the expiry of 30 days of the Licensee first submitting such code to the Director for his approval the Director notifies the Licensee that the Director considers the code is not sufficient for the purposes of meeting the requirements of this Licence the Licensee shall forthwith make such changes as the Director may require.

4. The Licensee shall, whenever requested to do so by the Director, review such code and the manner in which it has been operated, with a view to determining whether any modification should be made to it or to the manner of its operation.

5. In carrying out any such review the Licensee shall consult the Relevant Consumers' Committee and shall have regard to any representations made by it about such code or the manner in which it is likely to be or (as the case may be) has been operated.

6. The Licensee shall submit any revision of such code which, after consulting the Relevant Consumers' Committee in accordance with paragraph 5, it wishes to make, to the Director for his approval and following his approval in writing shall then revise the code.

7.       The Licensee shall:

         (a) as soon as practicable following the preparation of any code or any revision made to it send to the Director and the Relevant Consumers' Committee a copy of such code or such revision (in each case in the form approved by the Director);

         (b) draw the attention of those of its customers to whom such code applies to the existence of the code and of each substantive revision of it and to the means by which they may inspect a copy of such code in its latest form; and

         (c) give or send free of charge a copy of such code (as from time to time revised) to any person who requests it.

8. No changes may be made to any code otherwise than in accordance with the foregoing procedures.

9. The Licensee shall ensure, so far as reasonably practicable, that it complies with such arrangements or procedures (as the case may be) as are contained in or described by any code to which this condition applies and approved by the Director or any revision to such code approved by the Director.

Condition 53. Record of and report on Supply Business performance
-----------------------------------------------------------------

1. The Licensee shall keep a record of its general operation of the arrangements mentioned in Condition 46 to 51 and if the Director so directs in writing, of its operation of any particular cases specified, or of a description specified, by him.

2. The Licensee shall keep a statistical record of the performance of the Supply Business in relation to the provision of electricity supply to its Designated Customers under the terms of contracts or in accordance with tariffs fixed under Section 18 of the Act, including services relating to:

         (a) the amounts of electricity supplied and the recovery of electricity charges for each of the principal payment methods and for each set of the contract or tariff terms offered;

         (b) the disconnection of customers for non-payment of bills and breach of payment arrangements agreed following such non-payment;

         (c)      the holding of security deposits;

         (d) the installation of prepayment meters calibrated to recover customer debts;

         (e) the offering of appointments and the making of visits to customers' premises;

         (f) the response made to enquiries concerning electricity supply matters;

         (g) the nature of guidance as to the efficient use of electricity given and the measures to improve the efficient use of electricity introduced by the Licensee; and

         (h) payments made to customers pursuant to the standards of performance prescribed by the Director in accordance with regulations made under Section 39 of the Act or in accordance with paragraph 2 of Condition 22.

3. The Licensee shall, from time to time as required by the Director, provide to the Director and to the Relevant Consumers' Committee such of the information contained in the records prepared in accordance with paragraphs 1 and 2 as the Director may request in writing.

4. As soon as is reasonably practicable after the end of each calendar year, the Licensee shall submit to the Director and the Relevant Consumers' Committee a report dealing with the matters mentioned in paragraphs 1 and 2 in relation to that year and shall:

         (a) publish the report so submitted in such manner as will in the reasonable opinion of the Licensee secure adequate publicity for it; and

         (b)      send a copy of it free of charge to any person requesting one,

         except that, in performing its obligations under sub-paragraphs 4(a) and (b), the Licensee shall exclude from the report such information as appears to it to be necessary or expedient to ensure that, save where they consent, individual Designated Customers referred to therein cannot readily be identified.

5. The report shall be presented, so far as is reasonably practicable, in a standard form designated by the Director for the purposes of this Condition.

Condition 54. Information given to Designated Customers
-------------------------------------------------------

1. The Licensee shall keep each of its Designated Customers (save insofar as he receives an unmetered supply) informed of the amount of electricity which, since he was last informed, its records show as having been consumed by that customer:

         (a)      according to the meter through which he is supplied; or

         (b) where no meter reading is available, according to the estimate of the Licensee.

2.       The Licensee shall keep each of its Designated Customers informed:

         (a) that the Relevant Consumers' Committee or the Director can assist in resolving complaints which the Licensee has not resolved to the customer's satisfaction; and

         (b) of how the appropriate office of the Committee or the Director can be contacted.

3. The Licensee may discharge its duties under paragraphs 1 and 2 by providing the relevant information on or with each bill or statement given to a customer in respect of charges for the supply of electricity, and annually to each customer to whom no such bills or statements are rendered.

Condition 55. Publication of information to customers
-----------------------------------------------------

1. Subject to paragraph 3, the Licensee shall inform each of its customers of a number or numbers ("the Supply Number(s)") relevant to the registration, under the Master Registration Agreement, of a supplier of electricity to the premises owned or occupied by such customer:

         (a) in a form in accordance with the terms of a direction issued by the Director, on each bill or statement given to the customer in relation to the supply of electricity; and

         (b) annually where the customer does not receive such a bill or statement.

2. The Supply Number shall consist of a number of data items, each of which shall be represented by a numerical identifier which shall:

         (a) have the number of digits specified in a direction issued by the Director;

         (b)      be approved by the Director; and

         (c)      be used by the Licensee in common with all Electricity
                  Suppliers.

3. The Director may issue a direction relieving the Licensee of its obligation under paragraphs 1 and 2 to such extent and subject to such terms and conditions as he may specify in that direction.

Condition 56. Relations with the Relevant Consumers' Committee
--------------------------------------------------------------

1. The Licensee shall meet with the Relevant Consumers' Committee whenever requested to do so by that committee, up to a maximum of six times in every year during the period of this Licence.

2. Without prejudice to paragraph 1, the Licensee shall meet the Relevant Consumers' Committee at least once in every year during the period of this Licence.

3. In at least one meeting with the Relevant Consumers' Committee in every year during the period of this Licence, the Licensee shall be represented by one or more directors of the Licensee.

Condition 57. Health and safety of employees
--------------------------------------------

1. The Licensee shall, together with all other licensees, consult with appropriate representatives of persons employed by itself and by those licensees in order to establish and maintain an appropriate machinery or forum for the joint consideration of matters of mutual concern in respect of the health and safety of such persons.

2.       In this Condition:


         "licensees"                means all holders of licences granted under
                                    Section 6(1)(a), 6(1)(b), 6(1)(c) and 6(2)
                                    of the Act.

Condition 58. Designated Premises
---------------------------------

1. For the purposes of this Licence, the question whether any premises are "Designated Premises" shall be determined in accordance with the provisions of this Condition.

2.       Premises are Designated Premises if they are either:

         (a)      Domestic Premises; or

         (b) premises at which, in the reasonable expectation of the Licensee at the time of entering into a contract for the supply of electricity to such premises, the normal annual consumption of electricity will amount to no more than 12,000 kWh, but excluding premises referred to at sub-paragraph (b) which receive an unmetered supply, or which are supplied through half-hourly or maximum demand metering equipment or under the terms of a multi-site contract.

3. For the purposes of this Condition, a "multi-site contract" is a contract for the supply of electricity both to any premises which do not fall within the terms of sub-paragraphs 2(a) or (b) and to one or more other premises (not being Domestic Premises), all of which premises are owned or occupied by:

         (a) the same person or body of persons whether corporate or unincorporate; or

         (b) an undertaking (the "principal undertaking") and any holding company, subsidiary, or subsidiary of the holding company of that principal undertaking, or any other undertaking in which the principal undertaking has a participating interest.

4. Any premises supplied by the Licensee which (in accordance with paragraphs 1 to 3) were not Designated Premises at the time at which the Licensee entered into a contract for their supply shall, notwithstanding subsequent changes to the nature or level of the consumption of electricity at those premises, not become Designated Premises for the purposes of this Licence prior to the time at which they cease to be supplied by the Licensee.

5. Any premises supplied by the Licensee which (in accordance with paragraphs 1 to 3) were Designated Premises at the time at which the Licensee entered into a contract for their supply shall cease to be Designated Premises for the purposes of this Licence where:

         (a) they have been continuously supplied by the Licensee for a period of at least 12 months and:


                  (i)      they are not, or are no longer, Domestic Premises;
                           and

                 (ii) it is reasonably to be expected that the normal annual consumption of electricity at the premises will amount to more than 12,000 kWh; or

         (b) (not being, or being no longer, Domestic Premises) the premises commence receipt of an unmetered supply or a supply through half-hourly or maximum demand metering equipment or under the terms of a multi-site contract.

6.       In this Condition:

         "maximum demand metering                    means metering equipment which is capable of
          equipment"                                 recording the demand for electricity supplied to
                                                     premises during the half hour of maximum demand
                                                     in any period of supply.

Condition 59. Terms for supply of electricity incompatible with Licence
-----------------------------------------------------------------------
Conditions
----------

1. Without prejudice to its rights and obligations under the Act, the Licensee shall not enter into, offer to enter into or enter into a variation of any contract for the supply of electricity to a customer at Designated Premises otherwise than on terms which comply with the Licensee's obligations under this Licence.

2. The Licensee shall not enforce or take advantage of any term of a contract for the supply of electricity to a customer at Designated Premises if the inclusion of that term was in breach of the provisions of this Licence.

3. The Licensee shall not take advantage of the omission of any term from a contract for the supply of electricity to a customer at Designated Premises if the omission of that term was in breach of the provisions of this Licence.

Condition 60. Limitation on requirements for termination fees
-------------------------------------------------------------

1. Where the Licensee enters into any Designated Supply Contract in the circumstances set out at paragraph 2 it may not in such contract provide for the payment of any termination fee by the Designated Customer.

2. Paragraph 1 applies in respect of any Designated Supply Contract entered into prior to the date which is 90 days following the earliest date specified (and not subsequently withdrawn or varied to a later date) in any direction or variation of a direction issued by the Director, pursuant to condition 3 of the licence held by any Second Tier Supplier, in relation to the supply of electricity to all premises within the authorised area.

Condition 61. Revision of the Contract Terms Conditions
-------------------------------------------------------

1. The Director, in accordance with the provisions of this Condition, may from time to time review (in whole or in part) the provisions and operation of the Contract Terms Conditions in the licences of all Electricity Suppliers with a view to establishing whether any revision should be made to the Contract Terms Conditions in all such licences.

2.       At the commencement of any review by the Director, the Director shall:

         (a) give to all Relevant Parties a notice in writing which sets out the terms of the review and of any proposals in connection therewith and which invites the submission of any representations by a specified date (being not less than 28 days after the date of the notice); and

         (b) publish such notice or an accurate summary of it in a manner which will, in the opinion of the Director, secure adequate publicity for it.

3. On receiving from the Director notice of such a review the Licensee may submit any representations on matters within the terms of the review by the date specified in the notice.

4. As soon as practicable following the completion of any such review, the Director shall send to each Relevant Party, and to any person who has made representations to him by virtue of the notice published under sub-paragraph 2(b), a copy of:

         (a)      a report on the outcome of such review;

         (b) any revisions which he proposes to make, having regard to any representations received during such review, to the Contract Terms Conditions in the licences of all Electricity Suppliers;

         (c)      a statement of his reasons for proposing those revisions; and

         (d) a notice specifying the time (being not less than 28 days from the date the Director issues the notice) within which Electricity Suppliers which are entitled to supply electricity to Designated Premises shall state whether or not they consent to the proposed revisions to the Contract Terms Conditions in their licences.

5. A revision proposed to be made by the Director to the Contract Terms Conditions of all Electricity Suppliers may be made only where the Director is satisfied that the figures determined in accordance with paragraphs 6 and 7 (expressed as a percentage) are each not less than 90 per cent.

6. The figure determined in accordance with this paragraph shall be calculated under the following formula:

                                         C  x 100
                                        ---
                                        C+N

         where:

         C = the number of Designated Premises supplied on contract by consenting Electricity Suppliers; and

         N = the number of Designated Premises supplied on contract by non-consenting Electricity Suppliers as estimated (in each case) by the Director on the basis of the information most recently available to him.

7. The figure determined in accordance with this paragraph shall be calculated under the following formula:

                                        C  x 100
                                       ---
                                       C+N

         where:

         C =      the number of consenting Electricity Suppliers; and

         N =      the number of non-consenting Electricity Suppliers.

8. In paragraphs 6 and 7 the expressions "consenting" and "non-consenting" refer (as the case may be) to the consent or otherwise of Electricity Suppliers which are entitled to supply electricity to Designated Premises to the proposed revision to the Contract Terms Conditions in their licences.

9. Where the Director is satisfied that the figures determined in accordance with paragraphs 6 and 7 (expressed as a percentage) are each not less than 90 per cent the Director may amend the Contract Terms Conditions of the Licensee in accordance with the proposed revision.

10. No revision made to the Contract Terms Conditions by virtue of this Condition may introduce an obligation in respect of any matter other than one which:

         (a) is provided for, or is reasonably ancillary to a matter provided for, under the Contract Terms Conditions on the date on which such Conditions come into force;

         (b) concerns the terms of contracts offered or entered into by the Licensee for the supply of electricity to Designated Premises; or

         (c) concerns any dealings with customers by or on behalf of the Licensee prior to and for the purpose of offering or entering into contracts for the supply of electricity to Designated Premises.

11.      In this Condition:

         "Relevant Parties"                         means the Licensee, all other Electricity
                                                    Suppliers, the Electricity  Consumers' Committees
                                                    and such other persons or bodies as in the opinion
                                                    of the Director are representative of those likely to
                                                    be affected by a revision to the Contract Terms
                                                    Conditions.

                  Sub-Section (2) The Contract Terms Conditions
                  ---------------------------------------------

Condition 62. Designated Supply Contracts
-----------------------------------------

1. A Designated Supply Contract is a contract for the supply of electricity to Designated Premises, as varied from time to time, which complies with the provisions of this Condition.

2. Without prejudice to its rights and obligations under the Act, the Licensee shall not supply electricity to Designated Premises on contract except under a Designated Supply Contract.

3.       A Designated Supply Contract shall:

         (a) be in a standard form, save that there may be different forms for different areas, cases and circumstances;

         (b) set out all the terms and conditions, including terms as to price, on which the Licensee will supply electricity in the relevant case; and

         (c) contain terms reflecting the termination provisions of Condition 66 and 67.

4. Any Designated Supply Contract for both the supply of electricity and the provision of goods or services shall identify separately the charge for that supply from the charge for the goods or services.

5. Where a Designated Supply Contract may be terminated by a customer by virtue of any provision included in that contract in compliance with Condition 66 and 67, the Licensee may at its discretion accept a lesser period of notice than is specified in that provision.

6. Nothing in this Licence shall prevent the Licensee from entering into a Designated Supply Contract which contains provisions for its termination that are additional to and do not derogate from those set out at Condition 66 and 67.

Condition 63. Contractual terms
-------------------------------

1. Where the Licensee offers to supply electricity to Domestic Premises under Designated Supply Contracts, it shall have available forms of Designated Supply Contract which provide for the payment of charges for electricity supplied to Domestic Premises:

         (a)      by prepayment through a prepayment meter;

         (b)      by different methods, including:

                  (i) by cash, at such places and to such persons as are reasonable in all the circumstances; and

                  (ii)     by cheque, and

         (c)      at a reasonable range of different intervals, including:

                  (i)      paying monthly a predetermined sum; and

                  (ii)     paying quarterly in arrears.

2. Before entering into any contract to supply electricity to Domestic Premises (other than through a prepayment meter) the Licensee shall inform the customer of and offer to enter into Designated Supply Contracts which comply with sub-paragraphs 1(b) and (c).

3. The Licensee shall process all requests for a supply of electricity to Designated Premises without undue preference or undue discrimination.

4. The Licensee shall send copies of each of the forms of Designated Supply Contract (as revised from time to time) under which it supplies or offers to supply electricity:

         (a)     on receipt of a request, to any person; and

         (b) not later than the date on which it first offers to supply electricity under each such form of Designated Supply Contract (or revision thereof), to the Director.

5. The Licensee shall prepare, in respect of each form of Designated Supply Contract:

         (a) a document which sets out an accurate summary of the Principal Terms of that form of Designated Supply Contract; and

         (b) particulars of inducements offered to any person entering into such a contract which might reasonably be expected materially to influence the decision whether or not to enter into it.

6. The Licensee shall publish the documents and particulars referred to at paragraph 5 in a manner that will in the opinion of the Licensee secure adequate publicity for them, and shall send copies of them to the Director no later than the date on which they are published.

Condition 64. Notification of terms
-----------------------------------

1. Before entering into any Designated Supply Contract the Licensee shall take all reasonable steps to draw the attention of the customer to the Principal Terms of the contract.

2. Where the Licensee has entered into a Designated Supply Contract it shall (except where it has already done so) provide the customer within 2 working days of the date of the contract with a copy of its full terms and conditions.

3. Subject to paragraph 4 the Licensee shall, at least 30 days before any Designated Supply Contract to supply electricity for a specified period is due to expire, send to the customer:

         (a) a written offer to enter into a new contract for supply from the date of expiry of the existing contract, drawing the attention of the customer to the Principal Terms relevant to that offer;

         (b) an accurate summary of the Principal Terms of other contracts which the Licensee will make available to the customer; and

         (c) details of how the customer can obtain continuity of supply from the Licensee.

4.       Paragraph 3 shall not apply where:

         (a) the customer has informed the Licensee that he does not wish to continue to be supplied by it after the expiry of the existing contract; or

         (b) it is not reasonable in all the circumstances for the Licensee to be required to continue to supply that customer and the Licensee has (at least 30 days before the contract was due to expire) both notified the customer to that effect and informed him that he must make arrangements to obtain a supply from another Electricity Supplier.

5. Where a Designated Supply Contract allows for its unilateral variation (in any respect) by the Licensee and is so varied to the significant disadvantage of the customer, the Licensee shall within 10 days of the variation give to the customer written notice:

         (a)     of the variation;

         (b)     of the customer's right to terminate the contract; and

         (c)     of the effect of paragraph 6.

6. Where a customer gives to the Licensee a valid notice of termination within 14 days of receiving notice under paragraph 5, the Licensee shall treat the variation as ineffective and shall neither enforce nor take advantage of it.

7. Where the Licensee believes that any of its customers no longer occupies or is about to vacate Designated Premises to which it supplies electricity, it shall as soon as reasonably practicable provide any new occupier of those premises with an accurate summary of the Principal Terms of contracts it will make available to him.

Condition 65. Security deposits
-------------------------------

1. The Licensee shall not, in respect of the supply of electricity under any Designated Supply Contract, require a deposit:

         (a) where the customer is prepared to be supplied through a prepayment meter and it is reasonably practicable in all the circumstances (including in particular the risk of loss or damage) for the Licensee to provide such a meter; or

         (b) where it is otherwise unreasonable in all the circumstances to do so.

2. Any deposit required of a Designated Customer may be 1 1/2 times the value of the average quarterly consumption of electricity reasonably expected at the relevant premises, or more if that is reasonable in all the circumstances.

3. Where the Licensee requires a deposit of a Designated Customer it shall at the same time inform that customer of the effect of paragraphs 5 and 7.

4. Where the Licensee holds any deposit it shall pay interest, at a rate it shall fix from time to time with the approval of the Director, on every sum of 50p deposited for every 3 months during which that sum is held.

5. Subject to paragraph 6, any deposit given by a Designated Customer shall be repaid (with interest) by the Licensee:

         (a within 14 days where, in the previous 12 months, the customer has paid all charges for electricity supplied within 28 days of each written demand made; or

         (b) as soon as reasonably practicable, and in any event within 1 month, where the Licensee has ceased to supply the customer and the customer has paid all charges for electricity supplied.

6. Sub-paragraph 5(a) shall not apply where it is reasonable in all the circumstances for the Licensee to retain the deposit.

7. Any dispute arising under this Condition between the Licensee and a Designated Customer may be referred by either party to the Director. The Director shall determine any such dispute, following such practice and procedure as he considers appropriate.

Condition 66. Termination of contracts on notice
------------------------------------------------

1. Each Designated Supply Contract shall contain a term allowing the customer to terminate such contract at any time by:

         (a)     giving to the Licensee a valid notice of termination; and

         (b) subject to paragraph 6, paying to the Licensee on demand a termination fee.

2. A notice of termination is valid where it is given at least 28 days in advance of the date on which it is to take effect and where, not later than that date, the requirements of paragraphs 3 and (unless the Licensee expressly agrees to waive it) 4 are satisfied.

3.       The requirement of this paragraph is that either:

         (a) another Electricity Supplier commences a supply of electricity to the relevant premises; or

         (b the relevant premises are cut off because the customer at those premises has ceased to require a supply.

4. The requirement of this paragraph is that no charges for electricity supplied to the customer (whether at the relevant premises or at any premises previously occupied by him), having been demanded in writing prior to the notice of termination being given, remain owing to the Licensee more than 28 days after that demand was made.

5. Each Designated Supply Contract shall provide that a notice of termination which is not valid shall not be effective to terminate such contract.

6.       A termination fee shall not be demanded of a customer where:

         (a)     the contract was terminated under any provision of Condition
                 67;

         (b the contract was a contract of indefinite length, and was terminated other than during a fixed term period;

         (c the Licensee notified the customer, under paragraph 5 of Condition 64, of a unilateral variation of the contract and the customer gave notice of termination in accordance with paragraph 6 of that Condition; or

         (d) the contract was a contract to which paragraph 4 of Condition 67 applied and the Licensee did not, before entering into it, take all reasonable steps to draw the attention of the customer to the effect of the term set out at that paragraph.

7. Where a termination fee is payable, it shall be of an amount not greater than that which the Licensee may in all the circumstances reasonably require.

Condition 67. Termination of contracts in specified circumstances
------------------------------------------------------------------

1. Each Designated Supply Contract shall provide that the contract will terminate:

         (a) on the date on which the customer ceases to own or occupy the relevant premises, having given the Licensee at least 2 working days' notice of that date; or

         (b) where the customer has ceased to own or occupy the premises without giving the Licensee at least 2 working days' notice, on the first in time of:

                 (i) the second working day after he has given notice to the Licensee;

                 (ii)     the next day on which the meter is due to be read;
                          and

                 (iii) the date on which any subsequent owner or occupier enters into a contract or tariff agreement for the supply of electricity to the premises.

2. Each Designated Supply Contract shall provide that where it is terminated by virtue of a term included in the contract in compliance with paragraph 1, the customer shall remain liable for any charges for the supply of electricity until the date of termination.

3. Each Designated Supply Contract shall provide that it may be terminated immediately by either party at any time after the Director or the Secretary of State has revoked this Licence.

4.       Any Designated Supply Contract which:

         (a) provides for the Licensee to supply electricity for a specified period of more than 12 months; or


         (b      contains an initial fixed term period,

         shall provide that it may be terminated immediately by the customer at any time within 5 working days of the date of the contract.

5. Where a Designated Supply Contract is for both the supply of electricity and the provision of goods or services:

         (a) any reference in the Contract Terms Conditions to its termination is a reference to its termination in respect of the supply of electricity alone; and

         (b on its termination by virtue of any provision of the Contract Terms Conditions, the Licensee may require the customer to give any reasonable security for his future compliance with the contract for the provision of goods or services.

Condition 68. Assignment of outstanding charges
-----------------------------------------------

1.       This Condition shall apply where:

         (a) the Licensee has commenced the supply of electricity to Domestic Premises at which a supply was previously given to its customer by the Previous Supplier;

         (b) the customer has failed to pay, within 28 days of receiving a demand in writing, any charges due from him to the Previous Supplier for the supply of electricity at those premises;

         (c) that failure occurred after either the Previous Supplier was informed of the change of supplier or the Licensee commenced supply to the premises (whichever is the earlier);

         (d the Previous Supplier has given written notice to the customer that it proposes to assign the debt to the Licensee, which may be entitled to reclaim from him its costs in recovering the debt; and

         (e) the Licensee has received from the Previous Supplier a notice in accordance with paragraph 2.

2.       A notice in accordance with this paragraph is one which:

         (a) is given at least 14 days after the notice referred to at sub-paragraph 1(d) and is received by the Licensee within 90 days of it commencing a supply to the premises;

         (b      specifies the amount of the debt which remains unpaid;

         (c) states that the Previous Supplier has used all reasonable endeavours to recover the debt, which remains unpaid at least 42 days after being demanded in writing; and

         (d states that the Previous Supplier intends to assign to the Licensee the debt, up to a maximum sum of one-third of the value (calculated in accordance with the charges of the Previous Supplier to the customer immediately before it ceased to supply him) of the average annual consumption reasonably expected of the customer.

3. Where this Condition applies the Licensee shall, within 60 days of receiving a notice under paragraph 2 and in consideration of the assignment of the debt, pay to the Previous Supplier the sum specified under sub-paragraph 2(d) (less, where they cannot be reclaimed from the customer, its reasonable costs of recovering that debt).

4. For the purposes of this Condition, a customer shall not be regarded as being in debt to the Previous Supplier to the extent to which that debt is genuinely in dispute.

5.       In this Condition:

         "Previous Supplier"                       means, in relation to any premises, the Electricity
                                                   Supplier which supplied electricity to those
                                                   premises immediately prior to the commencement
                                                   of supply by the Licensee.


Condition 69. Modification of provisions under Condition 66 and 68
------------------------------------------------------------------

1. In this Condition, the "relevant provisions" are the provisions of paragraph 4 of Condition 66 and Condition 68 of this Licence (or any of them).

2. Where the Director considers (having regard to any representations made to him) that in any specified class of cases the relevant provisions do not fulfil the requirements of paragraph 4, he may direct that they shall cease to have effect in that class of cases.

3. Where a direction under paragraph 2 has been made and the Director considers (having regard to any representations made to him) that in the specified class of cases the relevant provisions would fulfil the requirements of paragraph 4, he may direct that they shall again have effect in those cases.

4. The requirements of this paragraph are that, in the specified class of cases, the operation of the relevant provisions:

         (a) significantly reduces the number of unrecovered debts otherwise to be expected; or

         (b) involves expenditure in debt recovery which is less than the reduction in the value of unrecovered debts which it achieves.

5. Any direction under paragraphs 2 or 3 shall be made by a notice given to the Relevant Parties which shall specify:

         (a)     the relevant provisions to which it applies;

         (b)     the class of cases to which it applies; and

         (c) the date on which it shall have effect (being, in a direction under paragraph 3, at least 3 months after the notice is given).


6.       In this Condition:

         "Relevant Parties"                         means the Licensee, all other Electricity
                                                    Suppliers, the Electricity Consumers' Committees and
                                                    such other persons or bodies as in the opinion of the
                                                    Director are representative of those likely to be
                                                    affected by a revision to the relevant provisions.


Condition 70.  Marketing of electricity to Designated Customers
---------------------------------------------------------------

1. This Condition applies to the marketing activities of the Licensee in respect of the supply or the proposed supply of electricity to the Designated Premises.

2. This Condition shall cease to have effect on a date (the "termination date") which shall be 31 March 2000, provided that:


         (a) if the Director, after consultation with the Licensee, all other Electricity Suppliers, the electricity consumers' committees and such other persons or bodies as in the opinion of the Director are representative of those likely to be affected, gives notice for the purposes of this Condition generally:

                 (i) by publishing the notice in such a manner as the Director considers appropriate for the purpose of bringing it to the attention of persons likely to be affected by it; and

                 (ii) by sending a copy of the notice to all Electricity Suppliers and electricity consumers' committees,

                 that he considers that the development of competition in electricity supply is such as to require the continuation of any part of this Condition until such date - not later than two years from the termination date - as may be specified in the notice (the "new termination date"), then such part of this Condition as may be specified in the notice shall continue to apply as if for the termination date there were substituted the new termination date; and

         (b) notice under sub-paragraph (a) may be given on more than one occasion.

The Licensee shall:

         (a) set up appropriate procedures for the selection of staff employed or engaged in roles the principal duties of which involve oral communication with Designated Customers for the purposes of the marketing activities of the Licensee;

         (b) take all reasonable steps to ensure that each such person is trained so as to have a sufficient understanding of:

                 (i) the arrangements for competition in electricity supply in England & Wales; and

                 (ii) the Principal Terms of Designated Supply Contracts made available by the Licensee;

                 such that any relevant advice given by him to Designated Customers is not misleading;

         (c      take all reasonable steps to ensure that:

                 (i) a Designated Customer may readily identify the Licensee whenever he is contacted by a representative of the Licensee; and

                 (ii) any unsolicited contact made on behalf of the Licensee with any Designated Customer takes place at a reasonable time; and

         (d) take all reasonable steps to ensure that any agents or sub-contractors of the Licensee set up equivalent procedures and take equivalent steps to those set out at sub-paragraphs
                 (a), (b) and (c).

4. Where a contract has been entered into by a Designated Customer in the course either of a visit to his premises by a representative of the Licensee or of a telephone conversation between him and a representative of the Licensee, the Licensee shall, through a representative who is not engaged in activities leading to the making of contracts between the Licensee and customers, and not less than 24 hours nor more than 14 days after the date of the contract:

         (a) use its reasonable endeavours to contact the customer by telephone or by letter seeking his confirmation that:

                 (i) he understands that he has entered into an electricity supply contract;

                 (ii)     he is content to have entered into that contract; and

                 (iii) he is content with the way in which the marketing activities of the Licensee were conducted;

         (b) if in the course of such telephone contact, or within a reasonable period of the despatch of such a letter, the customer indicates that he is not content to have entered into the contract and wishes to terminate it, take all reasonable steps to ensure that the contract is terminated and, where reasonably practicable, that the Licensee does not commence a supply to the customer; and

         (c if the response of the customer, alone or when considered with the responses of other customers, suggests weaknesses in the methods, systems or personnel employed or engaged by the Licensee or its agents or sub-contractors for the purpose of its marketing activities, ensure that all reasonable steps to remedy the matter are taken.

5. Where, by virtue of any Designated Supply Contract, electricity is not to be supplied to premises before the expiry of 60 days after the date of the contract, the Licensee shall take reasonable steps during the period after that date and prior to the commencement of supply to keep the customer informed that he has entered into an electricity supply contract with the Licensee.

6. The complaint handling procedures to be established by the Licensee in accordance with Condition 51 shall provide in appropriate cases for the payment of compensation to Designated Customers adversely affected by failure by the Licensee to perform its obligations under this Condition.

7. The Licensee shall keep a record of its compliance with its obligations under this Condition including-

         (a) the contacting of customers in pursuance of sub-paragraph 4(a) and the response of customers to such contact;

         (b      the termination of contracts in pursuance of sub-paragraph
                 4(b); and

         (c)     compensation paid in pursuance of paragraph 6.

8. Except as the Director may for the purposes of this Condition determine, as soon as reasonably practicable after the end of each period of three months ending on 31 March, 30 June, 30 September and 31 December in every year, the Licensee shall submit to the Director and to all Relevant Electricity Consumers' Committees a report dealing with the matters specified in paragraph 7 in that period and shall:

         (a) publish the report so submitted in such manner as will in the opinion of the Licensee secure adequate publicity for it; and

         (b)    send a copy of it free of charge to any person requesting one,

         except that, in performing its obligations under sub-paragraphs (a) and
         (b), the Licensee shall exclude from the report such information as appears to it to be necessary or expedient to ensure that, save where they consent, individual customers referred to therein cannot readily be identified.

9. Reports in pursuance of paragraph 8 shall be presented by the Licensee, in so far as is reasonably practicable, in a standard format submitted to and approved by the Director for the purposes of this Condition.

10.      Except as the Director may approve:

         (a) for the purpose of protecting the interests of any Designated Customer who, prior to the date on which this Condition came into force, may have made a payment in advance with a view to arranging a supply of electricity; or

         (b) where any payment in advance is wholly or mainly for services other than arranging the supply of energy,

         the Licensee shall not enter into any commercial relations connected with the supply of electricity to Designated Premises with any person who has sought, after the coming into force of this Condition, payment in advance (other than a security deposit) from any Designated Customer with a view to arranging a supply of electricity, and the Licensee shall not enter into a contract for the supply of electricity to any such customer made through the agency (either for the Licensee or for any customer) of such a person.

11.      In this Condition:

         "marketing activities"                        means any activities of the Licensee directed at
                                                       or incidental to the identification of and
                                                       communication with Designated Customers
                                                       supplied or to be supplied with electricity
                                                       by the Licensee, and includes entering into
                                                       contracts with such customers.

         "representative"                              in relation to the Licensee, means any person
                                                       directly or indirectly authorised to represent the
                                                       Licensee in its dealings with customers.

                          SECTION C. COMMON OBLIGATIONS

Condition 71. Separate accounts for Separate Businesses
-------------------------------------------------------

1. The first financial year of the Licensee shall run from 1st April 1990 to 31st March 1991, and thereafter each financial year of the Licensee shall run from 1st April to the following 31st March.

2. The remaining paragraphs of this Condition apply for the purpose of ensuring that the Licensee (and any affiliate or related undertaking) maintains accounting and reporting arrangements which enable separate accounts to be prepared for each Separate Business and showing the financial affairs of each such Separate Business.

3. The Licensee shall in respect of each Separate Business:

         (a) keep or cause to be kept for the period referred to in Section 222(5)(b) of the Companies Act 1985 and in the manner referred to in that section such accounting records in respect of each Separate Business as would by Section 221 of the Companies Act 1985 be required to be kept in respect of each such business if it were carried on by a separate company, so that:

                 (i) the revenues, costs, assets, liabilities, reserves and provisions of, or reasonably attributable to, each Separate Business are separately identifiable in the books of the Licensee (and any affiliate or related undertaking) from those of any other business; and

                 (ii) the revenues, costs, assets, liabilities, reserves and provisions of, or reasonably attributable to, the Existing Generation Business and the New Generation Business are separately identifiable from each other in the books of the Licensee (and any affiliate or related undertaking).

         (b) prepare on a consistent basis from such accounting records in respect of:

                 (i) each financial year, accounting statements comprising a profit and loss account, a balance sheet and a cash flow statement, together with notes thereto, and showing separately in respect of each Separate Business and in appropriate detail the amounts of any revenue, cost, asset, liability, reserve or provision which has been either:

                           (aa) charged from or to any other business (whether or not a Separate Business) together with a description of the basis of that charge; or

                           (bb) determined by apportionment or allocation between any Separate Business and any other business (whether or not a Separate Business) together with a description of the basis of the apportionment or allocation; and

                 (ii)     the first six months of each financial year, an
                           interim profit and loss account;

         (c) procure, in respect of the accounting statements prepared in accordance with this Condition in respect of a financial year, a report by the Auditors and addressed to the Director stating whether in their opinion those statements have been properly prepared in accordance with this Condition and give a true and fair view of the revenues, costs, assets, liabilities, reserves and provisions of, or reasonably attributable to, the Separate Business to which the statements relate; and

         (d) deliver to the Director a copy of the account referred to in sub-paragraph (b)(ii), the Auditors' report referred to in sub-paragraph (c) and the accounting statements referred to in sub-paragraph (b)(i) as soon as reasonably practicable, and in any event not later than three months after the end of the period to which it relates in the case of the account referred to in sub-paragraph (b)(ii) and six months after the end of the financial year to which they relate in the case of the accounting statements and Auditors' report referred to in sub-paragraphs (b)(i) and (c).

4. Unless the Director so specifies in directions issued for the purposes of this Condition or with his prior written approval the Licensee shall not in relation to the accounting statements in respect of a financial year change the bases of charge or apportionment or allocation referred to in sub-paragraph 3(b)(i) from those applied in respect of the previous financial year.

5. Where, in relation to the accounting statements in respect of a financial year, the Licensee has changed such bases of charge or apportionment or allocation from those adopted for the immediately preceding financial year, the Licensee shall, if so directed in directions issued by the Director, in addition to preparing accounting statements on those bases which it has adopted, prepare such accounting statements on the bases which applied in respect of the immediately preceding financial year.

6. Accounting statements in respect of a financial year prepared under sub-paragraph 3(b)(i) shall, so far as reasonably practicable and unless otherwise approved by the Director having regard to the purposes of this Condition:

         (a) have the same content and format (in relation to each Separate Business) as the annual accounts of the Licensee prepared under Section 226 and, where appropriate, Section 227 of the Companies Act 1985 and conform to the best commercial accounting practices including all relevant accounting standards issued by the member bodies of the Consultative Committee of Accounting Bodies currently in force;

         (b)     state the accounting policies adopted; and

         (c) (with the exception of the part of such statement which shows separately the amounts charged, apportioned or allocated and describes the bases of charge or apportionment or allocation respectively and with the exception of the accounting statements relating to the Second Tier Supply Business), be published with the annual accounts of the Licensee.

7. Unless the accounting statements prepared under sub-paragraph 3(b)(i) are prepared on the current cost basis as provided by the alternative accounting rules, the Licensee shall, unless otherwise agreed by the Director, in addition to preparing those accounting statements under that paragraph, prepare accounting statements for each Separate Business covering the same period, which shall comprise and show separately:

         (a) a profit and loss account, a balance sheet and a cash flow statement, together with notes thereto, which shall:

                 (i) include in respect of current cost assets amounts determined on the current cost basis as provided by the alternative accounting rules; and

                 (ii) show or disclose the information and other matters required by the alternative accounting rules to be shown or disclosed in accounts where the amounts included in respect of assets covered by any items shown in those accounts have been determined on any basis mentioned in paragraph 31 of Section C of Part II of Schedule 4 to the Companies Act 1985;

         (b) in respect of each Separate Business the adjusted amount of any such provision for depreciation as is referred to in paragraph 32(2) of Section C of Part II of Schedule 4 to the Companies Act 1985 and the items shown in the profit and loss account of the Separate Business for the relevant period which are affected by the determination of amounts on the current cost basis as provided by the alternative accounting rules, including the profit (or loss) before taxation; and

         (c) such other current cost information as is referred to in the Handbook as the Director may reasonably require and shall deliver the same, together with an Auditors' report prepared in relation to the current cost basis accounting statements in the form referred to in sub-paragraph 3(c), to the Director within the time limit referred to in sub-paragraph 3(d), and shall (with the exception of the part of such statement which shows separately the amounts charged, apportioned or allocated and describes the bases of charge or apportionment or allocation respectively and with the exception of the accounting statements relating to the Second Tier Supply Business) publish the same with the annual accounts of the Licensee.

8. References in this Condition to costs or liabilities of, or reasonably attributable to, any Separate Business shall be construed as excluding taxation, capital liabilities which do not relate principally to a particular Separate Business, and interest thereon; and references to any profit and loss account shall be construed accordingly.

9. Without prejudice to paragraph 1 of Condition 1, references in this Condition to sections of the Companies Act 1985 are references to those provisions as amended, substituted or inserted by the relevant provisions of the Companies Act 1989 and if such provisions of the Companies Act 1989 are not in force at the date of grant of this Licence shall be construed as if such provisions were in force at such date.

10. For the purposes of paragraph 7:

         "alternative accounting rules"             means the rules set out in Section C of Part II of
                                                    Schedule 4 to the Companies Act 1985.

         "current cost assets"                      means assets of any description mentioned in
                                                    paragraph 31 of Section C of Part II of Schedule
                                                    4 to the Companies Act 1985.

         "the Handbook"                             means the handbook issued by the Accounting
                                                    Standards Committee of the Consultative
                                                    Committee of Accounting Bodies (CCAB
                                                    Limited) or any successor body entitled
                                                    "Accounting for the effects of changing prices:
                                                    a Handbook" in its current edition for the time
                                                    being or in the event that no such handbook
                                                    shall be in issue such guidance or publication
                                                    as may be issued in replacement or substitution
                                                    therefor.

Condition 72. Restriction on activity and financial ring fencing
----------------------------------------------------------------

1. Save as provided by paragraphs 3 and 4, the Licensee shall not conduct any business or carry on any activity other than the Supply Business, the Second Tier Supply Business and the Distribution Business.

2. The Licensee shall not without the written consent of the Director acquire shares in any affiliated or related undertaking except:

         (a) shares in any body corporate which was a subsidiary of the Licensee on 17 September 1995 other than a body corporate carrying on the Generation Business;

         (b) shares in a body corporate which conducts business only for a Permitted Purpose; or

         (c) shares acquired in order to avoid dilution of a shareholding in a body corporate in which the Licensee holds shares in conformity with this Licence.

3.       Nothing in this Condition shall prevent:

         (a) any affiliate or related undertaking from conducting any business or carrying on any activity;

         (b) the Licensee from holding shares as, or performing the supervisory or management functions of, an investor in respect of any body corporate in which it holds an interest consistently with the provisions of this Licence;

         (c) the Licensee from performing the supervisory or management functions of a holding company in respect of any subsidiary; or

         (d) the Licensee from carrying on any business or conducting any activity to which the Director has given his consent in writing.

4. Nothing in this Condition shall prevent the Licensee conducting ancillary business as defined in this paragraph so long as the limitations specified in this paragraph are complied with.

         (a) For the purpose of this paragraph "ancillary business" means any business or activity carried on by the Licensee other than the Supply Business, the Second Tier Supply Business and the Distribution Business .

         (b) The Licensee may carry on ancillary business provided that neither of the following limitations is exceeded, namely:

                 (i) the aggregate turnover of all the ancillary business of the Licensee does not in any period of twelve months commencing on 1 April of any year exceed 5% of the aggregate turnover of the Supply Business, the Second Tier Supply Business and the Distribution Business (excluding the turnover on transactions which the Supply Business, the Second Tier Supply Business and the Distribution Business make with each other) as shown by its most recent audited accounting statements produced under sub-paragraphs (b)(i) and
                          (c) of paragraph 3 of Condition 71; and

                 (ii) the aggregate amount (determined in accordance with sub-paragraph (d) below) of all investments by the Licensee in all its ancillary business does not at any time after 17 September 1999 exceed 5% of the sum of share capital in issue, share premium and consolidated reserves of the Licensee as shown by its most recent audited historic cost financial statements then available.

         (c) For the purpose of sub-paragraph (b) of this paragraph, "investment" means any form of financial support or assistance given by or on behalf of the Licensee for the ancillary business whether on a temporary or permanent basis including (without limiting the generality of the foregoing) any commitment to provide any such support or assistance in the future.

         (d) At any relevant time, the amount of an investment shall be the sum of (i) the value at which such investment was included in the audited historic cost balance sheet of the Licensee as at the latest accounting reference date to have occurred prior to 17 September 1999 (or, where the investment was not so included, zero), (ii) the aggregate gross amount of all expenditure (whether of a capital or revenue nature) howsoever incurred by the Licensee in respect of such investment in all completed accounting reference periods since such accounting reference date and (iii) all commitments and liabilities (whether actual or contingent) of the Licensee relating to such investment outstanding at the end of the most recently completed accounting reference period.

Condition 73. Availability of resources
---------------------------------------

1. The Licensee shall at all times act in a manner calculated to secure that it has available to it sufficient management resources, financial resources and financial facilities to enable it:

         (a)     to carry on the Supply Business; and

         (b) to comply with such of its obligations under the Act and this Licence as apply to the Supply Business.

2. The Licensee shall submit a certificate addressed to the Director, approved by a resolution of the board of directors of the Licensee and signed by a director of the Licensee pursuant to that resolution. Such certificate shall be submitted in June of each year. Each certificate shall be in one of the following forms:

         (a) "After making enquiries, the directors of the Licensee have a reasonable expectation that the Licensee will have available to it, after taking into account in particular (but without limitation) any dividend or other distribution which might reasonably be expected to be declared or paid, sufficient financial resources and financial facilities to enable the Licensee to carry on the Supply Business for a period of 12 months from the date of this certificate."

         (b) "After making enquiries, the directors of the Licensee have a reasonable expectation, subject to what is said below, that the Licensee will have available to it, after taking into account in particular (but without limitation) any dividend or other distribution which might reasonably be expected to be declared or paid, sufficient financial resources and financial facilities to enable the Licensee to carry on the Supply Business for a period of 12 months from the date of this certificate. However, they would like to draw attention to the following factors which may cast doubt on the ability of the
                 Licensee to carry on the Supply Business...."

         (c) "In the opinion of the directors of the Licensee, the Licensee will not have available to it sufficient financial resources and financial facilities to enable the Licensee to carry on the Supply Business for a period of 12 months from the date of this certificate."

3. The Licensee shall submit to the Director with that certificate a statement of the main factors which the directors of the Licensee have taken into account in giving that certificate.

4. The Licensee shall inform the Director in writing immediately if the directors of the Licensee become aware of any circumstance which causes them to no longer have the reasonable expectation expressed in the then most recent certificate given under paragraph 2.

5. The Licensee shall use its best endeavours to obtain and submit to the Director with each certificate provided for in paragraph 2 a report prepared by its auditors and addressed to the Director stating whether or not the auditors are aware of any inconsistencies between, on the one hand, that certificate and the statement submitted with it and, on the other hand, any information which they obtained during their audit work.

6. The Licensee shall procure from each company or other person which is at any time an ultimate holding company of the Licensee a legally enforceable undertaking in favour of the Licensee in the form specified by the Director that that ultimate holding company ("the Covenantor") will refrain from any action, and will procure that every subsidiary of the Covenantor (other than the Licensee and its subsidiaries) will refrain from any action, which would then be likely to cause the Licensee to breach any of its obligations under the Act or this Licence. Such undertaking shall be obtained within 7 days of the company or other person in question becoming an ultimate holding company and shall remain in force for as long as the Licensee remains the holder of this Licence and the Covenantor remains an ultimate holding company of the Licensee.

7.       The Licensee shall:

         (a) deliver to the Director evidence (including a copy of each such undertaking) that the Licensee has complied with its obligation to procure undertakings pursuant to paragraph 6; and

         (b) inform the Director immediately in writing if the directors of the Licensee become aware that any such undertaking has ceased to be legally enforceable or that its terms have been breached.

8. The directors of the Licensee shall not declare or recommend a dividend, nor shall the Licensee make any other form of distribution within the meaning of Section 263 of the Companies Act 1985, unless prior to the declaration, recommendation or making of the distribution (as the case may be) the Licensee shall have issued to the Director a certificate complying with the following requirements of this paragraph.

         (a)     The certificate shall be in the following form:

         "After making enquiries, the directors of the Licensee are satisfied:

                 (i) that the Licensee is in compliance in all material respects with all obligations imposed on it by Condition 2, Condition 72, Condition 73, Condition 74, paragraph 5 of Condition 77 and paragraph 2 of Condition 78 of its public electricity supply licence; and

                 (ii) that the making of a distribution of [ ] on [ ] will not, either alone or when taken together with other circumstances reasonably foreseeable at the date of this certificate, cause the Licensee to be in breach to a material extent of any of these obligations in the future."

         (b) The certificate shall be signed by a director of the Licensee and approved by a resolution of the board of directors of the Licensee passed not more than 14 days before the date on which the declaration, recommendation or payment will be made.

         (c) Where the certificate has been issued in respect of the declaration or recommendation of a dividend, the Licensee shall be under no obligation to issue a further certificate prior to payment of that dividend.

Condition 74. Credit rating of Licensee
---------------------------------------

1.       The Licensee shall use all reasonable endeavours to ensure that:

         (a) any corporate debt of the Licensee in issue at 17 September 1999 which had an investment grade credit rating at that date maintains an investment grade credit rating throughout the period during which such debt remains outstanding, and

         (b) any corporate debt, other than corporate debt issued by way of negotiated private placement, issued by the Licensee on or after the 17 September 1999 has and maintains an investment grade credit rating throughout the period during which such debt remains outstanding.

2.       For the purpose of paragraph 1:

         (a) "corporate debt" means any unsecured and unsubordinated borrowing of money having an initial maturity of five years or more, and

         (b)     "investment grade credit rating" means:

                           a rating of not less than BBB- by Standard & Poor's Ratings Group or any of its subsidiaries or not less than Baa3 by Moody's Investors Service, Inc. or any of its subsidiaries or such higher rating as shall be specified by either of them from time to time as the lowest investment grade credit rating, or an equivalent rating from any other reputable credit rating agency which has comparable standing in the UK and the USA.

Condition 75. Restriction on own generation capacity
----------------------------------------------------

1.       The Licensee shall:

         (a) procure that by 1 October 2000 the Existing Generation Business shall be transferred to, and following such transfer it shall be held by, an affiliate of the Licensee in which the Licensee has no shareholding interest of any kind, whether direct or indirect; and

         (b) procure that with effect from 30 September 1999 any New Generation Business is held by an affiliate of the Licensee in which the Licensee has no shareholding interest of any kind, whether direct or indirect.

2. Save with the prior written consent of the Director or in the circumstances described in paragraph 3 below, the Licensee shall at all times ensure that the sum of the amounts in megawatts (calculated as provided under paragraphs 4 and 5 below) represented by the declared net capacity of the Licensee's own-generation sets and the appropriate share of the declared net capacity of generation sets in which the Licensee has an accountable interest shall not exceed 400 megawatts.

3. Where the Licensee is in breach of paragraph 2 by reason of the acquisition of own-generation sets or an accountable interest in other generation sets in consequence of the occurrence of a specified event affecting the operator or any third party, the Licensee shall forthwith notify the Director for the purpose of obtaining such consent as is specified in paragraph 2.

4. For the purposes of calculating the limit under paragraph 2 and subject to paragraph 5, there shall be attributed to the Licensee:


         (a) the whole of the declared net capacity represented by own-generation sets; and

         (b) the appropriate share (namely the share representing the Licensee's economic interest therein) of the declared net capacity of generation sets in which it has an accountable interest, ascertained in such manner as the Licensee with the approval of the Director may determine.

5. Where the Director is satisfied that by virtue of the Licensee's economic interest (ascertained in such manner as the Director may determine) therein:

         (a) generation sets in which the Licensee has only an accountable interest should more properly be treated as own-generation sets; or

         (b) own-generation sets should more properly be treated as sets in which the Licensee only has an accountable interest; or

         (c) own-generation sets, or generation sets in which the Licensee has an accountable interest, should not be treated as falling in either category; or

         (d) generation sets not declared as sets in which the Licensee has an accountable interest, should be treated as generation sets in which the Licensee has an accountable interest the Director may issue directions to that effect.

6. For the purposes of this Condition and subject to paragraphs 5 and 9, the Licensee shall have an accountable interest in a generation set in circumstances where (such generation set not being an own-generation set of the Licensee):

         (a) the operator is a related undertaking of the Licensee or any affiliate of the Licensee; or

         (b) the Licensee or any affiliate of the Licensee is in partnership with or is party to any arrangement for sharing profits or cost-savings or any joint venture with the operator or with any third party with regard to the operator; or

         (c)     the Licensee or any affiliate of the Licensee both

                 (i)      has (directly or indirectly):

                           (aa) any beneficial shareholding interest in the operator; or

                           (bb) any beneficial underlying interest in the generation set; or

                           (cc) provided or agreed to provide finance to the operator otherwise than on arm's length terms; or

                           (dd) provided or agreed to provide, or has determined or is responsible for determining the price (or other terms affecting the financial value) of, the fuel used in the generation sets

                           and

                 (ii) is entitled under a contract of not less than 5 years' duration:

                          (aa) to a share of the declared net capacity of the generation set; or

                          (bb) to a share of the declared net capacity of a generation set being the own-generation set of another Authorised Electricity Operator or in which such Authorised Electricity Operator has an accountable interest, under arrangements for the exchange of capacity entitlement or supplies of electricity representing such entitlement between the Licensee or its affiliate and such Authorised Electricity Operator.

7. Paragraph 6 shall be applied in relation to the calculation of an accountable interest in generation sets of any other Authorised Electricity Operator as if the references therein to the Licensee were replaced by references to such Authorised Electricity Operator.

8. References in paragraph 6 to contracts giving entitlements to a share of declared net capacity shall include electricity sale or purchase contracts where rights under such contract are exercisable by reference to an identified generation set or to amounts generated at such set.

9. The Licensee shall not be deemed to have an accountable interest in a generation set where:

         (a) such generation set is owned and operated by the National Grid Company plc or a wholly-owned subsidiary thereof under a licence granted pursuant to Section 6 of the Act; or

         (b) the Licensee's interest arises wholly under the terms of the Pooling and Settlement Agreement or (other than as provided in paragraph 8) under any electricity purchase or sale contract; or

         (c) the Licensee's interest arises solely by virtue of arrangements for the sharing with the operator of any generation set of the risks associated with changes in the price of fuel used by the generation set during the term of any such contract as is referred to in paragraph 6 or 8 above.

10. The Licensee shall, on each such occasion as it provides to the Director separate accounts for the Generation Business pursuant to paragraph 3(b)(i) of Condition 71 and at any other time upon request of the Director, provide to the Director a statement:

         (a) confirming compliance with paragraphs 1, 2 and 3 above as a the date of the statement and throughout the period since the last such statement; and


         (b) identifying (in such detail and with such supporting documents or information as the Director may require) the amount of capacity in megawatts represented by the declared net capacity of own-generation sets attributable to the Licensee and the appropriate share of the Licensee in the declared net capacity of generation sets in which the Licensee has an accountable interest, as at the date of the statement.

11. Where the Director is satisfied that the basis of calculation used by the Licensee is not in conformity with paragraphs 4 and 5 above, the Director may issue directions specifying an alternative basis of calculation, and the basis of calculation by the Licensee shall be adjusted accordingly with effect from the date of issue of the directions or such other date as may be specified in the directions.

12.      In this Condition:

         "operator"                                 means, in relation to any generation set, the
                                                    Authorised Electricity Operator or any person for
                                                    the time being responsible (under contract or
                                                    otherwise) for the generation or sale of
                                                    electricity from such plant.

                                      300


         "own-generation set"                       means any generation set the majority beneficial
                                                    ownership of which is vested in the Licensee or an
                                                    affiliate of the Licensee or in respect of which the
                                                    Licensee or an affiliate of the  Licensee is  the
                                                    operator and references to own-generation sets of
                                                    another Authorised Electricity Operator shall be
                                                    construed as if the references herein to the Licensee
                                                    were replaced by references to that Authorised
                                                    Electricity Operator.

         "specified event"                          means any such event as is described in paragraph
                                                    (1)(f) of Schedule 2 to this Licence but for this
                                                    purpose as if references to the Licensee were
                                                    replaced by references to the operator or third
                                                    party in question.

         "underlying interest"                      in relation to any generation set means any
                                                    interest arising by reason of the Licensee or
                                                    affiliate or any related undertaking of the
                                                    Licensee or affiliate (whether alone or with
                                                    others):

                                                    (a)      holding or being entitled to acquire an
                                                             interest in the land on which the generation
                                                             set, or any part thereof, is built;

                                                    (b)      being in partnership with or party to
                                                             any arrangement for sharing of profits
                                                             or cost-savings or any joint venture
                                                             with any person holding or entitled to
                                                             acquire an interest in the land on which
                                                             the generation set, or any part thereof,
                                                             is built;

                                      301


                                                    (c)      owning any electrical plant situated on or
                                                             operated as a unit with the generation set
                                                             (and for such purpose,  any electrical plant
                                                             or equipment to the possession of which the
                                                             Licensee,  affiliate or related undertaking is
                                                             entitled under any agreement for hire, hire
                                                             purchase, conditional sale or loan shall be
                                                             deemed to be owned by such person) provided
                                                             always  that such  electrical plant shall not
                                                             be deemed to be operated as a unit with any
                                                             generation set by reason only of connections
                                                             with any other system for the transmission or
                                                             distribution of electricity; or


                                                    (d)      having obtained any consent under Section 36 of
                                                             the Act required for the construction or extension
                                                             of the generation set or any part thereof.

Condition 76. Restrictions relating to Embedded Generation
----------------------------------------------------------

1. The Licensee shall not, and shall procure that any affiliate or related undertaking of the Licensee shall not, without the prior written consent of the Director.

         (a) construct or operate any embedded generation plant of the type specified at paragraph 2; or

         (b) own or acquire any such embedded generation plant or any interest in the assets of any such embedded generation plant.

2. A generation set is "embedded generation plant" for the purposes of paragraph 1 if it is a generation set which is connected to the
        Licensee's Distribution System.

Condition 77. Disposal of relevant assets
-----------------------------------------

1. The Licensee shall not dispose of or relinquish operational control over any relevant asset otherwise than in accordance with the following paragraphs of this Condition.

2. Save as provided in paragraph 3, the Licensee shall give to the Director not less than two months' prior written notice of its intention to dispose of or relinquish operational control over any relevant asset, together with such further information as the Director may request relating to such asset or the circumstances of such intended disposal or relinquishment of control or to the intentions in regard thereto of the person proposing to acquire such asset or operational control over such asset.

3. Notwithstanding paragraphs 1 and 2, the Licensee may dispose of or relinquish operational control over any relevant asset:


         (a)      where:

                  (i) the Director has issued directions for the purposes of this Condition containing a general consent (whether or not subject to conditions) to:

                           (aa)     transactions of a specified description; or

                           (bb) the disposal of or relinquishment of operational control over relevant assets of a specified description; and

                  (ii) the transaction or the relevant assets are of a description to which such directions apply and the disposal or relinquishment is in accordance with any conditions to which the consent is subject;

         (b) where the disposal or relinquishment of operational control in question is required by or under any enactment or subordinate legislation.

4. Notwithstanding paragraph 1, the Licensee may dispose of or relinquish operational control over any relevant asset as is specified in any notice given under paragraph 2 in circumstances where:

         (a) the Director confirms in writing that he consents to such disposal or relinquishment (which consent may be made subject to the acceptance by the Licensee or any third party in favour of whom the relevant asset is proposed to be disposed or operational control is proposed to be relinquished of such conditions as the Director may specify); or

         (b) the Director does not inform the Licensee in writing of any objection to such disposal or relinquishment of control within the notice period referred to in paragraph 2.

5. Without prejudice to paragraphs 1 to 4, the Licensee shall not after 17 September 1999 without the written consent of the Director after the disclosure of all material facts;


         (a) create any mortgage, charge, pledge, lien or other form of security or encumbrance whatsoever, undertake any indebtedness to any other person or enter into any guarantee or any obligation otherwise than:

                  (i)      on an arm's length basis;

                  (ii)     on normal commercial terms;

                  (iii)    for a Permitted Purpose; and

                  (iv)     (if the transaction is within the ambit of paragraph
                           1) in accordance with paragraphs 3 and 4;


         (b) transfer, lease, license or lend any sum or sums, asset, right or benefit to any affiliate or related undertaking of the Licensee otherwise than by way of:

                  (i) a dividend or other distribution out of distributable reserves;

                  (ii)     repayment of capital;

                  (iii) payment properly due for any goods, services or assets provided on an arm's length basis and on normal commercial terms;

                  (iv) a transfer, lease, licence or loan of any asset, right or benefit on an arm's length basis and on normal commercial terms;

                  (v) repayment of or payment of interest on a loan not prohibited by sub-paragraph (a);

                  (vi) payments for group corporation tax relief or for the surrender of Advance Corporation Tax calculated on a basis not exceeding the value of the benefit received;

                  (vii) an acquisition of shares in conformity with paragraph 2 of Condition 72 made on an arm's length basis and on normal commercial terms.


         (c) enter into an agreement or incur a commitment incorporating a cross-default obligation; or

         (d) continue or permit to remain in effect any agreement or commitment incorporating a cross-default obligation subsisting at 17 September 1999 save that the Licensee may permit any cross-default obligation in existence at that date to remain in effect for a period not exceeding twelve months from that date, provided that the cross-default obligation is solely referable to an instrument relating to the provision of a loan or other financial facilities granted prior to that date and the terms on which those facilities have been made available as subsisting on that date are not varied or otherwise made more onerous.

         (e) the provisions of sub-paragraphs (c) and (d) of this paragraph shall not prevent the Licensee from giving any guarantee permitted by and compliant with the requirements of sub-paragraph (a) of this paragraph.

6.       In this Condition:

         "cross-default obligation"                 means a term of any agreement or arrangement whereby
                                                    the Licensee's liability to pay or repay any debt or
                                                    other sum arises or is increased or accelerated or is
                                                    capable of arising, increasing or of acceleration by
                                                    reason of a default (howsoever such default may be
                                                    described or defined) by any person other than the
                                                    Licensee, unless:
                                                    (i)     that liability can arise only as the result
                                                            of a default by a subsidiary of the Licensee,
                                                            and

                                                    (ii)    the Licensee holds a majority of the voting
                                                            rights in that subsidiary and has the right
                                                            to appoint or remove a majority of its board
                                                            of directors, and


                                      307


                                                    (iii)   that subsidiary carries on business only
                                                            for a purpose within sub-paragraphs (a)
                                                            or (c) of the definition of Permitted
                                                            Purpose.

         "disposal"                                 includes any sale, gift, lease, licence, loan,
                                                    mortgage, charge or the grant of any other
                                                    encumbrance or the  permitting of any
                                                    encumbrance to subsist or any other
                                                    disposition to a third party, and "dispose"
                                                    shall be construed accordingly.

         "indebtedness"                             means all liabilities now or hereafter due,
                                                    owing or incurred, whether actual or
                                                    contingent, whether solely or jointly with any
                                                    other person and whether as principal or
                                                    surety, together with any interest accruing
                                                    thereon and all costs, charges, penalties and
                                                    expenses incurred in connection therewith.

         "relevant asset"                           means any asset for the time being forming
                                                    part of the Licensee's Distribution System, any
                                                    control centre for use in conjunction therewith
                                                    and any legal or beneficial interest in land
                                                    upon which any of the foregoing is situate.

Condition 78. Provision of information to the Director
------------------------------------------------------

1. Subject to paragraphs 6 and 7, the Licensee shall furnish to the Director, in such manner and at such times as the Director may require, such information and shall procure and furnish to him such reports, as the Director may consider necessary in the light of the Conditions or as he may require for the purpose of performing:

         (a)     the functions assigned to him by or under the Act; and

         (b)     any functions transferred to him under the Act.

     2. The Licensee shall procure from each company or other person which is at any time an ultimate holding company of the Licensee a legally enforceable undertaking in favour of the Licensee in the form specified by the Director that that ultimate holding company ("the Covenantor") will give to the Licensee, and will procure that each subsidiary of the Covenantor (other than the Licensee and its subsidiaries) will give to the Licensee, all such information as may be necessary to enable the Licensee to comply fully with the obligation imposed on it in paragraph 1. Such undertaking shall be obtained within 7 days of the company or the other person in question becoming an ultimate holding company of the Licensee and shall remain in force for so long as the Licensee remains the holder of this Licence and the Covenantor remains an ultimate holding company of the Licensee.

3. The Licensee shall deliver to the Director evidence (including a copy of each such undertaking) that the Licensee has complied with the obligation to procure undertakings pursuant to paragraph 2.

4. The Licensee shall not, save with the consent in writing of the Director, enter (directly or indirectly) into any agreement or arrangement with any ultimate holding company of the Licensee or any of the subsidiaries of such ultimate holding company (other than the subsidiaries of the Licensee) at a time when:

                  (i) an undertaking complying with paragraph 2 is not in place in relation to that ultimate holding company: or

                  (ii)     there is an unremedied breach of such undertaking.

5. Without prejudice to the generality of paragraph 1, the Director may call for the furnishing of accounting information which is more extensive than or differs from that required to be prepared and supplied to the Director under Condition 71.

6. The Licensee may not be required by the Director to furnish him under this Condition with information for the purpose of the exercise of his functions under Section 48 of the Act.

7. The Licensee may not be required by the Director to furnish him under this Condition with any information in relation to an enforcement matter which the Licensee could not be compelled to produce or give under Section 28(3) of the Act.

8. The power of the Director to call for information under paragraph 1 is in addition to the power of the Director to call for information under or pursuant to any other Condition.

9. The Licensee shall, if so requested by the Director, give reasoned comments on the accuracy and text of any information and advice (so far as relating to the Supply and Distribution Businesses) which the Director proposes to publish pursuant to Section 48 of the Act.

10. In this Condition "information" shall include any documents, accounts, estimates, returns or reports (whether or not prepared specifically at the request of the Director) of any description specified by the Director.

Condition 79. Payment of fees
-----------------------------

1. The Licensee shall, at the times stated hereunder, pay to the Secretary of State fees of the amount specified in, or determined under, this Condition.

2. In respect of the year beginning on 1 April 1991 and in each subsequent year, the Licensee shall pay to the Secretary of State a fee which is the aggregate of the following amounts:

         (a) an amount which is a proportion as determined by the Director of the amount estimated by the Director, according to a method which has previously been disclosed in writing to the Licensee, as likely to be his total costs during the coming year;

         (b) the amount (or, where the Relevant Consumers' Committee in question is the consumers' committee for more than one public electricity supplier, the amount which is a proportion as determined by the Director, according to a method which has previously been disclosed in writing to the Licensee, of such amount) estimated by the Director (having regard to any statement under paragraph 8(2) of Schedule 2 to the Act) as being likely to be the costs during the coming year of the Relevant Consumers' Committee in the exercise of the functions assigned to it by or under the Act and any other such functions as it has been or may be required to exercise by the Director;

         (c) an amount which is a proportion as determined by the Director of the amount estimated by the Director (in consultation with the Competition Commission) as having been incurred in the calendar year immediately preceding the 1st April in question by the Competition Commission in connection with references made to it under section 12 of the Act with respect to this Licence or any other licence issued under section 6(1)(c) of the Act; and

         (d) the difference (being a positive or a negative amount), if any, between:

                  (i) the amount of the fee paid by the Licensee in respect of the year immediately preceding the 1st April in question; and

                  (ii) the amount which that fee would have been in respect of that year had the amounts comprised therein been calculated by reference to:

                           (aa) in the case of sub-paragraph 2(a), the actual total costs of the Director during that year and the proportion thereof attributable to the Licensee; and

                           (bb) in the case of sub-paragraph 2(b), the actual total costs of the Relevant Consumers' Committee during that year and where appropriate, the proportion thereof attributable to the Licensee,

                           (such costs being apportioned in each case as determined by the Director according to a method previously disclosed in writing to the Licensee),

         and the fee shall be paid by the Licensee to the Secretary of State within one month of the Director giving notice to the Licensee of its amount if that notice is given within 6 months of the beginning of the year in respect of which the fee is payable.

Condition 80.  Arrangements for provision of services by the Agent
------------------------------------------------------------------

1.       This Condition shall continue in force until:

         (a) the arrangements contemplated by the Memorandum of Understanding are terminated or cease to have effect; and

         (b) the Director directs in writing that, from such date and subject to such terms and conditions as he may specify in his direction, this Condition shall no longer be in force.

2. For the avoidance of doubt, where the Agent has fully complied with any obligation placed upon the Licensee under or by virtue of any Relevant Provision, its compliance shall be regarded for the purposes of this Licence as compliance by the Licensee and nothing in this Licence shall require the Licensee to take any further steps to comply with that obligation.

3. The exercise by the Agent of any Relevant Power shall, insofar as the Agent can lawfully exercise that power, be deemed to be made with the necessary authorisation of the Licensee and shall be treated by the Director, for the purposes of this Licence and of the Act, as the exercise of such Power by the Licensee.

4. The service on the Director by the Agent of any application, consent, representation, notice, request or other communication given in accordance with or by virtue of any of the Relevant Provisions shall be treated as the service of such document on the Director by the Licensee.

5. The service by the Director on the Agent of any direction, consent, determination, derogation, consultation or other communication given in accordance with or by virtue of any of the Relevant Provisions shall be treated as the service of such document by the Director on the Licensee.

6.       In this Condition:

         "Agent"                                    means London Energy Company Ltd. registered in
                                                    England & Wales under company number 2228297.

         "Memorandum of                             means the document dated 30 September 1999 and
          Understanding"                            setting out the basis of arrangements for the
                                                    operation and management of the Supply Business
                                                    by the Agent.

         "Relevant Power"                           means a power, right or capacity granted to the
                                                    Licensee, for the purpose of performing its
                                                    authorised activities, under or by virtue of
                                                    any Relevant Provision.

         "Relevant Provision"                       means the Conditions of Section B of this Licence
                                                    and such provisions of the Act as, in the reasonable
                                                    opinion of the Director, apply to the Supply Business.

Schedule 1. Description of authorised area
------------------------------------------

The authorised area shall comprise that area which is outlined on the attached map and shall additionally include those premises listed in List A (the "Additional Premises") but shall not include those premises listed in List B (the "Excluded Premises").

A:       ADDITIONAL PREMISES

B:       EXCLUDED PREMISES

Schedule 2. Terms as to revocation
----------------------------------

1. The Secretary of State may at any time revoke this Licence by not less than 30 days' notice in writing to the Licensee:


         (a) if the Licensee agrees in writing with the Secretary of State that this Licence should be revoked;

         (b) if any amount payable under Condition 79 is unpaid 30 days after it has become due and remains unpaid for a period of 14 days after the Secretary of State has given the Licensee notice that the payment is overdue. Provided that no such notice shall be given earlier than the sixteenth day after the day on which the amount payable became due;

         (c) if the Licensee fails to comply with a final order (within the meaning of Section 25 of the Act) or with a provisional order (within the meaning of that section) which has been confirmed under that section and (in either case) such failure is not rectified to the satisfaction of the Secretary of State within three months after the Secretary of State has given notice of such failure to the Licensee. Provided that no such notice shall be given by the Secretary of State before the expiration of the period within which an application under Section 27 of the Act could be made questioning the validity of the final or provisional order or before the proceedings relating to any such application are finally determined;

         (d) if the Licensee fails to comply with any order made by the Secretary of State under Section 56, 73, 74 or 89 of the Fair Trading Act 1973 or under Section 10(2)(a) of the Competition Act 1980;

         (e) if the Licensee ceases to carry on its business as a public electricity supplier:

         (f)      if the Licensee:

                  (i) is unable to pay its debts (within the meaning of Section 123(1) or (2) of the Insolvency Act 1986, but subject to paragraph 2 of this Schedule) or any voluntary arrangement is proposed in relation to it under Section 1 of that Act or if it enters into any scheme of arrangement (other than for the purpose of reconstruction or amalgamation upon terms and within such period as may previously have been approved in writing by the Secretary of State);

                  (ii) has a receiver (which expression shall include an administrative receiver within the meaning of Section 29 of the Insolvency Act 1986) of the whole or any material part of its assets or undertaking appointed;

                  (iii) has an administration order under Section 8 of the Insolvency Act 1986 made in relation to it;


                  (iv) passes any resolution for winding-up other than a resolution previously approved in writing by the Secretary of State; or

                  (v) becomes subject to an order by the High Court for winding-up; or

         (g) if the Licensee is convicted of having committed an offence under Section 59 of the Act in making its application for this Licence.


2. For the purposes of paragraph 1(f)(i) of this Schedule Section 123(1)(a) of the Insolvency Act 1986 shall have effect as if for "(pound)750" there was substituted "(pound)250,000" or such higher figure as the Director may from time to time determine by notice in writing to the Secretary of State and the Licensee.

3. The Licensee shall not be deemed to be unable to pay its debts for the purposes of paragraph 1(f)(i) of this Schedule if any such demand as is mentioned in Section 123(1)(a) of the Insolvency Act 1986 is being contested in good faith by the Licensee with recourse to all appropriate measures and procedures or if any such demand is satisfied before the expiration of such period as may be stated in any notice given by the Secretary of State under paragraph 1 of the Schedule.

4. The provisions of Section 109 of the Act shall apply for the purposes of the service of any notice under this Schedule.

Schedule 3A. Supplementary provisions of the distribution charge restriction
----------------------------------------------------------------------------
conditions
----------

Part A. Principles for Attribution
----------------------------------

General Principles
------------------

 A1. Where for the purposes of the distribution charge restriction conditions, a share of costs borne by the Licensee requires to be attributed to any part of the market, the Licensee shall make that attribution on a basis which ensures that no more than a fair proportion of those costs, reflecting the costs incurred by the Licensee in supplying that part of the market, are so attributed.

 A2. The following paragraphs of this Part of Schedule 3A are without prejudice to paragraph A1.

Transmission connection point charges and remote transmission asset rentals
---------------------------------------------------------------------------

 A3. The transmission connection point charges and remote transmission asset rentals requiring to be attributed between the regulated quantity distributed and other quantities distributed shall be attributed in proportion to the transmission connection point and remote transmission asset capacity required for the purpose of distributing those quantities.

Distribution losses

 A4. Where an amount (in units) in respect of distribution losses requires to be calculated and attributed in respect of EHV units and units distributed by the Licensee for the purpose of supply to premises outside the licensee's authorised area, such calculation and attribution shall be made consistently with the principles underlying the schedule of adjustment factors referred to at sub-paragraph (b) of paragraph 3 of Condition 5.

Information to be provided by Licensee
--------------------------------------

 A5. The Licensee shall following the end of each relevant year furnish to the Director, as being one of the specified items to be included in the statement referred to at paragraph 7 of Condition 3C, a statement that the attribution of the transmission connection point charges, the remote transmission asset rentals and distribution losses was made in accordance with the provisions of this Part of Schedule 3, accompanied (where appropriate) by:

         (a) a statement of the total amounts attributed to regulated Designated Customers and other customers; and

         (b) copies of statements prepared under paragraph 2 of Condition 3C and an explanation of the basis therefor.


 A6. Where the Director is satisfied that the basis of calculation or attribution (as the case may be) used by the Licensee is not in conformity with paragraph A1, the Director may issue directions specifying an alternative basis of calculation or attribution, and the basis of calculation or attribution by the Licensee (as the case may be) shall be adjusted accordingly with effect from the date of issue of the directions or (subject to paragraph 10 of Condition 3C) such other date as may be specified in those directions.

Part B. EHV premises
--------------------

B1.      EHV premises shall comprise:

         (a) in relation to premises connected to the Licensee's Distribution System as at the date this licence enters into force, those premises specified in the list of EHV premises notified in writing to the Director by the Licensee within twenty-eight days after this licence enters into force; and

         (b) in relation to premises connected to the Licensee's Distribution System which are either first connected or (having been previously connected) have had their connections materially altered following the date this licence enters into force, means premises connected to the Licensee's Distribution System at a voltage at or higher than 22 kilovolts or at a sub-station with a primary voltage of 66 kilovolts or above.

B2. The Licensee shall following the end of each relevant year furnish to the Director, as being one of the specified items to be included in the statement referred to at paragraph 7 of Condition 3C, a statement listing any changes in the premises falling to be treated as EHV premises.

B3. Where the Director is satisfied that any premises treated by the Licensee as EHV premises should not in conformity with sub-paragraph B1(b) above be so treated, the Director may issue directions to that effect, and such premises shall cease to be treated as EHV premises from the date of issue of the directions or (subject to paragraph 11 of Condition 3C) such other date as may be specified in those directions.

Part C. Excluded services
-------------------------


C1. There may be treated as excluded services provided by the Licensee in its Distribution Business such services in respect of which charges are made which:

         (a)      do not fall within paragraph C2 of this Part; and

         (b) may (subject to paragraph C8) be determined by the Licensee as falling under one of the principles set out in paragraphs C3 to C6 of this Part.

C2. No service provided by the Licensee as part of its Distribution Business shall be treated as an excluded service in so far as it consists of the provision of services remunerated under the use of system charges in accordance with paragraph 3 of Condition 5 including (without prejudice to the foregoing):

                  (i) (subject to paragraph C3 of this Part) the transport of electricity;

                  (ii) the carrying out of works for the installation of electric lines or electrical plant (not otherwise payable in the form of connection charges);

                  (iii) the carrying out of works or the provision of maintenance or repair or other services for the purpose of enabling the Licensee to comply with Condition 6, 11 and 16, the Electricity Supply Regulations 1988 or any regulations made under
                           Section 29 of the Act or any other enactment relating to safety or standards applicable in respect of the Distribution Business; and

                  (iv) (subject to paragraph C5 of this Part) the provision, installation and maintenance of any meters, switchgear or other electrical plant (not being part of connection charges).

C3. The Licensee may treat as being an excluded service for the purposes of its Distribution Business the transport of:

         (a) units of electricity not consumed in the licensee's authorised area; or

         (b)      EHV units.

C4. Charges of the type described in paragraph 3 of Condition 5 and borne in accordance with the principles set out in paragraph 7 of Condition 5 by any person as connection charges, and charges in respect of the statements referred to in paragraph 10 of Condition 5, may each be treated as excluded services for the purposes of the Distribution Business.

C5. A service provided by the Licensee as part of its Distribution Business may be treated as an excluded service in so far as it consists in the provision of services (including metering, electric lines or electrical plant) for the specific benefit of any third party requesting the same and not made available by the Licensee as a normal part of its Distribution Business remunerated by use of system charges including (without prejudice to the foregoing):

                  (i) special metering (including "time of day" metering) to facilitate energy saving programmes for the benefit of customers requesting the same;

                  (ii) charges for moving mains, services or meters forming part of the Licensee's Distribution System to accommodate extension, re-design or re-development of any premises on which the same are located or to which they are connected;

                  (iii)    the provision of electric lines and electrical plant
                           (a) insofar as the same are required for the specific purpose of enabling the provision of top-up or standby supplies or sales of electricity or (b) to provide a higher degree of security than is required for the purposes of complying with Condition 6;

                  (iv) the amount by which charges for the provision of prepayment meters to customers exceed charges for the provision of standard meters for such customers; and

                  (v) special metering or telemetry or data processing equipment for the purposes of enabling any person which is a party to the Pooling and Settlement Agreement to comply with its obligations in respect of metering thereunder, or for the performance by the Licensee of any service in relation thereto.

C6. There may be treated as an excluded service for the purposes of the Distribution Business, charges for the relocation of electric lines or electrical plant and the carrying out of works associated therewith pursuant to a statutory obligation (other than under Section 9(1) or Section 16 of the Act) imposed on the Licensee.

Information to be provided to the Director
------------------------------------------

C7. The Licensee shall following the end of each relevant year furnish to the Director, as being one of the specified items to be included in the statement referred to at paragraph 7 of Condition 3C, details specifying separately the nature of all services provided as part of its Distribution Business by the Licensee and treated as excluded services by the Licensee during the course of such year and stating the revenues derived by the Licensee in respect of each such service so treated.

Directions
----------

C8. Where the Director is satisfied that in light of the principles set out in paragraphs C2 to C7 inclusive any service treated by the Licensee as an excluded service should not be so treated, the Director shall issue directions to that effect, and the service or services specified in the directions shall cease to be treated as excluded services from the date of issue of the directions or (subject to paragraph 10 of Condition 3C) such other date as may be specified in the directions.

Part D. Regulated distribution unit categories
----------------------------------------------

 D1. The Licensee shall following the end of each relevant year furnish to the Director, as being one of the specified items to be included in the statement referred to at paragraph 7 of Condition 3C, details specifying separately those use of system charges in respect of which the Licensee has during the course of such year treated the units distributed as falling within the definition of each of LV1 units and LV2 units and LV3 units respectively.

 D2. The definition of LV1 units includes units distributed under the following tariffs:

                  E7DT/90          Economy Seven Tariff  (day units)

                  WMT/LA/90        Domestic Day/Night (Limited Application)-
                                   The White Meter Tariff (day units)

                  E7BT/90          Economy 7 Block Tariff (day units)

                  E7DNT/90         Economy 7 Day and Night Tariff (all non-night units)

                  E7FT/90          Economy 7 Farm Tariff (day units) FDNT/90 Farm
                                   Day/Night (Limited Application) Tariff
                                    (day units)

 D3. The definition of LV2 units includes units distributed under the following tariffs:

                  E7DT/90           Economy 7 Tariff, (night units)

                  WMT/LA/90         Domestic Day/Night-The White Meter Tariff
                                    (night units)

                  OP7T/LA/90        The Off Peak (7hr) (Limited Application) Tariff

                  OPT/N/LA/90       Off-peak night only (Limited Application) Tariff

                  OPT/LA/90         Off-peak (Limited Application) Tariff

                  E7BT/90           Economy 7 Block tariff (night units)

                  E7DNT/90          Economy 7 Day and Night tariff (night units)

                  E7DNT/90          Economy 7 Farm Tariff
                                    (night units)

                  FDNT/90           Farm Day/Night (Limited Application) Tariff
                                    (night units)

                  Tariff Codes      201-214 Assorted Non-standard off-peak tariffs,

 D4. The definition of LV3 units includes units distributed under the following tariffs:

                  DT/90             Domestic Tariff

                  BT/90             Block Tariff

                  FRT/LA/90         Flat Rate (limited application) tariff.

                  FT/90             Farm Tariff

                  AFT/LA/90         Alternative Farm (limited application) tariff.

                  NT/90             Day and Night (limited application) tariff

                  MSTA/90           Supply Tariff A (Scales B and C)

                  MNT/LA/90         Demand Day/Night (limited application) tariff
                                    (scales B and C)

                  Public lighting terms

                  LV STOD Terms

                  All other LV tariffs and variants of tariffs not included in LV (1)
                  or LV (2)

 D5. Notwithstanding the provisions of paragraphs D2 to D4 above, where the Director is satisfied that a tariff or tariffs in respect of which the Licensee has treated the units distributed as falling within one of the categories in paragraphs D2 to D4 above should not be so treated, the Director shall issue directions to that effect and the tariff or tariffs specified in the directions shall cease to be so treated from the date of issue of the directions or (subject to paragraph 10 of Condition 3C) such other date as may be specified in the directions and shall with effect from such date be treated in such manner as may be specified in the directions.

Part E. Calculation of factor in respect of distribution losses
---------------------------------------------------------------

E1. For the purposes of calculation of the terms ALt and Lt as used in paragraph 3 of Condition 3A shall each be determined for relevant years commencing on or after the1st April 1995 using the consistent methodological basis set out in paragraphs E2 to E5 below.

Consistent methodological basis for determination of ALt and Lt
---------------------------------------------------------------

E2. Adjusted distribution losses shall be determined as being the difference between adjusted grid supply point purchases and adjusted units distributed.

E3. Units metered on entry to the Licensee's Distribution System shall be adjusted to obtain adjusted grid supply point purchases by:

         (a)      excluding that number of units which is equal to the sum of:

                  (i)      EHV units; and

                  (ii) units distributed by the Licensee for the purpose of supply to premises outside the licensee's authorised area; and

                  (iii) an amount in respect of distribution losses between the grid supply point and the exit point attributable to the units referred to in (i) and (ii) above, as determined in accordance with paragraph A4 in Part A of Schedule 3A; and

         (b) including an amount (in units) to represent the effect of units entering the Licensee's Distribution System otherwise than at grid supply points, being the difference between the number of units so entering and the number of units that would have been required to have entered at grid supply points in their absence (such latter number of units being calculated consistently with the principles underlying the schedule of adjustment factors in respect of distribution losses referred to at sub-paragraph (b) of paragraph 3 of Condition 5).

E4. For so long as units are metered on entry to the Licensee's Distribution System at bulk supply points instead of at grid supply points, such units shall be calculated by:

         (a) applying the procedures in paragraph E3 as if all references to units metered at grid supply points were to units metered at bulk supply points; and

         (b) grossing-up units metered at the bulk supply points by the relevant grid supply point conversion factor being either:

                  (i) 0.5 per cent of the units metered at the bulk supply points; or

                  (ii) such other factor to take account of losses occurring between the grid supply points and the bulk supply points as the Licensee may with the prior approval of the Director determine to be appropriate.

E5.      Adjusted units distributed shall be obtained by:

         (a) calculating all units distributed by the Licensee metered at exit points on leaving the Licensee's Distribution System;

         (b) deducting therefrom EHV units and units distributed for the purpose of supply to premises outside the licensee's authorised area; and

         (c) adding thereto an amount equal to the units consumed on the licensee's premises in the authorised area (insofar as not otherwise taken into account in determining units distributed under sub-paragraph (a) above).

Initial relevant loss percentage in the term Alt

E6. In the first relevant year, the initial relevant loss percentage in the term ALt shall (consistently with the methodology set out in paragraphs E2 to E5 above) be determined as being:

                  adjusted GSP purchase units less adjusted units distributed
                  -----------------------------------------------------------
                                    adjusted units distributed

         where adjusted GSP purchase units are calculated as provided in paragraph E7 and adjusted units distributed are calculated as provided in paragraph E8.

E7. Adjusted GSP purchase units shall be calculated in accordance with the procedures successively described in the following sub-paragraphs:

         (a) the actual losses in each of relevant years t-1, t-2 and t-3 (the "historic losses") shall be calculated as the difference in each of those years between units purchased at entry points to the Licensee's Distribution System and units sold;

         (b) the historic loss percentage shall be calculated as the proportion (expressed as a percentage) which the aggregate historic losses were of the aggregate units purchased at entry points to the Licensee's Distribution System, in each case over the three relevant years t-1 to t-3;

         (c) the total number of units sold in relevant year t-1 shall be grossed up by the historic loss percentage ("BSP purchase units"); and

         (d)      the figure for BSP purchase units resulting from sub-paragraph
                  (c) shall be adjusted to obtain adjusted GSP purchase units in accordance with the provisions of paragraphs E3 and E4 above.

E8. Adjusted units distributed shall be calculated by applying the methodology of paragraph E5 in respect of those units referred to in sub-paragraphs (a) to (c) of paragraph E5 in relevant year t-1.

Information to be provided to the Director
------------------------------------------

E9. The Licensee shall within three months after the entry into force of this licence furnish to the Director a statement showing the initial relevant loss percentage and the underlying calculations.

E10. The Licensee shall, following the end of each relevant year, furnish to the Director, as being one of the specified items to be included in the statement referred to at paragraph 7 of Condition 3C, a statement showing adjusted distribution losses for that relevant year, accompanied by the underlying calculations and (where appropriate) an explanation of any changes in the basis of calculation or estimation thereof.

E11. Where the Director is satisfied that any statement or underlying calculation provided has not been drawn up in conformity with paragraphs E2 to E8 above, the Director may issue directions, and the statement or underlying calculation shall be adjusted with effect from the date of issue of the directions or (subject to paragraph 10 of Condition 3C) such other date as may be specified in the directions.

Schedule 3B. Supplementary provisions of the supply charge restriction
----------------------------------------------------------------------
conditions
----------

Part A. Principles for Attribution
----------------------------------

General Principles
------------------

 A1. Where for the purposes of the supply charge restriction conditions, a share of costs borne by the Licensee requires to be attributed to any part of the market, the Licensee shall make that attribution on a basis which ensures that no more than a fair proportion of those costs, reflecting the costs incurred by the Licensee in supplying that part of the market, are so attributed.

 A2. The following paragraphs of this Part of Schedule 3B are without prejudice to paragraph A1.

Fossil Fuel Levy and payments in lieu thereof
---------------------------------------------

 A3. The fossil fuel levy requiring to be attributed to supplies to Designated Customers shall be attributed on the basis of the amount of the levy incorporated in the prices actually charged or to be charged by the Licensee on supplies to such customers in the relevant year in respect of which the attribution falls to be made. Amounts in lieu of the fossil fuel levy in respect of purchases of electricity other than leviable electricity requiring to be calculated and then attributed to supplies to Designated Customers in any relevant year for the purposes of Condition 29A shall:

         (a) be calculated as being such amounts as correspond to the lesser of:

                  (i) the premium actually payable (measured on an accruals basis) by the Licensee during the relevant year on purchases of electricity other than leviable electricity as representing the benefit to the Licensee of being able to treat such electricity as being other than leviable electricity for the purposes of Section 33 of the Act and Regulations thereunder; and

                  (ii) the additional amount that would have been payable (measured on an accruals basis) by the Licensee in respect of the fossil fuel levy pursuant to Regulations made under Section 33 of the Act had such electricity been leviable electricity; and

         (b) be attributed to supplies to Designated Customers pro rata to the amount which the quantity supplied to Designated Customers bears to the total quantity supplied (in each case in the relevant year in respect of which the attribution falls to be made) or on the basis of the amount referred to in paragraph
                  (a) incorporated in the prices actually charged or to be charged by the Licensee on supplies to such customers in the relevant year in respect of which the attribution falls to be made or on such other basis of attribution as the Licensee shall previously have agreed with the Director.

Information to be provided by Licensee
--------------------------------------

 A4. The Licensee shall following the end of each relevant year furnish to the Director, as being one of the specified items to be included in the statement referred to at paragraph 3 of Condition 29C, a statement of the actual attribution of electricity purchase costs between regulated and other customers and reconciling the attribution with any statements made in respect of the relevant year under paragraph 1 of Condition 29C, and a statement confirming that the calculation of amounts in lieu of the fossil fuel levy and the attribution of the fossil fuel levy and amounts in lieu thereof was made in accordance with the provisions of this Part of Schedule 3B, accompanied (where appropriate) by:

         (a) a statement of the total amounts attributed to regulated Designated Customers and other customers; and

         (b) copies of statements prepared under paragraph 1 of Condition 29C and an explanation of the basis therefor.

 A5. Where the Director is satisfied that the basis of calculation or attribution (as the case may be) used by the Licensee is not in conformity with paragraph A1, the Director may issue directions specifying an alternative basis of calculation or attribution, and the basis of calculation or attribution by the Licensee (as the case may be) shall be adjusted accordingly with effect from the date of issue of the directions or (subject to paragraph 6 of Condition 29C) such other date as may be specified in those directions.

Part B. Excluded services
-------------------------

B1. Subject to paragraph B3, a service provided by the Licensee as part of its Supply Business may be treated as an excluded service in so far as it consists of the provision of services for the specific benefit of customers requesting the same and not made available by the Licensee as a normal part of such Business. For the avoidance of doubt, the provision of facilities for prepayment may not be treated as an excluded service except the provision of prepayment meters as an excluded service by the Distribution Business.

Information to be provided to the Director
-----------------------------------------

B2. The Licensee shall following the end of each relevant year furnish to the Director, as being one of the specified items to be included in the statement referred to at paragraph 3 of Condition 29C, details specifying separately the nature of all services provided as part of its or Supply Business by the Licensee and treated as excluded services by the Licensee during the course of such year and stating the revenues derived by the Licensee in respect of each such service so treated.

Directions
----------

B3. Where the Director is satisfied that in light of the principles set out in paragraph B1 any service treated by the Licensee as an excluded service should not be so treated, the Director shall issue directions to that effect, and the service or services specified in the directions shall cease to be treated as excluded services from the date of issue of the directions or (subject to paragraph 6 of Condition 29C) such other date as may be specified in the directions.

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